SCHEDULE 14C INFORMATION

            INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                   THE SECURITIES EXCHANGE ACT OF 1934
                          (Amendment No. 3)

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                                Shiprock, Inc.
-------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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





                              SHIPROCK, INC.
                          1370 Monterey Drive
                     Apache Junction, Arizona, 85220

                          INFORMATION STATEMENT
                          ---------------------

      To the Shareholders of Shiprock, Inc.:

As we previously reported on March 4, 2004, Shiprock, Inc. has entered into an agreement and plan of reorganization with Duska Scientific Co., or Duska, under which Duska will be merged with our subsidiary, Shiprock Subsidiary, Inc. In the merger, each outstanding share of common stock of Duska will be converted into one share of our common stock and each outstanding warrant and option to purchase Duska shares will be cancelled in exchange for an identical warrant or option to purchase the same number of shares of our common stock. As a result of the merger, the former stockholders of Duska will own a maximum of approximately 93% of the shares of our common stock to be outstanding immediately following the merger. Our current shareholders will own not less than approximately 7% of our outstanding shares. These percentages do not give effect to any outstanding warrants or options.

The agreement and plan of reorganization with Duska was first approved by our sole director on January 6, 2004. On June 29, 2004, the agreement and plan of reorganization was amended with our director's approval. Under Nevada law, our shareholders need not approve the agreement.

In order to facilitate the merger, on March 4, 2004 our sole director approved an amendment to our articles of incorporation to be effected concurrently with the completion of the merger. The amendment will:

      o Increase the authorized number of shares of our common stock from 20,000,000 to 50,000,000 shares.

      o     Change our corporate name from Shiprock, Inc. to Duska
            Therapeutics, Inc.

      o     Change our resident agent for service of process in Nevada.

The amendment to our articles of incorporation was approved on March 4, 2004 by written consent of the holders of a majority of our outstanding shares of our common stock. No further shareholder approval is required.

This Information Statement is being mailed to our shareholders on July__, 2004. In accordance with applicable Securities and Exchange Commission regulations, the amendment to our articles of incorporation will not be effected until at least 20 calendar days after this Information Statement is sent or given to shareholders. The amendment will not be effected if the merger with Duska fails to occur for any reason.

We are delivering only one copy of this Information Statement to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. If you share an address with another shareholder and wish to receive a separate copy of this Information Statement, please write to Tommy J. Gropp, our Chairman of the Board and Chief Executive Officer, at our address above, or call him at (480) 288-4223, and we will promptly send you a separate copy. Shareholders sharing an address also can request either a single copy or multiple copies of all future annual reports, proxy statements and information statements by contacting Mr. Gropp.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

July ____, 2004

                                        Sincerely,

                                        Tommy J. Gropp
                                        Chairman of the Board and
                                        Chief Executive Officer

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
SUMMARY TERM SHEET ...................................................... 1

SPECIAL
CONSIDERATIONS............................................................9

OTHER
CONSIDERATIONS............................................................21

MARKET PRICE AND DIVIDEND
INFORMATION...............................................................33

INFORMATION REGARDING SHIPROCK,
INC.......................................................................34

INFORMATION REGARDING DUSKA'S
BUSINESS..................................................................35

DUSKA MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION...........44

SHIPROCK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATION....................................... 46

SHIPROCK MANAGEMENT.......................................................46

DUSKA MANAGEMENT..........................................................48

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............53

DESCRIPTION OF THE AMENDMENT..............................................56

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS.........................59

EXPERTS...................................................................63

WHERE YOU CAN FIND MORE INFORMATION.......................................63

INDEX TO DUSKA FINANCIAL STATEMENTS.......................................F-1

APPENDIX A - Agreement and Plan of Reorganization.........................A-1

APPENDIX B - Amendments to Agreement and Plan of Reorganization...........B-1

EXHIBIT A -  Certificate of Merger of Domestic Corporation................C-1

EXHIBIT B -  Certificate of Amendment to Articles of Incorporation........D-1

EXHIBIT C -  Escrow Agreement............................................ E-1

EXHIBIT F -  Indemnication Waiver.......................................  F-1



                        SUMMARY OF INFORMATION STATEMENT

      The following summary highlights, in question and answer format, the principal terms and provisions of the merger with Duska and other selected matters that are discussed more fully elsewhere in this Information Statement. This summary does not contain all of the information that may be important to you. You should read in their entirety this Information Statement and the other documents included or referred to in this Information Statement in order to fully understand the merger with Duska and the other matters discussed in this Information Statement.


The Parties
-----------

Q: WHO ARE THE PARTIES TO THE MERGER? (See page ___.)

     The parties to the agreement and plan of reorganization, dated as of February 2, 2004 and as amended as of June 29, 2004, are Shiprock, Inc., Duska Scientific Co., or Duska, and Shiprock Subsidiary, Inc.

      Shiprock, Inc. is a corporation organized under the laws of Nevada. Since November 1999, we have engaged in limited landscaping and irrigation operations, but have been unable to develop these operations into a financially viable business. Our principal executive offices are located at 1370 Monterey Drive, Apache Junction, Arizona 85220, and our telephone number is (480) 288-4223. Quotations for our common stock are available on the OTC Bulletin Board, under the symbol "SRKI," but historically there has been little or no trading volume in our common stock.

      Duska Scientific Co. is a privately held corporation organized under the laws of Delaware. It was founded in 1996 and commenced its current drug development operations in 1999. Duska is engaged in developing new products for the diagnosis or treatment of human diseases based upon adenosine 5'- triphosphate, or ATP, and ATP receptors-related technology. Duska's principal executive office is located at Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004, and its telephone number is (610) 660-6690.

      Shiprock Subsidiary, Inc. is a corporation organized under the laws of Delaware. It is a wholly owned subsidiary of Shiprock, Inc. formed solely for purposes of facilitating the merger with Duska. It has no significant assets and is not engaged in any business or operations apart from its participation in the merger. It shares the principal executive offices and telephone number with those of Shiprock, Inc.

      References in this Information Statement to "we," "our" and "us" refer to Shiprock, Inc. and its subsidiary.

The Information Statement
-------------------------

Q: WHY AM I RECEIVING THIS INFORMATION STATEMENT? (See page ___.)

A. It is for your information only. The amendment to our articles of incorporation was approved on March 4, 2004 by written consent of the holders of a majority of our outstanding shares of common stock. In order to avoid costs, we did not solicit consents from all our shareholders in connection with the approval of the amendment. Under these circumstances, federal securities laws require us to furnish you with this Information Statement at least 20 calendar days before effecting the amendment.

Q: WHY WAS THE AMENDMENT ADOPTED? (See page ___.)

A: The amendment to our articles of incorporation was adopted for the sole purpose of facilitating the merger of our company with Duska, and will be effected concurrently with the completion of the merger. If the merger does not occur, the amendment will be void.


Q: WHAT WILL THE AMENDMENT DO? (See page ___.)

A: We currently have 20,000,000 shares of common stock authorized for issuance, of which 1,580,000 shares are outstanding and the remaining 18,420,000 shares are available for issuance. In the merger, we will issue a maximum of approximately 17,727,292 shares of our common stock to the current stockholders of Duska and reserve a maximum of approximately 13,365,292 additional shares for issuance upon the exercise of warrants and stock options that we will issue in the merger in exchange for outstanding warrants and options to purchase shares of Duska common stock. At present, therefore, we do not have sufficient available authorized shares to complete the merger. The principal purpose of the amendment to our articles of incorporation is to increase our authorized shares (to 50,000,000 shares) for this purpose. We have no present plan or intention to issue any shares of common stock other than in connection with the merger.

The amendment to our articles of incorporation also will change our corporate name to "Duska Therapeutics, Inc." to reflect that, as a result of the merger, we will succeed to the business and operations of Duska. As an incidental matter, the amendment will change our resident agent for service of process in Nevada following the merger.

Q: AM I BEING ASKED TO APPROVE THE AMENDMENT? (See page ___.)


A: No. The amendment has been approved by the holders of a majority of our outstanding shares of common stock. No further shareholder approval of the amendment is required.

The Merger
----------

Q: WHY IS THE MERGER DESCRIBED AT LENGTH? (See page ___.)

A: The federal securities laws require that we distribute this Information Statement to our shareholders in connection with the adoption of the amendment to our articles of incorporation. Since the amendment was adopted solely to facilitate the merger, in order to understand the amendment, it is important for you to be fully informed about the merger.


Q: WHAT IS THE MERGER?

A: We have agreed to a merger in which the shares of Duska common stock held by its stockholders will be converted into shares of our common stock. The merger will be accomplished as a merger of Duska with Shiprock Subsidiary, Inc., a new wholly owned subsidiary of Shiprock, Inc. formed for this purpose, in which Duska will be the surviving corporation. As a result of the merger, Duska will become our wholly owned subsidiary, we will change our name to "Duska Therapeutics, Inc." and we will succeed to the business, assets and liabilities of Duska and own and operate its business and assets following the merger.


Q: AM I BEING ASKED TO APPROVE THE MERGER? (See page ___.)

A: No. Under Nevada law, shareholder approval of the merger is not required.

Q: WHAT WILL DUSKA STOCKHOLDERS RECEIVE IN THE MERGER? (See page ___.)

A: In the merger, each outstanding share of common stock of Duska will be converted into one share of our common stock.

Q: HOW WILL DUSKA WARRANTS AND OPTIONS BE TREATED IN THE MERGER? (See page ___.)

A: As part of the merger, all of the outstanding stock purchase warrants and Stock options of Duska will be cancelled in exchange for warrants and options to purchase the same number of shares of our common stock at the same exercise prices and otherwise on the same terms as the Duska warrants and options.

Q: WILL THE CONVERSION RATIO CHANGE? (See page ____.)

A: No. There is no provision in the merger agreement for changing the conversion ratio of one share of our common stock (or one warrant or option) for each share of Duska common stock (or Duska warrant or option).

Q: WHAT PERCENTAGE OF OUR COMMON STOCK WILL BE ACQUIRED BY DUSKA STOCKHOLDERS IN THE MERGER? (See page ___.)

A: Based upon 1,400,000 shares of our common stock to be outstanding prior to the merger (after we repurchase 180,000 shares from Mr. Gropp as described under caption "SPECIAL CONSIDERATIONS - Actions Prior to the Closing" on page 18 of this Information Statement), and assuming that 17,727,292 shares of common stock of Duska will be outstanding (which gives effect to a 3-for-1 stock split to be effected by Duska prior to the merger and assumes that Duska accepts and receives all of the subscriptions for the approximately 3,667,000 units that were subscribed for in its private offering described under the caption "INFORMATION REGARDING DUSKA'S BUSINESS - Private Offering" on page 41, the stockholders of Duska will receive in the merger 17,727,292 shares of our common stock, representing approximately 93% of our common stock outstanding immediately following the merger. The actual number of shares of Duska outstanding prior to the merger, and therefore the actual number of our shares outstanding immediately after the merger, may be less.

      Unless we note otherwise, all share, per share, option and warrant information in this Information Statement gives effect to Duska's proposed 3-for-1 stock split and assumes that Duska sells all 3,667,000 units that were subscribed for in its private offering.

Q: DOES THIS PERCENTAGE GIVE EFFECT TO WARRANTS AND OPTIONS? (See page ___.)

A: No. Duska currently has outstanding warrants to purchase approximately 4,733,292 shares of Duska common stock at a weighted-average exercise price of approximately $1.21 per share and options to purchase an additional approximately 4,965,000 shares of Duska common stock at a weighted-average exercise price of approximately $1.03 per share. Also, Duska will issue a maximum of approximately 3,667,000 additional warrants to purchase shares of its common stock at an exercise price of $2.50 per share as part of its private offering described under the caption "INFORMATION REGARDING DUSKA'S
BUSINESS - Private Offering" on page 41 of this Information Statement.

      As part of the merger, the outstanding stock purchase warrants and stock options of Duska will be cancelled in exchange for warrants and options to purchase shares of our common stock at the same exercise prices and otherwise on the same terms as the Duska warrants and options.

Q: HOW WILL OUR SHARES BE TREATED IN THE MERGER? (See page ___.)

A: Our outstanding shares of common stock will remain outstanding after the merger and will not be directly affected by it; however, the percentage ownership of our current shareholders will be substantially diluted as described above. Since we will carry on Duska's business following the merger, our current shareholders will have an ownership interest in Duska's business following the merger.

Q: WHO WILL BE OUR DIRECTORS AND EXECUTIVE OFFICERS AFTER THE MERGER? (See page ___.)

A: Mr. Gropp, our sole director and executive officer, has agreed to resign as a director and executive officer upon completion of the merger, and to appoint the current directors and executive officers of Duska to serve as our directors and executive officers. See "MANAGEMENT - Duska; Directors and Executive Officers" on page 48 of this Information Statement for information regarding Duska's directors and executive officers.

Q: ARE THERE CONDITIONS TO THE MERGER? (See page ___.)

A: Yes. The completion of the merger is subject to several conditions, the most significant of which is that Duska complete a private offering of not less than $2,000,000 of its securities. The offering is described under the caption "INFORMATION REGARDING DUSKA'S BUSINESS - Private Offering" on page 41 of this Information Statement. This and the other conditions to the merger are described under the caption "THE MERGER - Conditions to the Merger" on page 16 of this Information Statement.

Q: CAN THE CONDITIONS TO THE MERGER BE WAIVED? (See page ___.)

A: Yes. We would not consider, however, waiving the condition relating to Duska's completion of its private offering.

Q: WHEN WILL THE MERGER BE COMPLETED? (See page ___.)

A: We expect the merger to be completed on or about August 31, 2004, assuming The conditions to the merger have been satisfied or waived. It is possible, however, that one or more conditions to the merger will not be satisfied and that it will not be completed. This and other considerations are described under the caption "OTHER CONSIDERATIONS" beginning on page 21 of this Information Statement.

Q: WHY IS THE MERGER BEING UNDERTAKEN? (See page ___.)

A: Our sole director, Mr. Gropp, approved the merger with Duska because we have no significant business, assets or operations and no business plan or prospects to develop future business. By merging with Duska, our shareholders will be able to participate in Duska's emerging biopharmaceutical business.

      Duska agreed to the merger in order to acquire our status as a reporting company under the federal securities laws, which Duska believes may facilitate raising the capital necessary to fund its ongoing product development activities and other operations. In this regard, the completion of the merger and Duska's completion of its private offering are conditioned upon each other. Duska also believes that becoming a public company may assist in attracting and retaining additional qualified executives and other professional personnel as its business expands.

Q: ARE DUSKA'S BUSINESS, PROSPECTS AND FINANCIAL CONDITION RELEVANT TO A CONSIDERATION OF THE MERGER? (See page ___.)

A: Yes. In determining to approve the merger, our sole director and executive officer considered Duska's business, prospects and financial condition. We will discontinue our landscaping and irrigation business in connection with the merger. Following the merger, we will carry on Duska's business and our shareholders will continue to hold their shares of our common stock, so Duska's business, prospects and financial condition also are relevant to your understanding of the merger.

Q: HOW WERE THE MERGER TERMS DETERMINED? (See page ___.)

A: The terms of the merger were determined by arm's-length negotiations between Duska and us. For a detailed discussion of the negotiations, see the discussion under the caption "SPECIAL CONSIDERATIONS - Duska's Reasons for the Merger and Merger Negotiations" on page 20 of this Information Statement.


Q: WAS AN OPINION OBTAINED FROM A FINANCIAL ADVISER? (See page ___.)

A: No. Neither we nor Duska obtained an opinion from a financial adviser regarding the terms of the merger.


Q: DO PERSONS INVOLVED IN THE MERGER HAVE INTERESTS DIFFERENT FROM MINE? (See page ___.)

A: Yes. As a condition to the merger, we have agreed to repurchase from Mr. Gropp 180,000 shares of our common stock held by him in exchange for our payment to him of $18 and assignment to him of the equipment and other tangible assets used in our landscaping and irrigation business, which will be discontinued following the merger. The equipment and assets had a book value as of March 31, 2004 of approximately $4,549.00. Mr. Gropp also will assume our obligations and liabilities relating to the discontinued business. As of March 31, 2004, these liabilities amounted to approximately $0.

Mr. Gropp also has agreed to deposit, at the effective time of the merger, 100,000 of his shares of our common stock in escrow as partial security for claims that Duska may make for indemnification under the agreement and plan of reorganization.

We also have agreed that, following the merger, we will file a registration statement relating to the shares of our common stock held by Mr. Gropp and Michael Artis, one of our co-founders, as described under the caption "SPECIAL CONSIDERATIONS - The Agreement and Plan of Reorganization; Restrictions on Sales of Shares by Affiliates" on page 14 of this Information Statement.

Q: AM I ENTITLED TO DISSENTERS' OR APPRAISAL RIGHTS? (See page ___.)

A: No. Under Nevada law, no dissenters' or appraisal rights are available in connection with the merger or the amendment to our articles of incorporation.

Q: ARE THERE OTHER CONSIDERATIONS? (See page ___.)

A: Yes. There are a number of other considerations relating to the merger and to Duska that are relevant to your understanding of the merger, since we will succeed to Duska's business, assets and liabilities as a result of the merger and after the merger our shareholders will have an ownership interest in Duska's business. These considerations include the following and the other matters described under the caption "OTHER CONSIDERATIONS" on page 21 of this Information Statement:

      o Duska may not complete its private offering, or one or more of the other conditions to the merger may not be satisfied, and the merger may not be completed.

      o The percentage ownership of our existing shareholders will be reduced to not less than approximately 7% as a result of our issuance of shares in the merger, without giving effect to any outstanding warrants or options.

      o Following the merger, our shareholders will be subject to all of the risks inherent in Duska's business, which is in the development stage.

      o There may be no active trading market for our common stock, and our common stock will continue to be subject to risks associated with a low-priced stock of an early development stage company.

Q: ARE THERE TAX CONSEQUENCES TO ME OF THE MERGER? (See page ___.)

A: No.

Q: HOW WILL THE MERGER BE ACCOUNTED FOR? (See page ___.)

A: We will account for the merger as a reverse acquisition. For financial accounting purposes, therefore, Duska will be considered the acquiring corporation. For unaudited pro forma financial information that gives effect to the merger, see "UNAUDITED PRO FORMA FINANCIAL INFORMATION" on page 59 of this Information Statement.

Q: ARE REGULATORY APPROVALS REQUIRED? (See page ___.)

A: No. Other than the filing with the Securities and Exchange Commission and distribution to our shareholders of this Information Statement, the filing of a certificate of merger with the Delaware Secretary of State and the filing of the amendment to our certificate of incorporation with the Nevada Secretary of State, there are no filings, consents or approvals of any regulatory agencies or authorities or other regulatory requirements in connection with the merger.

Q: DO I NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT? (See page ____.)

A: No. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Q: WHOM CAN I CALL WITH QUESTIONS REGARDING THIS INFORMATION STATEMENT? (See page ___.)

A: You may call Tommy J. Gropp, our Chairman of the Board and Chief Executive Officer, at (480) 288-4223.


                             SPECIAL CONSIDERATIONS

      This section describes the background and reasons for our merger with Duska, as well as the principal terms of the agreement and plan of reorganization with Duska.

Background

      The original business plan of Shiprock, Inc. was to engage in the installation of landscaping for new homes in the metropolitan area of Phoenix, Arizona, with a primary emphasis on irrigation systems. This included renovation, sprinkler installation and repair on later model homes. Our original business plan has not been successful, however, and we have never been profitable.

      Since September 2000, our assets have consisted primarily of landscaping inventory and equipment, which includes a pick-up truck. As of March 31, 2004, our total assets were approximately $4,549. During the year ended December 31, 2003 and the three months ended March 31, 2004, we had a net loss of $789 and $222, respectively, and as of March 31, 2004 our accumulated deficit was $25,451.

      During the preceding several years, our board of directors has discussed various possible transactions, including:

      o     The acquisition of one or more operating businesses.

      o     Our liquidation.

      o Our conversion from a publicly-held company to a private company that would no longer be subject to the reporting requirements of the federal securities laws.

      Our corporate attorney recognized that we had continued to lose money each year for the past five years, and questioned whether we could remain viable as a going concern. He presented the idea to our management to consider a reverse acquisition with a privately held company with an ongoing business and operations, with a view to expanding our growth potential and increasing shareholder value for our shareholders. Management was agreeable to the idea of finding a merger candidate.

      During 2002, we actively considered, among other things, a possible reverse acquisition with Arbios, Inc., a privately held biotechnology company. No transaction materialized with Arbios, Inc.

      In or about September 2003, we were contacted by our corporate counsel, Thomas C. Cook, Esq. about the possibility of a reverse acquisition with Duska Scientific Co., a privately held company. When we expressed interest in a possible transaction, negotiations ensued between Duska and us beginning in or about October 2003. On November 24, 2003, we entered into a letter of intent with Duska relating to the proposed merger, between the two companies. A more detailed discussion of the merger negotiations is set forth below in this section under "Duska's Reasons for the Merger and Merger Negotiations."

      On January 6, 2004, Tommy J. Gropp, our sole director, approved the agreement and plan of reorganization.

      In February 2004, we signed the agreement and plan of reorganization with Duska, and on March 4, 2004 we issued a press release announcing the signing of the agreement.

      On March 4, 2004, Mr. Gropp and Michael Artis, our co-founder and a former director, executed a written consent approving the amendment. Since Messrs. Gropp and Artis own a majority (approximately 63%) of our outstanding common stock, their consent was sufficient under Nevada Law to approve the amendment. To avoid expenses, we did not solicit consents from the rest of our shareholders in connection with the approval of the amendment.

On March 17, 2004, we filed with the Securities and Exchange Commission a preliminary Information Statement relating to the merger. We filed an revised preliminary Information Statement on May 7, 2004, a further revised Preliminary Information Statement on June 30, 2004, and a further
revised Preliminary Information Statement on July   , 2004.  This definitive
Information Statement subsequently was filed with the Securities and Exchange Commission and mailed to our shareholders on ______________, 2004.

On June 29, 2004, Mr. Gropp, in his capacity as our sole director, approved an amendment to the agreement and plan of reorganization to permit the parties until August 31, 2004 to complete the merger. On June 29, 2004, we and Duska entered into the amendment to the agreement and plan of reorganization.

Terms of the Merger
-------------------

      The principal terms of the merger are as follows:

      1.  The merger will be completed prior to August 31, 2004.

      2. The merger will become effective at the time a certificate of merger is filed with the Delaware Secretary of State. At the effective time of the merger, Shiprock Subsidiary, Inc. will merge into Duska, and Duska will continue as the surviving corporation.

      3. Each outstanding share of common stock of Duska, including shares sold in Duska's private offering described in this Information Statement, will be converted into one share of our common stock.
          As of April 30, 2004, Duska had outstanding approximately 14,060,292 shares of common stock (after giving retroactive effect to a 3-for-1 stock split to be effected by Duska prior to the merger). The number of Duska shares outstanding as of the effective time of the merger will depend on the number of units sold by Duska in its private offering. Assuming Duska sells approximately 3,667,000 units in its private offering, it will have approximately 17,727,292 shares outstanding at the effective time of the merger.

      4. Shiprock's outstanding shares of common stock will remain outstanding following the merger and will not be directly affected by it.

      5. The outstanding shares of common stock of Shiprock Subsidiary, Inc. (all of which are held by us) will be converted into shares of Duska's common stock on a one-for-one basis on the effective date of the merger.

      6. Duska will become our wholly-owned subsidiary once the certificate of merger is filed with the Delaware Secretary of State.

      7. As part of the merger, the outstanding stock purchase warrants and stock options of Duska will be cancelled in exchange for warrants and options to purchase shares of our common stock at the same exercise prices and otherwise on the same terms as the Duska warrants and options.

      8. The merger is based on exchange of shares, no cash will be exchanged for shares or assets.

Duska currently has outstanding warrants to purchase approximately
4,733,292 shares of Duska common stock at a weighted-average exercise price of approximately $1.21 per share and options to purchase an additional approximately 4,965,000 shares of Duska common stock at a weighted-average exercise price of approximately $1.03 per share. Also, Duska will issue additional warrants to purchase approximately 3,667,000 shares of its common stock at an exercise price of $2.50 per share as part of its private offering described under the caption "INFORMATION REGARDING DUSKA - Private Offering" on page 41 of this Information Statement, assuming that it accepts and receives all of the subscriptions for the approximately 3,667,000 units that were subscribed for in that offering.

For a description of the negotiations regarding the terms of the merger, see the discussion with Duska's Reasons for the Merger and Merger Negotiations below in this section of the Information Statement.

Mr. Gropp's View on the Reasons for the Merger and the Fairness of the Merger

      Mr. Gropp, our sole director, determined that we should undertake the merger with Duska pursuant to the agreement and plan of reorganization, and believes that the terms of the merger are fair to our shareholders, for the following reasons:

      o Except for limited landscaping and irrigation operations that generated total revenues of $100 during the year ended December 31, 2003, we had have no significant business or operations since our inception in November 1999.

      o We have incurred net losses since our inception, and Mr. Gropp believes that we cannot attain profitability based upon our limited business operations.

      o Without any significant business or prospects for growth, we have been unable to raise any capital to build or acquire a business.

      o Mr. Gropp and our prior directors have devoted considerable time and attention to identifying one or more attractive businesses or companies to acquire or merge with, but to date we have not been able to conclude a transaction acceptable to our directors.

      o Because of our lack of significant business or operations, and because there is little or no trading volume in our common stock on the OTC Bulletin Board, our shareholders have little potential to realize appreciation in the market price of their common stock.

      o Duska owns or has exclusive rights to a number of technologies relating to ATP and ATP's receptors, and is actively engaged in the development of new diagnostic and therapeutic products based upon its technology.

      o Duska has in place an experienced management team and board of directors with a track record of achievements in the pharmaceutical and medical products industries and who are willing to become our directors and management and to continue to manage Duska's business following the merger.

      o The merger is conditioned upon Duska's completion of a private offering of not less than $2,000,000 of its securities, which will provide funds for the operation of Duska's business following the merger.

      Based upon the factors described above, Mr. Gropp believes that the agreement and plan of reorganization and the merger provide a fair and reasonable opportunity for our shareholders to participate in Duska's business and to realize potential appreciation in the value of their common stock following the merger. Mr. Gropp did not assign any particular weight to these factors in determining to approve the agreement and plan of reorganization.

      In approving the agreement and plan of reorganization, Mr. Gropp did not seek or obtain any fairness opinion in connection with the merger.

      In considering Mr. Gropp's approval of the agreement and plan or reorganization, you should bear in mind that he has personal interests in the merger that are different from yours. These interests are described under "SPECIAL CONSIDERATIONS - The Agreement and Plan of Reorganization; Actions Prior to the Closing" on page 13 of this Information Statement.

      The agreement and plan of reorganization does not require the approval of our shareholders under Nevada law, and we will not seek shareholder approval of the merger.

Effects of the Merger

The percentage ownership of our shareholders will be diluted by more than 90% as a result of the merger. This dilution is discussed in detail under "SPECIAL CONSIDERATIONS - Considerations Relating to the Merger" on page 13 of this Information Statement.

We expect our common stock to continue to be traded on the OTC Bulletin Board immediately after the merger.

Duska will become our wholly owned subsidiary at the effective time of the merger. Shiprock Subsidiary, Inc. will cease to exist at the effective time of the merger. At the effective time of the merger, we will succeed to all of Duska's business, assets, liabilities and operations, which will constitute our only business and operations and substantially all of our assets and liabilities. We intend to continue to operate Duska's business following the merger substantially as Duska has operated it. Duska's current directors and management will become our directors and management upon completion of the merger, and those directors and management may evaluate Duska's post-merger business operations from time to time and make or engage in whatever changes that they then determine are appropriate and in the best interests of our shareholders.

Prior to the effective time of the merger, we will file with the Nevada Secretary of State the amendment to our articles of incorporation to increase our authorized shares of common stock, change our name to "Duska Therapeutics, Inc." and change our resident agent for service of process in Nevada. For more information regarding the amendment, see the discussion under "DESCRIPTION OF THE AMENDMENT" on page 56 of this Information Statement

Expenses Attributable to the Merger

      We estimate that the aggregate expenses to be incurred in connection with the merger will be approximately $65,000, consisting of approximately $55,000 in legal fees payable to our counsel and counsel to Duska, approximately $5,000 in accounting fees payable to our accountants and the accountants for Duska, $2,000 for the printing and mailing of this Information Statement and approximately $3,000 of miscellaneous expenses. We are responsible for the payment of all such expenses, except for the legal and accounting fees of Duska, which are estimated to be approximately $55,000.

      We have agreed, upon completion of the merger, to grant Triax three-year options to purchase 25,000 shares of our common stock at an exercise price of $1.00 per share and 25,000 shares of our common stock at an exercise price of $2.00 per share in consideration of introducing us to Duska. These options will be vested in full upon the date of grant.

Past Contracts, Transactions, Negotiations and Agreements

      Except as described in this Information Statement, there have been no negotiations, transactions or material contacts during the preceding two years between Duska and us, or any of our respective affiliates, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any of our common stock, election of our directors or sale or other transfer of a material amount of our assets.


Regulatory Requirements

      We are not aware of any state or federal regulatory requirements that must be complied with in connection with the merger other than the filing with the Securities and Exchange Commission and distribution to our shareholders of this Information Statement, the filing of a certificate of merger with the Delaware Secretary of State and the filing of the amendment to our certificate of incorporation with the Nevada Secretary of State.

The Agreement and Plan of Reorganization

      The full text of the agreement and plan of reorganization is attached to this Information Statement as Appendix A. The text of the amendment to the agreement and plan of reorganization is attached to this Information Statement as Appendix B. The following is a summary of the principal terms of the agreement and plan of reorganization.

      The Merger and Merger Consideration

      The parties to the agreement and plan of reorganization are Shiprock, Inc., Duska Scientific Co. and Shiprock Subsidiary, Inc., which is a wholly-owned subsidiary of Shiprock, Inc.

      We anticipate that the merger will be completed prior to August 31, 2004. The merger will become effective at the time a certificate of merger is filed with the Delaware Secretary of State. At the effective time of the merger, Shiprock Subsidiary, Inc. will merge into Duska, and Duska will continue as the surviving corporation.

      As soon as the certificate of merger is filed with the Delaware
Secretary of State, each outstanding share of common stock of Duska, including shares sold in Duska's private offering described in this Information Statement, will be converted into one share of our common stock. As of April 30, 2004, Duska had outstanding approximately 14,060,292 shares of common stock (after giving retroactive effect to a 3-for-1 stock split to be effected by Duska prior to the merger). The number of Duska shares outstanding as of the effective time of the merger will depend on the number of units sold by Duska in its private offering. Assuming Duska sells approximately 3,667,000 units in its private offering, it will have approximately 17,727,292 shares outstanding at the effective time of the merger. The actual number of units sold by Duska in its private offering, and the number of Duska shares outstanding prior to the merger, may be less.

      Unless we note otherwise, all share, per share, option and warrant information in this Information Statement gives effect to Duska's proposed stock split and assumes that Duska sells 3,667,000 units in its private offering.

      Our outstanding shares of common stock will remain outstanding following the merger and will not be directly affected by it. The outstanding shares of common stock of Shiprock Subsidiary, Inc. (all of which are held by us) will be converted into shares of Duska's common stock on a one-for-one basis on the effective date of the merger. Duska will become our wholly-owned subsidiary once the certificate of merger is filed with the Delaware Secretary of State.

      As part of the merger, the outstanding stock purchase warrants and stock options of Duska will be cancelled in exchange for warrants and options to purchase shares of our common stock at the same exercise prices and otherwise on the same terms as the Duska warrants and options.

      Duska currently has outstanding warrants to purchase approximately 4,733,292 shares of Duska common stock at a weighted-average exercise price of approximately $1.21 per share and options to purchase an additional approximately 4,965,000 shares of Duska common stock at a weighted-average exercise price of approximately $1.03 per share. Also, Duska will issue additional warrants to purchase approximately 3,667,000 shares of its common stock at an exercise price of $2.50 per share as part of its private offering described under the caption "INFORMATION REGARDING DUSKA - Private Offering" on page 41 of this Information Statement, assuming that it accepts and receives all of the subscriptions for the approximately 3,667,000 units that were subscribed for in that offering.

      Restrictions on Sales of Shares by Affiliates

      We will issue the shares of our common stock in the merger in a private transaction under Section 4(2) and Rule 506 under the Securities Act of 1933. As a result, the shares will constitute "restricted shares" within the meaning of Rule 144 under the Securities Act of 1933. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including persons who may be deemed to be our "affiliates" after the merger, would be entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of our then-outstanding shares (approximately 191,272 shares assuming we issue the maximum shares in the merger) or the average weekly trading volume of our shares during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to manner-of-sale provisions, notice requirements and the availability of current public information about us. A person who has not been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned shares for at least two years, would be entitled under Rule 144 to sell such shares without regard to any volume limitations under Rule 144.

      Duska has agreed in connection with its private offering described in this Information Statement to grant the purchasers in the offering registration rights with respect to the shares of Duska common stock issuable upon exercise of the warrants acquired by them in the offering. These warrants will be exchanged in the merger for identical warrants to purchase the same number of shares of our common stock, and we will assume Duska's obligation to file a registration statement with the Securities and Exchange Commission relating to the shares of our common stock underlying the warrants. These registration rights are described under "INFORMATION REGARDING DUSKA - Private
Offering; Registration Rights" on page 43 of this Information Statement.
We may in our sole discretion file the registration statement covering these shares of common stock prior to the time by which we would otherwise be required to file the registration statement under the terms of the warrants, and we may also include in that registration statement other shares of our common stock issued to former Duska shareholders in the merger either pursuant to registration rights held by those shareholders or at our discretion.

Under interpretations adopted by the Securities and Exchange Commission relating to reverse acquisition transactions such as the merger with Duska, Tommy J. Gropp and Michael Artis will be "underwriters" within the meaning of the federal securities laws in connection with any sale or transfer of their shares of our common stock following the completion of the merger.
As underwriters, Messrs. Gropp and Artis would be able to sell their shares only pursuant to an effective registration statement under the Securities Act of 1933. Accordingly, Messrs. Gropp and Artis have agreed to transfer their shares only pursuant to an effective registration statement. We have agreed in the agreement and plan of reorganization to file with the Securities and Exchange Commission a registration statement relating to the shares of Messrs. Gropp and Artis by no later than October 30, 2004 and to use our commercially reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission.

      Representations and Warranties

      We, along with Shiprock Subsidiary, Inc. and Mr. Gropp, personally, make customary representations and warranties to Duska in the agreement and plan of reorganization regarding such matters as our corporate power and authority, capitalization, business, assets, liabilities and other matters. Duska also makes similar representations and warranties to us in the agreement and plan of reorganization.

      The agreement and plan of reorganization contain mutual indemnification obligations in the event any party breaches its representations and warranties made in the agreement.

      Closing Conditions

      Duska's obligations under the agreement and plan of reorganization to complete the merger with us are subject to satisfaction of the following conditions:

      o The representations and warranties by Shiprock, Inc., Shiprock Subsidiary, Inc. and Mr. Gropp contained in the agreement and plan of reorganization shall be true at and as of the closing and the effective time of the merger as though such representations and warranties were made at and as of such time.

      o Shiprock, Inc. and Shiprock Subsidiary, Inc. shall have performed and complied with all covenants, agreements and conditions and shall have executed and delivered all documents required by the agreement and plan of reorganization to be performed or complied with or executed and delivered by them prior to the closing.

      o On or before the closing, the directors of Shiprock, Inc. and Shiprock Subsidiary, Inc., and Shiprock, Inc. as sole stockholder of Shiprock Subsidiary, Inc., shall have approved in accordance with applicable state corporation law the execution and delivery of the agreement and the consummation of the transactions contemplated by the agreement.

      o Shiprock, Inc. and Shiprock Subsidiary, Inc. shall have delivered certified copies of resolutions of the sole stockholder and director of Shiprock Subsidiary, Inc. and of the directors of Shiprock approving and authorizing the execution, delivery and performance of the agreement and plan of reorganization and authorizing all of the necessary and proper action to enable Shiprock, Inc. and Shiprock Subsidiary, Inc. to comply with the terms of the agreement, including the election of Duska's nominees to the board of directors of Shiprock, Inc.

      o The merger shall be permitted by applicable state law and otherwise and Shiprock, Inc. shall have sufficient shares of its capital stock authorized to complete the merger and the transactions contemplated hereby.

      o All of the directors and officers of Shiprock, Inc. shall have resigned in writing from their positions as directors and officers effective upon the election and appointment of the Duska nominees, and the directors of Shiprock shall take such action as may be necessary or desirable regarding such election and appointment of Duska's nominees.

      o The capitalization of Shiprock, Inc. and Shiprock Subsidiary, Inc. shall be the same as described in the agreement and plan of reorganization, except that the number of outstanding shares of common stock of Shiprock, Inc. shall have been decreased to 1,400,000 shares and the authorized number of shares of our common stock shall be 50,000,000 as set forth in the amendment to our articles of incorporation.

      o Duska shall have received the advice of its tax advisor, to the extent it deems necessary, that the merger will qualify as a tax-free reorganization as to Duska and its stockholders.

      o Duska shall have received all necessary and required approvals and consents from required parties and from its stockholders.

      o Shiprock, Inc. and Shiprock Subsidiary, Inc. shall have delivered to Duska an opinion of their legal counsel dated as of the closing as to the matters described in the agreement and plan of reorganization.

      o Mr. Gropp and Thomas C. Cook and Associates, Ltd. shall have signed and delivered to Duska an escrow agreement in the form set forth in Exhibit "E" to the agreement and plan of reorganization, pursuant to which Mr. Gropp shall deposit 100,000 of his shares of our common stock with Thomas C. Cook and Associates, Ltd., as escrow agent, as partial security for indemnification claims that may be made by Duska pursuant to the agreement and plan of reorganization.

      o Shiprock, Inc. shall have taken all corporate action necessary to approve the amendment to our articles of incorporation, and the amendment shall have been filed with the Secretary of State of the State of Nevada.

      o Duska shall have sold in its private offering (and a prior bridge financing) a minimum of $2,650,000 of its securities, which amount may be reduced in Duska's discretion to $2,000,000.

      o Each officer and director of Shiprock, Inc. and Shiprock Subsidiary, Inc. shall have signed an Indemnification Waiver letter, the form of which is attached as Exhibit "F" to the agreement and plan of reorganization.

      Our obligations under the agreement and plan of reorganization to complete the merger are subject to satisfaction of the following conditions:

      o The representations and warranties by Duska contained in the agreement and plan of reorganization shall be true at and as of the closing and the effective time of this merger as though such representations and warranties were made at and as of such times.

      o Duska shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by the agreement and plan of reorganization to be performed or complied with by it prior to or at the closing.

      o Duska shall cause each of stockholders who, on the date of the agreement and plan of reorganization, owned 5% or more of its outstanding shares of common stock, to deliver to Shiprock, Inc. a letter commonly known as an "investment letter," in substantially the form attached as Exhibit "D" to the agreement and plan of reorganization, acknowledging that the shares of our common stock to be acquired by them in the merger are being acquired for investment purposes.

      o Duska shall have sold in its private offering a minimum of $2,000,000 of its securities.

      o Duska shall have delivered an opinion of its legal counsel as to the matters set forth in the agreement and plan of reorganization.

      Waiver of Conditions

      We or Duska may, in our discretion, waive any condition to our respective obligations under the agreement and plan of reorganization. We have no intention, however, of considering any waiver of the condition that Duska complete its private offering.

      Actions Prior to the Closing

      In the agreement and plan of reorganization, we agreed to adopt a stock incentive plan substantially identical to Duska's existing stock incentive plan and to provide for our assumption in the merger of all stock options outstanding under Duska's plan. Duska's stock incentive plan is described under the caption "MANAGEMENT - Stock Option Plan" on page 52 of this Information Statement.

      In the agreement and plan of reorganization, Mr. Gropp agreed to sell back to us prior to the closing of the merger 180,000 of his shares of our common stock in consideration of our payment to him of $18 and assignment to him of the equipment and other tangible assets used in our landscaping and irrigation business, which will be discontinued following the merger. The equipment and assets had a book value as of March 31, 2004 of approximately $4,549.00. Mr. Gropp also will assume our obligations and liabilities relating to the discontinued business. As of March 31, 2004, these liabilities amounted to approximately $0.

      In the agreement and plan of reorganization, Mr. Gropp agreed to enter into an escrow agreement, the form of which is attached as Exhibit "E" to the agreement and plan of reorganization. Under the escrow agreement, Mr. Gropp will deposit 100,000 of his shares of our common stock into escrow as partial security for indemnification claims that may be made by Duska pursuant to the agreement and plan of reorganization.

      Termination of the Agreement and Plan of Reorganization

      The agreement and plan of reorganization may be terminated at any time and the merger abandoned prior to the effective time of the merger:

      o     By our mutual agreement.

      o By either us or Duska if the conditions to our respective obligations under the agreement and plan of reorganization are not satisfied by August 31, 2004 (unless that date is extended by mutual agreement).

      o By either us or Duska in the event of a material breach by the other of its representations and warranties made in the agreement and plan of reorganization.

      In the event of the termination of the agreement and plan of reorganization, all obligations of the parties will terminate, except for each party's obligation to bear its own costs and expenses. The termination also will not relieve any party from liability for any breach of the agreement and plan or reorganization, including the liability imposed under the agreement and plan of reorganization to pay all costs and expenses of all parties in that event.

Other Agreements

      Other than as described in this Information Statement, there are no agreements relating to the agreement and plan of reorganization or the merger.

Director and Shareholder Approval

      Tommy J. Gropp, in his capacity as our sole director, approved the agreement and plan of reorganization on January 2, 2004 and approved an amendment to the agreement and plan of reorganization on June 29, 2004. No further approvals by our directors or shareholders are required under Nevada law.
Tax Consequences

      There are no tax consequences of the merger to us or to our shareholders. The merger is expected to qualify as a tax-free reorganization as to Duska and its stockholders.

Dissenters' Rights

      Under Nevada law, there are no dissenters' or appraisal rights available in connection with the merger.

Duska's Reasons for the Merger and Merger Negotiations

      In mid-2003, the management of Duska began the process of seeking to raise additional capital needed to fund its on-going operations and product development activities. Duska's management at that time approached a number of venture capital firms and other early-stage institutional investors regarding the possibility of investing in Duska. Several of those entities expressed interest in a possible investment, but Duska was unable to conclude an investment transaction. Given Duska's immediate need for funding to continue its ongoing operations and product development activities, Duska's management decided in late 2003 to focus its financing efforts on a possible private placement of its securities in conjunction with a reverse acquisition of an inactive public company as the most promising route for raising the capital necessary for the funding of Duska's continued operations. This decision was based, in part, upon the recognition by Duska's management that in the current capital markets environment a growing number of small, privately held pharmaceutical and biotechnology companies have utilized similar transactions for raising capital.

      In connection with Duska's consideration of potential inactive public companies with which it might merge, Duska's management asked Triax Capital Management, Inc., or Triax, to assist Duska in identifying public companies that might be appropriate candidates for a reverse acquisition. Shiprock, Inc. was among the companies identified by Triax and Triax offered to contact Shiprock, Inc. regarding the possibility of such a merger. With Duska's approval, Triax contacted Shiprock in or about September 2003. At Duska's request, Triax also assisted Duska in its recent bridge financing and its recently completed private offering by introducing Duska to several placement agents and potential investors, some of which participated in Duska's recently completed bridge financing or Duska's recent private offering. Triax, itself, has subscribed to purchase units in Duska's private offering. Duska, however, has no contractual or compensation arrangements with Triax or any of its affiliates.

      Negotiations ensued between Duska and us in or about October 2003. There were no meetings of the principals of Duska and Shiprock to negotiate the terms of the merger, with these negotiations being carried out through the legal counsels for Duska and Shiprock and with Triax also serving as an intermediary between the parties. The negotiations leading up to the letter of intent between the parties related primarily to the ratio at which Duska's shares of common stock and options and warrants would be exchanged for comparable securities of Shiprock, Inc., Duska's requirement that it would not pay any cash to Shiprock or its shareholders in connection with the merger and Duska's requirement that Tommy Group personally indemnify Duska for certain breaches by us under the merger agreement and the number of his Shiprock shares that Mr. Gropp was to place in an escrow account to partially secure his indemnification obligation. On November 24, 2003, Duska and Shiprock entered into a letter of intent setting forth the terms of the proposed merger.

Subsequent to the signing of the letter of intent, Duska and Shiprock worked through their respective legal counsels to prepare the definitive agreement and plan of reorganization. However, the only material revision to the terms set forth in the letter of intent that was made in this agreement was a provision that Mr. Gropp would exchange 180,000 shares of his Shiprock common stock for the assets and liabilities of our landscaping business. (Under the terms of the letter of intent, Mr. Gropp had agreed to contribute these shares to Shiprock without his receiving any assets or assuming any liabilities.) On February 10, 2004, Duska's board of directors authorized the merger and approved the agreement and plan of reorganization. The agreement and plan of reorganization was signed by Duska on or about February 17, 2004. On February 24, 2004, the agreement and plan of reorganization was approved by written consent of the holders of a majority of Duska's outstanding shares of common stock as required by Delaware law.

In June 2004, Duska's board of directors approved an amendment to the agreement and plan of reorganization to permit the parties until August 31, 2004 to complete the merger. Duska and Shiprock entered into this amendment as of June 29, 2004.

Duska's principal reason for entering into the agreement and plan of reorganization was to facilitate raising needed capital to fund its product development activities and other business activities. In this regard, Duska's private offering is conditioned upon completion of the merger. The management of Duska believes that acquiring our status as a public company also may assist in attracting and retaining additional qualified executive officers and other professional personnel as Duska's business and operations expand.


                              OTHER CONSIDERATIONS

      This section describes other considerations that are important to your understanding of the merger and the other information in this Information Statement.

Cautionary Statement Concerning Forward-looking Statements

THIS INFORMATION STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS RELATING TO FUTURE ACTIONS AND EVENTS, AND ACTUAL ACTIONS AND EVENTS MAY DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS.

      This Information Statement contains forward-looking statements regarding, among other things, the planned product development activities relating to Duska's technologies and our other actions following completion of our merger with Duska. Such statements are generally accompanied by words such as "intend," "anticipate," "believe," "estimate," "expect" or similar terms.

      Although we believe that the assumptions underlying the forward-looking statements in this Information Statement are reasonable, any of the assumptions could prove to be inaccurate and, therefore, there cannot be any assurance that the any of results contemplated in the forward-looking statements will be realized. The inclusion of forward-looking information should not be regarded as a representation by us or Duska or any other person that the future actions, events or results contemplated by us will be achieved. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events.

Considerations Relating to the Merger

      THE MERGER IS SUBJECT TO SEVERAL CONDITIONS AND MAY NOT BE COMPLETED.

      The parties to the agreement and plan of reorganization are not obligated to complete the merger unless several conditions are satisfied, the most important of which are that Duska sell in its private offering (and a prior bridge financing) a minimum of $2,650,000 of its securities (which minimum amount may be reduced in Duska's discretion to $2,000,000) as described under "INFORMATION REGARDING DUSKA - Private Offering" on page 41 of this
Information Statement and that the merger be completed no later than August
31, 2004. There is no assurance that these or the other conditions to the merger will be satisfied, or that the merger will be completed.

      OUR SHAREHOLDERS WILL EXPERIENCE SUBSTANTIAL DILUTION AS A RESULT OF THE ISSUANCE OF OUR SHARES IN THE MERGER.

      Assuming that Duska accepts and receives all of the subscriptions for the approximately 3,667,000 units that were subscribed for in its private offering, immediately after the merger our current shareholders will hold approximately 7% of our outstanding common stock and the former stockholders of Duska will own approximately 93%. The actual number of units sold by Duska in its private offering may be less than approximately 3,667,000, in which event these ownership percentages will vary. These percentages do not give effect to any outstanding warrants or options.

      FOLLOWING THE MERGER, OUR SHAREHOLDERS WILL BE SUBJECT TO THE RISKS INHERENT IN Duska's BUSINESS.

      We will succeed to Duska's business, operations, assets and liabilities as a result of the merger, and our shareholders will be subject to the significant risks inherent in a development-stage business. The risks that we believe are the most important are discussed below.

Considerations Relating to Duska's Business

      DUSKA IS A DEVELOPMENT-STAGE COMPANY THAT HAS NOT GENERATED ANY REVENUES TO DATE.

      Duska is a development-stage company that has not generated any revenues to date. Duska has incurred operating losses since its inception and expects to continue to incur operating losses for the foreseeable future. There can be no assurance that Duska will be able to market products in the future that will generate revenues or that any revenues generated will be sufficient for Duska to become profitable or thereafter maintain profitability. In the event that Duska's operating losses are greater than anticipated or continue for longer than anticipated, Duska will need to raise additional capital sooner, or in greater amounts, than otherwise anticipated in order to continue development of its products and maintain its operations.

      WE MUST OBTAIN GOVERNMENTAL APPROVAL FOR EACH OF Duska's PRODUCTS.

      Each of Duska's products will require approval of the FDA before it can be marketed in the U.S., and although Duska's focus at this time is primarily on the U.S. market, in the future similar approvals will need to be obtained from foreign regulatory agencies before Duska can market its products in other countries. The process for filing and obtaining FDA approval to market therapeutic or diagnostic products is both time-consuming and costly, with no certainty of a successful outcome. This process includes the conduct of extensive clinical testing, which may take longer and cost more than Duska initially anticipates due to numerous factors, including without limitation, difficulty in securing appropriate centers to conduct trials, difficulty in enrolling patients in conformity with required protocols, unexpected adverse reactions by patients in the trials to our products, and changes in the FDA's requirements for Duska's testing during the course of that testing. Each of Duska's two current products are based on a diagnostic or therapeutic indication for adenosine 5'-triphosphate (ATP). While ATP is a related compound to adenosine, two formulations of which have been approved by the FDA as drugs for diagnostic and therapeutic indications, the FDA has not to date approved any ATP product for any indication. Thus, Duska may encounter unexpected safety, efficacy, manufacturing or other FDA related issues as Duska seeks to obtain marketing approval for ATP-based products from the FDA, and there can be no assurance that Duska will be able to obtain approval from the FDA or any foreign governmental agency for marketing of any of its products.

      DUSKA'S PRODUCTS ARE AT AN EARLY STAGE OF DEVELOPMENT.

Duska has not yet commenced clinical testing of any of its products other than ATPace(tm), nor, with the exception of the Phase I safety trial of ATPace(tm), has Duska independently confirmed any of the claims made by its licensors or assignees of any of its products, including ATPace(tm) and ATPotent(tm), concerning the potential safety or efficacy of these products. Duska may be unable to confirm in its clinical testing with ATPace(tm) and its pre-clinical or clinical testing of ATPotent(tm) the favorable clinical data reported for similar formulations of these products in limited studies by certain European investigators. Duska's pre-clinical and clinical development on any of its products may be suspended or terminated for a variety of reasons, including Duska's determination that a particular product is not viable either because it is not safe or because Duska will not be able to demonstrate that it is safe and effective. Significant and very costly pre-clinical work will be necessary for both Vagonixen(tm) and Primastrene(tm). There can be no assurance that we will be able to successfully complete this work, which will take an extended period of time and necessitates the identification of suitable compounds as Vagonixen(tm) and Primastrene(tm) drug candidates, so that Duska can continue their pre-clinical development. Duska may be unable to identify these compounds or third parties may have proprietary rights to the most promising candidates for Duska's drug products. Because of the early stage of development of each of Duska's products, Duska does not know if it will be able to generate data that will support the filing of INDs or NDAs for these products or the FDA's approval thereof.

      Duska's PRODUCTS MAY ENCOUNTER DELAYS IN DEVELOPMENT.

      Duska's products will represent new diagnostic or therapeutic approaches for existing disease conditions. Duska may, as a result, encounter delays in reaching consensus with the FDA or other applicable governmental agencies as to the development plans and data that will be required to obtain marketing approvals from these agencies. The FDA has advised Duska that it will need to seek approval for ATPotent(tm) as a drug rather than a medical device.
The FDA approval process for a drug is often more time-consuming and expensive than that for a medical device. In addition, the FDA may not accept Duska's planned pre-clinical studies in lieu of a Phase I clinical trial, and the FDA ultimately could require Duska to achieve an efficacy end point in the clinical trials for ATPotent(tm) that could be difficult, expensive and time-consuming.

      Duska's PRODUCTS MAY NOT GAIN MARKET ACCEPTANCE.

      There can be no assurance that the approaches offered by Duska's products will gain broad acceptance among doctors or patients or that governmental agencies or third party medical insurers will be willing to provide reimbursement coverage for Duska's products. Moreover, Duska does not have internal marketing data research resources, and, except in the case of ATPace(tm), where Duska used an independent firm to prepare a limited marketing potential analysis for this product, Duska has not attempted to independently verify the potential size of the commercial markets for any of its products. Since Duska's products will represent new approaches to diagnosing or treating various diseases, it may be difficult, in any event, to accurately estimate the potential revenues from these products, as there currently are no directly comparable products being marketed.

      WE WILL NEED ADDITIONAL CAPITAL.

      The proceeds of Duska's current private placement may be insufficient to accomplish the various clinical and other drug development work that it contemplates doing with such proceeds due to a variety of factors, including those described in this "Other Considerations" section. Moreover, Duska will need significant funding in addition to the proceeds from Duska's current private placement to carry out all of its planned development work for ATPace(tm) and ATPotent(tm) and to expand the scope of its operations (including employing senior executives and additional support personnel on a full-time basis), to develop its existing products, including Vagonixen(tm) and Primastrene(tm), and to acquire and develop any new products that become available to it. Duska's preliminary estimate of the remaining total cash cost to complete the clinical trials for ATPace(tm) and to prepare and submit an NDA for this product is approximately $3,500,000 (based on Duska's current contractual arrangements with Medtronic, Inc. and CATO Research, Ltd. and excluding corporate overhead). However, the actual expenditures needed to complete development of this product could substantially exceed Duska's current estimate due to a variety of factors, including revisions to Duska's current development plan required by the FDA and higher than anticipated clinical research costs. Duska will also incur substantial costs to develop ATPotent(tm), although Duska is not able to accurately assess these costs until it finalizes its proposed development plan for this product, and Duska's actual costs will be significantly higher if CooperSurgical does not elect under its agreement with Duska to assist with the funding of Duska's Phase II and III trials for ATPotent(tm) and acquire a marketing license for this product. Duska's costs to do drug candidate discovery and pre-clinical work on Vagonixen(tm) and Primastrene(tm) will be significant and clinical development expenses for each of these products will be very substantial and will require a strategic alliance with a larger pharmaceutical company.

      Duska has not identified the sources for the additional financing that it will require, and Duska does not have commitments from any third parties to provide this financing. There can be no assurance that sufficient funding will be available to Duska at acceptable terms or at all. If Duska is unable to obtain sufficient financing on a timely basis, the development of Duska's products could be delayed and Duska could be forced to reduce the scope of its clinical trials or otherwise limit or terminate its operations altogether. Any additional funding that Duska obtains is likely to reduce the percentage ownership of the company held by its existing security holders.

      WE WILL BE SUBJECT TO COMPETITION.

      The pharmaceutical and biopharmaceutical industry is characterized by intense competition and rapid and significant technological changes and advancements. Many companies, research institutions and universities are doing research and development work in a number of areas similar to those that Duska focuses on that could lead to the development of new products which could compete with those of Duska. Furthermore, many companies are engaged in the sale of existing medical devices or products that are or will be competitive with Duska's proposed products. The head-up tilt table test, or HUT, and insertable loop recorder, or ILR, are established diagnostic tools that will, along with other diagnostic procedures, compete with ATPace(tm). Various existing treatment options for male infertility (such as surgical intervention, drug and hormonal therapies and assisted reproductive technology procedures, including intrauterine insemination and intracytoplasmic sperm injection (ICSI)) will compete with ATPotent(tm). There are a number of drugs currently used for the treatment of asthma and chronic obstructive pulmonary disorder, or COPD, including Atrovent; other drugs currently under development by pharmaceutical companies are expected to compete in this market by such time, if ever, that Vagonixen(tm) and Primastrene(tm) are approved for marketing. Most of the companies with which Duska competes have substantially greater financial, technical, manufacturing, marketing, distribution and other resources than those of Duska.

      Duska expects technological developments in the pharmaceutical and biopharmaceutical fields to occur at a rapid rate, and Duska believes competition will intensify as advances in these fields are made. Accordingly, Duska will be required to continue to devote substantial resources and efforts to research and development activities in order to potentially achieve and maintain a competitive position in this field. Products that Duska develops may become obsolete before Duska is able to recover all or any portion of its research and development expenses. Duska will be competing with respect to its proposed products with companies that have significantly more experience in undertaking preclinical testing and human clinical trials with new or improved therapeutic products and obtaining regulatory approvals of such products. Some of these companies already market and may be in advanced phases of clinical testing of various drugs or medical devices that may compete with Duska's proposed products.

      Colleges, universities, governmental agencies and other public and private research organizations are becoming more active in seeking patent protection and licensing arrangements to collect royalties for use of technologies that they have developed, some of which may be directly competitive with Duska's proposed products. In addition, these institutions, along with pharmaceutical and specialized biotechnology companies, can be expected to compete with Duska in recruiting qualified scientific personnel.

      WE WILL NEED TO OUTSOURCE AND RELY ON THIRD PARTIES FOR THE CLINICAL DEVELOPMENT AND MANUFACTURE AND MARKETING OF Duska's PRODUCTS.

      Duska's business model calls for the outsourcing of the clinical development and manufacturing and marketing of its products in order to reduce its capital and infrastructure costs as a means of potentially improving the profitability of these products for Duska. Consistent with Duska's business model, Duska does not expect to have the financial and other resources to manage by itself the conduct of the clinical trials for its products or to manufacture or market them.

      Duska has entered into an agreement with CATO Research and may seek to enter into additional strategic alliances with larger specialized companies to manage the day-to-day conduct of its clinical trials and to manufacture and market its products. However, Duska may utilize contract manufacturers to produce clinical or commercial supplies of its products. Duska may contract with independent sales and marketing firms to use their pharmaceutical sales force on a contract basis (as Duska currently intends to do with respect to the manufacture and sale of ATPace(tm)) and Duska's agreement with CooperSurgical, Inc. will give that company the right to acquire the exclusive marketing rights for ATPotent(tm). Duska has not yet entered into any strategic alliances or other licensing or contract arrangements covering the manufacture or marketing of any of its products (except for the manufacture of its clinical supplies of ATPace(tm) and the agreement with CooperSurgical, Inc. which will give that company the right to acquire the exclusive marketing rights for ATPotent(tm)). There can be no assurance that CooperSurgical, Inc. will elect to market ATPotent(tm) or that Duska will otherwise be able to enter into satisfactory arrangements for the manufacture or marketing of any of its products. Duska will be required to expend substantial amounts (which in the case of CATO Research will include, in part and in lieu of cash, equity in Duska) to retain and continue to utilize the services of one or more clinical research management organizations without any assurance that the products covered by the clinical trials conducted under their management ultimately will generate any revenues for Duska.

      To the extent that Duska relies on other companies to manage the day-to-day conduct of its clinical trials and to manufacture or market our products, Duska will be dependent on the timeliness and effectiveness of their efforts. If a clinical research management organization that Duska utilizes is unable to allocate sufficient qualified personnel to Duska's studies or if the work performed by it does not fully satisfy the rigorous requirements of the FDA, Duska may encounter substantial delays and increased costs in completing its clinical trials. If a manufacturer of the raw material or finished product for Duska's clinical trials is unable to meet Duska's time schedules or cost parameters, the timing of Duska's clinical trials and development of Duska's products may be adversely affected. Any manufacturer that Duska selects may encounter difficulties in scaling-up the manufacture of new products in commercial quantities, including problems involving product yields, product stability or shelf life, quality control, adequacy of control procedures and policies, compliance with FDA regulations and the need for further FDA approval of any new manufacturing processes and facilities. Should Duska's manufacturing or marketing company encounter regulatory problems with the FDA, FDA approval of Duska's products could be delayed or the marketing of its products could be suspended or otherwise adversely affected.

      DUSKA HAS LIMITED PATENT PROTECTION AND WE MAY NOT BE ABLE TO PROTECT ITS PATENTS AND PROPRIETARY RIGHTS.

      Duska's ability to compete successfully will depend, in part, on its ability to defend patents that have issued, obtain new patents, protect trade secrets and operate without infringing the proprietary rights of others. Duska has no product patent protection for the compound ATP itself, as Duska's patents and pending patent applications are for various methods and processes for treating or diagnosing various medical conditions. Duska has relied substantially on the patent legal work that was performed for its assignors and licensors and has not, in some cases, independently verified the validity or any other aspects of the patents or patent applications covering Duska's products with Duska's own patent counsel.

      Even where Duska obtains patent protection for its products, there is no guarantee that the coverage of these patents will be sufficiently broad to protect Duska from competitors or that Duska will be able to enforce its patents against potential infringement. Patent litigation is expensive, and Duska may not be able to afford the costs. ATP has been previously marketed by various companies in other countries for a number of uses outside of Duska's primary areas of diagnostic and therapeutic interest, and Duska is aware that at least one company is seeking to develop an oral formulation of ATP to be marketed in the U.S. as a food supplement. This may make it more difficult for Duska to obtain patent coverage for its products and easier for third parties to compete against Duska in those countries. In addition, third parties may hold or seek patents for additional uses of ATP. These additional uses, whether patented or not, could limit the scope of Duska's future operations because other ATP products, which would not infringe Duska's patents, might become available. These products could compete with those of Duska, even though they are marketed for a different use.

      Duska attempts to protect its proprietary information as trade secrets through nondisclosure agreements with each of its employees, licensing partners, consultants, agents and other organizations to which Duska discloses its proprietary information. There can be no assurance, however, that these agreements will provide effective protection for proprietary information in the event of unauthorized use or disclosure of such information. Since Duska relies on trade secrets and nondisclosure agreements, in addition to patents, to protect some of its intellectual property (such as Duska's ATPace(tm) formulation), there is a risk that third parties may obtain and improperly utilize Duska's proprietary information to Duska's competitive disadvantage.

      WE WILL BE DEPENDENT ON Duska's KEY PERSONNEL.

      Duska is highly dependent on certain of its officers and directors of the company with specialized scientific and managerial skills, including
Dr. Manfred Mosk, Non-Executive Chairman of the Board, Dr. Amir Pelleg, President, Chief Operating Officer and a Director, Sanford J. Hillsberg, a Director and Secretary, Dr. John Kapoor, a Director, and Dr. Rudolf Nisi, a Director. However, these individuals (who comprise the Executive Committee of Duska's Board of Directors) are not employees of Duska and work for it on a part-time basis only. Duska currently has only one full-time employee,
Marie Sciocchetti, its Vice President of Operations.   Concurrently with the
completion of the merger, Dr. Amir Pelleg will resign from his current position as a Professor of Medicine and Pharmacology and commence full-time employment with Shiprock, Inc. and Duska in his capacity as President and Chief Operating Officer. He will be responsible for the management of all the day-to-day operations of the company. Although we intend to enter into an employment contract with Dr. Pelleg following the merger, he currently does not have such an agreement with Duska. Duska does not carry key-man life insurance on Dr. Pelleg. The loss of Dr. Pelleg's services could have a material adverse effect on our operations.

      We believe that Duska's existing management team will be able to effectively manage Duska's present and our operations. As we expand the scope of our operations, however, we will need to obtain the full-time services of additional senior scientific and management personnel. Competition for these personnel is intense, and there can be no assurance that we will be able to attract or retain qualified senior personnel. As we retain full-time senior personnel, our overhead expenses for salaries and related items will increase substantially from current levels.

      WE MAY BE IMPACTED BY THIRD-PARTY REIMBURSEMENT POLICIES.

      Duska's ability to successfully penetrate the market for its products is likely to depend significantly on the availability of reimbursement for its products from third-party payers, such as governmental agencies, private insurers and private health plans. Duska cannot predict whether levels of reimbursement for Duska's products, if any, will be high enough to allow the price of its products to include a reasonable profit margin. Even with FDA approval, third-party payers may deny reimbursement if the payer determines that Duska's particular new products are unnecessary, inappropriate or not cost effective. If patients are not entitled to receive reimbursements similar to reimbursements for competing products (such as the tilt table test, which currently is reimbursable), they may be unwilling to use Duska's products since they will have to pay for the unreimbursed amounts. The reimbursement status of newly-approved health care products is highly uncertain. If levels of reimbursement are decreased in the future, the demand for Duska's products could diminish or Duska's ability to sell its products on a profitable basis could be adversely affected. Duska intends to review its third-party reimbursement strategies for its products as part of the marketing analysis that it will perform for each of those products during the later phases of clinical development of those products.

      WE MAY BE SUBJECT TO PRODUCT LIABILITY CLAIMS.

The development and sale of medical products expose us to the risk of significant damages from product liability claims. Duska plans to maintain product liability insurance for coverage of its clinical trial activities. Although Duska obtained clinical insurance for its Phase I ATPace(tm) clinical trial, there can be no assurance that it will be able to secure such insurance for subsequent trials for that product or any of its other products. Duska intends to obtain coverage for its products when they enter the marketplace (as well as requiring the manufacturers of Duska's products to maintain insurance), but Duska does not know if it will be available to Duska at acceptable costs or at all. If the cost is too high, Duska will have to self-insure, and Duska may have inadequate financial resources to pay the costs of any claims. A successful claim in excess of Duska's products liability coverage could have a material adverse effect on Duska's business, financial condition and results of operations. The costs for many forms of liability insurance have risen substantially during the past year, and such costs may continue to increase in the future, which could materially impact Duska's costs for clinical or product liability insurance.
      Considerations Related to Our Common Stock

      THERE IS NO ASSURANCE THAT THERE WILL BE A LIQUID PUBLIC MARKET FOR OUR STOCK.

      Although we expect our common stock to continue to be eligible for quotation on the OTC Bulletin Board, there may not be an active trading market in such stock. In addition, there can be no assurance that a regular and established market will be developed and maintained. There can also be no assurance as to the level of liquidity of any market for our common stock or the prices at which our shareholders may be able to sell their shares.

      OUR STOCK MAY BE SUBJECT TO CERTAIN RISKS ASSOCIATED WITH LOW-PRICED
STOCKS.

      Following the merger, our common stock is expected to continue to trade on the OTC Bulletin Board. Duska is a development-stage company with no products or revenues, so the trading price of our common stock may remain below $5.00. So long as our common stock trades below $5.00 per share, the stock will be treated as a "penny stock." Broker-dealers who sell penny stocks to their established customers must deliver a disclosure schedule explaining the penny stock market and the risks associated with investing in penny stocks prior to any transaction. Additional restrictions apply to broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally defined as an investor with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with a spouse). For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to the sale. The broker-dealer also must disclose the commissions payable to the broker-dealer, current bid and offer quotations for the penny stock and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Such information must be provided by the broker dealer to the customer orally or in writing before or with the written confirmation of trade sent to the customer. Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Broker-dealers may be discouraged from dealing with our common stock if they have to bear these additional burdens, which could severely limit the market liquidity of the common stock and the ability of our shareholders to sell their shares.

      OUR STOCK PRICE IS LIKELY TO BE VOLATILE.

      The market prices for our common stock will be influenced by many factors and will be subject to significant fluctuations in response to variations in our operating results and other factors such as investor perceptions of the prospects for Duska's products, supply and demand, interest rates, general economic conditions and those specific to the industry, developments with regard to our activities, our future financial condition and changes in our management.

      THERE WILL BE A SUBSTANTIAL NUMBER OF SHARES ELIGIBLE FOR FUTURE SALE FOLLOWING THE MERGER.

      We have agreed in the agreement and plan of reorganization to file a registration statement by no later than October 30, 2004 covering a total of 820,000 shares of our common stock owned by Tommy J. Gropp and Michael Artis, who may be considered "underwriters" in connection with the sale of their shares following the merger.

      We will issue a maximum of approximately 17,727,292 shares of our common stock in the merger, all of which will constitute "restricted shares" within the meaning of Rule 144 under the Securities Act of 1933. All of these shares will become eligible for resale under Rule 144 commencing on the first anniversary of the closing of the merger. We will also issue in the merger warrants to purchase a maximum of 8,400,292 shares of our common stock at exercise prices ranging from $1.00 to $2.50 per share in exchange for the outstanding warrants of Duska, including up to approximately 3,667,000 warrants at an exercise price of $2.50 per share to be issued in exchange for warrants issued by Duska in its private offering. We will be obligated to the purchasers of the units sold in Duska's private offering to file with the Securities and Exchange Commission after October 30, 2004 a registration statement covering all the shares of our common stock issuable upon exercise of the warrants and 15% of the shares of our common stock they receive in the merger if requested to do so by the holders of a majority of the warrants


.. We intend to include these shares in the registration statement that we are required to file relating to the shares of Messrs. Gropp and Artis. We also intend to include in the same registration statement 15% of the shares of our common stock received by other Duska shareholders in the merger. Some of the former shareholders of Duska also will have rights to "piggy-back" on the filing and include their other shares of our common stock in the registration statement.

      The sale, or availability for sale, for the foregoing shares could adversely affect the market price of our common stock or impair our ability to raise capital through future sales of our common stock.

                     MARKET PRICE AND DIVIDEND INFORMATION

Market Price

      Our common stock is traded on the OTC Bulletin Board under the symbol "SRKI." The table below sets forth for the periods indicated the high and low bid prices of our common stock as reported on the OTC Bulletin Board. The prices shown below reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. There has been very limited trading of our common stock during the periods described below. The reported prices below may not be indicative of the intrinsic value of our common stock.

                                            High                   Low
                                            ----                  -----
              2002
              ----

First Quarter.......................        $0.00                 $0.00
Second Quarter......................         0.00                  0.00
Third Quarter.......................         0.00                  0.00
Fourth Quarter                               1.50                  0.00

              2003
              ----

First Quarter.......................        $1.50                 $1.01
Second Quarter......................         2.15                  1.01
Third Quarter.......................         2.15                  1.01
Fourth Quarter......................         2.50                  1.01

              2004
              ----

First Quarter.......................        $2.50                 $2.45
Second Quarter.......................       $1.50                 $1.00

      On July 21, 2004, the bid prices of our common stock as reported on the OTC Bulletin Board was $1.01.

      Each outstanding share of common stock of Duska will be converted into one share of our common stock in the merger. There is no assurance as to the market price of our common stock either before or after the merger. The conversion ratio of one share of our common stock for each Duska share is fixed in the agreement and plan of reorganization, and will not be adjusted for any change in the market price for our common stock.

      Duska is privately held, and there is no established trading market for its common stock.

Dividends

      We have never declared a dividend on our common stock, and do not intend to do so following the merger.

      Duska also has never paid a dividend on its common stock.


                      INFORMATION REGARDING SHIPROCK, INC.

General

      In the agreement and plan of reorganization, we have agreed to a merger of Duska into Shiprock Subsidiary, Inc. Upon completion of the merger, Duska will become our wholly-owned subsidiary, we will succeed to Duska's business, assets and liabilities and will discontinue our limited historical landscaping and irrigation operations.

      We intend to continue to operate Duska's business following the merger substantially as it has been operated by Duska, although we reserve the right to evaluate Duska's post-merger business operations and to make or engage in whatever changes that our new board of directors and management determine are appropriate.

      In connection with the merger, we will file with the Nevada Secretary of State the amendment to our articles of incorporation to increase our authorized shares of common stock, change our name to "Duska Therapeutics, Inc." and change our resident agent for service of process in Nevada. For more information regarding the amendment, see the discussion under "DESCRIPTION OF THE AMENDMENT" on page 56 of this Information Statement

      Accompanying this Information Statement is a copy of our Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2003 and our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission. These reports contain important business and financial information about us, and you are urged to read them in conjunction with this Information Statement. To learn how to obtain other information regarding us, see "WHERE YOU CAN FIND MORE INFORMATION" on page 63 of this Information Statement.

      There are no recent material developments at Shiprock, Inc. that are not described in our Annual Report on Form 10-KSB, as amended, or our Quarterly Report on Form Q-QSB for the quarter ended March 31, 2004.

                     INFORMATION REGARDING DUSKA'S BUSINESS

General

      Duska is an emerging biopharmaceutical company founded by Dr. Amir Pelleg as a Delaware corporation in 1996. In 1999, Duska commenced its drug development operations by acquiring a patent covering ATPace(tm) and Vagonixen(tm) from Dr. Pelleg, the inventor, and the rights to a second patent covering Primastrene(tm) from the co-inventors, Dr. Pelleg and Dr. Edward Schulman, both of whom are Professors of Medicine at the Drexel University College of Medicine in Philadelphia, Pennsylvania. Duska subsequently acquired an exclusive license to a patent covering
ATPotent(tm) from the co-inventors, including Dr. Francesco DiVirgilio, a Professor of Immunology at the University of Ferrara in Italy.
Drs. Schulman and DiVirgilio are members of Duska's Scientific Advisory
Board.

ATP Technologies

      Duska is engaged in the development of diagnostic and therapeutic products based upon its technology related to adenosine 5'-triphosphate, or ATP, and ATP receptors. ATP is a biological compound found in every cell of the human body, where it constitutes the source of energy that helps to fuel all bodily functions. ATP is released from many types of cells under normal and disease conditions. Extracellular ATP regulates the functions of different cell types in various tissues and organs, including the heart, lungs and kidney, by activating cell surface receptors called P2 receptors, or P2R. The pharmacological activation of P2R by so-called agonists, and the inhibition of P2R by so-called antagonists, have recently become recognized by the scientific community as providing a possible rationale for the development of new drugs for the diagnosis or treatment of human disorders, including cardiovascular, pulmonary, neural and renal diseases.

     A number of pharmaceutical companies have on-going research programs focusing on the pharmacological manipulation of cellular pathways controlled by P2R. Duska owns or has exclusive license rights to the following diagnostic and therapeutic applications, which are in various stages of development:

      o ATPace(tm). This is a liquid formulation of ATP being clinically developed as a new test for the diagnosis of syncope, or fainting, caused by bradycardia, or abnormally slow heart rate. ATPace(tm) is also intended to indicate effective cardiac pacemaker therapy in certain symptomatic syncope patients.

      o ATPotent(tm). This is a liquid formulation of ATP being developed as a new drug for the treatment of male infertility. Duska intends to demonstrate that ATPotent(tm) may improve the ability of malfunctioning sperm to fertilize the egg in conjunction with in vitro fertilization procedures by increasing the rate of the acrosome reaction, a required step in the egg fertilization process.

      o Vagonixen (tm). Vagonixen (tm) is being designed to become a drug for the treatment of chronic obstructive pulmonary disease (COPD) and chronic cough. Duska is in the early stages of identifying a lead compound that could be developed to serve as this drug.

      o Primastrene(tm). Primastrene(tm) is being proposed as a drug indicated for the treatment of asthma. Duska has recently received a research proposal from a scientist and institution for the purpose of conducting high throughput screening of a specialized library of compounds produced by the scientist using pharmacogenomics methods aimed at identifying a lead compound that could be developed to serve as this drug.

      Duska also recently concluded an agreement with investigators associated with a European academic institution under which Duska acquired ownership of their pre-clinical data relating to an anti-tumor therapeutic modality based on P2R technology. The inventors in Europe are currently testing this technology in animal models.

Development Efforts

      Duska developed, together with its contract manufacturer, a formulation for ATPace(tm), which was subsequently supplied to Duska in quantities necessary for clinical trials. Duska obtained from the U.S. Food and Drug Administration, or FDA, clearance for an investigational new drug application, or IND, under which it completed a Phase I clinical trial in 2003. In December 2003, Duska submitted to the FDA material containing the final Phase I clinical study report, as well as proposed protocols for Duska's Phase II and III clinical trials. In February 2004, Duska held discussions with the FDA to review these protocols. Based on comments received from the FDA in that meeting, Duska resubmitted a modified version of the Phase II clinical trial design to the FDA in March 2004. (The FDA's preliminary recommendations did not include any recommended revisions to the Phase III trial design.) In
April 2004, Duska and Medtronic, Inc., its collaborator with respect to ATPace(tm) development, met with 16 leading physicians in the field of syncope and cardiac pacing in which the design of the Phase II clinical trial with ATPace(tm) was discussed in detail. The physicians expressed interest in possibly participating as principal investigators in the trial and offered specific advice with respect to the development of the Phase II clinical trial. Based upon input obtained during this meeting with potential investigators and previous discussions with the FDA, Duska has finalized the protocol of the Phase II clinical trial with ATPace(tm) and in June 2004 submitted the final Protocol outline to the FDA for its review. Duska is targeting commencement of its Phase II clinical trial with ATPace(tm) for the second half of 2004.

      Duska has developed a research plan for ATPotent(tm) that is designed to demonstrate its safety and efficacy in improving the performance of malfunctioning sperm during in vitro fertilization procedures by increasing the rate of the sperm acrosome reaction. In February 2004, Duska submitted to the FDA an IND, including proposed protocols for Phase I and Phase II clinical laboratory studies for its approval. Based upon input from the FDA, these protocols will be conducted as pre-clinical, rather than clinical, studies. Dr. Gabor Huszar of the Sperm Physiology Laboratory at Yale University School of Medicine has recently commenced preliminary experimental work with ATPotent(tm) in preparation for the contemplated future conduct, under his direction, of the pre-clinical studies with ATPotent(tm) under protocols that had been previously cleared by the FDA. Subject to Duska consummating a contractual arrangement with Yale's Sperm Physiology Laboratory, Duska is targeting commencement of the pre-clinical studies for the second half of 2004.

      To date, Duska's development program for Vagonixen(tm) has been focused on seeking to identify potential lead compounds that could act as selective and potent inhibitors at the P2R subtype targeted by Duska.
A U.S. based medicinal chemistry company has designed and produced for Duska under contract, several novel small molecules as potential lead drug candidates for Vagonixen(tm). The first two compounds were tested in an in vitro functional assay in London, England by Dr. Geoffrey Burnstock, who is the Chairman of Duska's Scientific Advisory Board. Although one of these compounds manifested pharmacological activity, Duska has determined that neither compound is an appropriate candidate to serve as a lead compound. Additional compounds are expected to be synthesized by this medicinal chemistry company and again tested in vitro by Dr. Burnstock.

      In addition, Duska sponsored a clinical research project at the Imperial College of technology and Medicine, London, England, aimed at validating Duska's P2R target. Data obtained in this clinical research study, which was presented by the investigators in several international meetings, appear to support Duska's rationale for the development of Vagonixen(tm). Together with these investigators, Duska is now designing an additional study aimed at defining the clinical parameters of a novel product for the management of patients with obstructive airway diseases.


      Duska's development program for Primastrene(tm) has consisted to date of some preliminary pre-clinical work by Duska's scientists. In addition, Duska is currently evaluating a drug discovery proposal recently received from a well-known U.S. scientist and research institution to conduct high throughput screening of a specialized library of compounds produced by this scientist using pharmacogenomic methods aimed at identifying a lead compound that could be developed to serve as the Primastrene(tm) drug product candidate.

Strategy

      Duska intends to build on its current product portfolio by developing in the future diagnostic and therapeutic agents based on the modulation of P2R signal transduction. Additional potential applications for its technology include:

      o     A second generation ATPotent(tm) product.

      o A bronchoprovocator that can be used as a clinical tool for the differential diagnosis of obstructive airway diseases, as well as the efficacy of a given therapy in the management of patients with these diseases.

      o A diagnostic test for sick sinus syndrome, which may also be predictive of effective cardiac pacemaker therapy.

      o A diagnostic test for the identification of the most common type of paroxysmal arterial fibrillation.

      o A diagnostic test to assess the efficacy of treatment of obstructive airway diseases.

      o     A new anti-cancer therapeutic modality.

      o     An intra-vaginal treatment for enhanced probability of pregnancy.

      Duska also may seek to acquire rights to additional medical applications in the P2R receptor technology area, with the cardiovascular, respiratory and human reproduction areas being of particular interest to the company.

Intellectual Property

Duska's technology and products under development are currently covered by the following patents and corresponding pending patent applications described below:

      o A Process for Regulating Vagal Tone (US Patent #5,874,420 issued on February 23, 1999; Australian Patent #710,770 issued on January 20, 2000; notice of allowance of claims has been received from the European Patent Office, or EPO; Canadian and Japanese patent applications are pending). Duska is the owner of this patent.
            The granted United States and Australian patents cover a method of modulating vagal tone by administering a mediator of P2-purinoceptors on vagal afferent nerve terminals. The allowed European applications claims and pending Japanese application claims cover the use of an antagonist or allosteric modifier of P2-purinoceptors for reducing vagal tone. The claims in all countries also cover diagnosing vagal tone by administering mediator. The mediator is exemplified in Duska's products ATPace(tm) and Vagonixen(tm).

      o Modulation of Human Mast Cell Activation (US Patent #6,372,724 issued on April 16, 2002; Australian Patent #741,713 issued on March 24, 1998; EPO, Canadian and Japanese pending. Duska is the owner of this patent. Claims cover treatment of disorders characterized by undesirable histamine release from lung mast cells, by administration of an inhibitor of ATP binding to P2-purinoceptors on mast cells. The treatment is exemplified in Duska's product Primastrene(tm). Mast cells are the major producer and releaser of inflammatory mediators that play a critical mechanistic role in allergies and asthma.

      o Method for Inducing the Acrosome Reaction in Human and Animal Spermatozoa (US Patent #5,474,890 issued on December 12, 1995; Australian Patent #666,011 issued on June 8, 1993). Duska is the exclusive licensee of this patent. Claims cover the use of ATP-induced acrosome reaction in mammalian sperm as a diagnostic test as well as for treatment of malfunctioning sperm in the management of male factor infertility and the improvement of cryopreserved sperm during IVF procedures.

      o Screening Method for Modulation of Human Mast Cell Activation (US Patent #6,465,441 B2 issued on October 15, 2002). Duska is the owner of this patent. Claims cover the use of human lung mast cells in vitro for screening inhibitors of ATP binding to P2-purinoceptors, for use as histamine release inhibitors. Animal models have been determined to be of limited value since non-human mast cells differ significantly from human mast cells regarding several critical aspects of allergic reaction-induced inflammatory mediators' release.

      Duska is currently preparing the submission of two U.S. provisional patent applications: one covering its recently acquired anti-cancer technology based on the activation of a specific P2R in the presence of a biological compound that acts as an allosteric modifier of this receptor; and the other covering technology owned by Duska related to the management of patients with obstructed airway diseases. There is no assurance that Duska will be able to obtain either patent.

Strategic Alliances

      Duska has entered into a number of strategic alliances and collaborative arrangements, the most significant of which are with Medtronic, Inc., CooperSurgical, Inc. (a subsidiary of Cooper Industries, Inc.) and CATO Research, Ltd. These arrangements are summarized below.

      Medtronic, Inc.

      In April 2003, Duska entered into an agreement with Medtronic, Inc., the world's largest medical device company, pursuant to which Medtronic will provide, at no cost to Duska, important support for Duska's pivotal Phase II and III clinical trials with ATPace(tm). As part of this support, Medtronic will provide a number of its cardiac pacing devices and insertable loop recorders (ILR) for use by patients in the trial if the use of this equipment is not covered by the patients' medical insurance. Medtronic, together with Duska, has approached qualified clinical investigators as potential principal investigators, and Medtronic will provide important technical assistance in connection with the use of its medical devices utilized in the trial and comments on protocol design and assistance, including reimbursement strategies. Duska intends to continue its collaboration with Medtronic following FDA approval of ATPace(tm) including the implementation of additional post-marketing studies of ATPace(tm). Medtronic is not obtaining any rights to ATPace(tm) or other remuneration from Duska as a result of this agreement.

      CooperSurgical, Inc.

      In April 2004, Duska entered into an agreement with CooperSurgical, Inc. (a subsidiary of Cooper Industries, Inc.), one of the largest suppliers of assisted reproductive technology culture media in the U.S., under which CooperSurgical will provide technical and other assistance to Duska in specific areas relating to the development of ATPotent(tm). Following Duska's completion of the pre-clinical studies with ATPotent(tm), CooperSurgical will have the right to acquire the exclusive marketing rights for ATPotent(tm).
In the event CooperSurgical exercises this right, it will be responsible for funding a substantial portion of the Phase II and Phase III trials with ATPotent(tm) (with Duska being responsible for the cost of preparing and submitting the NDA to the FDA for this product) and Duska and CooperSurgical will enter into a marketing license agreement for ATPotent(tm) that will provide for an up-front license fee and royalty payments to Duska in amounts that will be negotiated by the parties. Duska will provide CooperSurgical with the manufactured supplies of ATPotent(tm).


      CATO Research, Ltd.

      In February 2004, Duska reached an agreement with CATO Research, Ltd., a leading clinical contract research organization, under which CATO Research will provide clinical research management and regulatory affairs support to Duska for Duska's Phase II and Phase III clinical trials of ATPace(TM) and become a significant shareholder in Duska. CATO Research previously had provided certain contracting services to Duska for its Phase I clinical trial for ATPace(TM).

      CATO Research also will advise and assist Duska with clinical product development activities initially with ATPace(TM), and may also be available to provide Duska with day-to-day clinical research management and regulatory affairs services for its other products as requested by Duska. By gaining access to CATO Research's management and nearly 300 CATO scientists, physicians, statisticians, regulatory affairs professionals and other personnel, Duska intends to implement its clinical development efforts without having to establish the costly clinical research and regulatory affairs infrastructure necessary to advance its products through the regulatory approval process.

Competition

      Duska's products are expected to compete with a number of products and technologies that are being developed by other companies, academic medical centers and research institutions. A number of the major pharmaceutical companies have on-going research programs directed at developing diagnostic and therapeutic agents based on the modulation of P2 signal transduction, and Duska is aware of at least one medium-sized company (Inspire Pharmaceuticals, Inc.) that is devoting a substantial portion of its efforts to this field. These companies may develop products that could compete with Duska's currently proposed products and may compete with Duska for the acquisition of new medical applications utilizing technology in this field.

Private Offering

General

      In February 2004, Duska commenced a private offering of a minimum of 2,500,000 units, and a maximum of 3,500,000 units, of its securities at a price of $1 per unit. Each unit consisted of one share of Duska common stock and one three-year warrant to purchase one share of Duska common stock at an exercise price of $2.50. The minimum number of units an investor generally was permitted to purchase was 50,000 (for $50,000), although Duska permitted a limited number of investors to purchase a lesser number of units. The units were be sold only to "accredited investors" as defined in Regulation D under the Securities Act of 1933. In April 2004, Duska extended the deadline for selling the minimum number of units and increased the maximum size of the offering to 4,000,000 units and in June 2004, Duska extended the expiration date of the offering to June 24, 2004, increased the maximum size of the offering to 4,250,000 units and extended the deadline under the terms of the offering for the completion of the merger to August 31, 2004.

      The units were offered by officers and directors of Duska on its behalf. Duska, also engaged placement agents and registered broker-dealers to assist with the offering and agreed to pay a placement commission of up to 10% of the price of all units sold by such placement agents and registered broker-dealers and to pay finder's fees to third parties for identifying subscribers who may subscribe to purchase units. In addition to any placement commissions, Duska agreed to pay placement agents and broker-dealers a non-accountable expense allowance (not to exceed 3% of the purchase price of the units purchased by them) and to issue them warrants, representing 10% of the units sold by the placement agents and broker-dealers to purchase Duska units having the same terms as the units being sold in the private offering.

      As of June 24, 2004, Duska had received and accepted subscriptions from approximately 39 subscribers for a total of approximately 3,667,000 units. All subscription proceeds have been deposited into an escrow account to be held pending the closing of the merger described in this Information Statement. If the merger has not occurred for any reason by August 31, 2004, all subscription funds will be refunded to the subscribers without interest or deduction.

      The agreement and plan or reorganization with Duska conditions the closing of the merger upon, among other things, Duska selling at least $2,650,000 of securities in its private offering (and a prior bridge financing), which minimum amount may be reduced in Duska's discretion to $2,000,000. Duska raised $270,000 in its prior bridge financing and has conditioned the closing of its private offering on the sale of at least 2,500,000 units. Duska anticipates selling more than 2,500,000 units in its private offering; however, if Duska were sell less than 2,500,000 units, it may seek to revise the terms of its private offering to permit the sale of less than 2,500,000 units in order to satisfy the related condition to the closing of the merger.

      Unless we note otherwise, the information in this Information Statement regarding the number of our shares to be issued in the merger and related matters assumes that Duska sells 3,667,000 units in its private offering. The actual number of units sold by Duska, and therefore the number of our shares to be issued in the merger, may be less.

Use of Proceeds

      Duska anticipates that the net proceeds from its private offering will be approximately $3,267,000, if it sells approximately 3,667,000 units, after deducting anticipated offering expenses. The actual net proceeds will depend upon the number of units sold by Duska and the actual offering expenses it incurs.

      The net proceeds from Duska's sale of the minimum number of units will be used to fund:

      o The costs of the Phase II clinical trial of ATPace(TM) through the completion of the enrollment of all patients for the trial.

      o The completion of the currently planned pre-clinical trial of ATPotent(TM).

      o Limited pre-clinical development work for the purpose of identifying lead compounds that may serve as the Vagonixen(TM) and Primastrene(TM) drug products.

      o To pay existing accrued expenses including accrued officers salaries and general operating expenses over the 12-month period following the close of the offering.

      If Duska sells more than the minimum number of units, the additional net proceeds may be used for additional pre-clinical drug discovery work on Vagonixen(TM) and Primastrene(TM) and to augment our working capital.

      The allocation of the net proceeds from this offering set forth above represents Duska's best estimate based upon its currently proposed plans and assumptions relating to its operations and certain assumptions regarding general economic conditions. The actual use of the net proceeds may differ. If any of these factors change, we may find it necessary or advisable to reallocate some of the net proceeds within the above-described categories or to use a portion of the net proceeds for other purposes. We may also use a portion of the net proceeds for the acquisition of businesses, technologies or products that we believe are complementary with those of Duska. There are no contracts or agreements to do so, however.

      Although Duska believes that the net proceeds from its offering will be sufficient to complete the enrollment of all of the patients in the Phase II trial for ATPace(tm) and to complete the pre-clinical trial for ATPotent(tm), these proceeds may be insufficient for this purpose due to a number of factors. Moreover, substantial additional funding will be required to complete the testing of these two products and to do significant pre-clinical development work on Vagonixen(tm) and Primastrene(tm). See "Other Considerations-We Will Need Additional Capital."


      Registration Rights

      In its private offering, Duska agreed to cause us to file a registration statement after the merger is completed to register the offer and sale of 15% of the shares of common stock sold in the private offering and all of the shares of common stock that will be issuable upon the exercise of the warrants sold in the private offering. We will be obligated to file the registration statement after October 30, 2004 if requested in writing by the holders of a majority of the outstanding warrants (including any shares issued upon the exercise of the warrants) We will be required to use our reasonable best efforts to maintain the effectiveness of the registration statement until the first anniversary of its effectiveness or until all registered shares have been sold, whichever comes first, except that we will be permitted to suspend the use of the registration statement during certain periods under certain circumstances.

      As described elsewhere in this Information Statement, we have agreed in the agreement and plan of reorganization to file a registration statement by no later than October 30, 2004 covering a total of 820,000 shares of our common stock held by Tommy J. Gropp and Michael Artis. We currently intend to include in this registration statement the shares.to be registered on behalf of the purchasers in Duska's private offering as described above. We also intend to include in this same registration statement 15% of the shares of our common stock received in the merger by the other former Duska shareholders

      Some of the existing stockholders of Duska have "piggy-back" registration rights entitling them to include their shares of Duska common stock in registration statements filed by Duska with the Securities and Exchange Commission. We will assume these registration obligations and extend the same piggy-back registration rights to these stockholders after the merger. Accordingly, after the merger, in certain circumstances and subject to certain customary conditions, the former Duska stockholders will have the right to include some or all of their shares of common stock in any future registration statement filed by us with the Securities and Exchange Commission.


                        DUSKA MANAGEMENT'S DISCUSSION
                    AND ANALYSIS OR PLAN OF OPERATION

      Overview

      Duska is a development stage company that currently has a portfolio of four products or potential products that are in various early stages of development. Since its inception, Duska has been primarily engaged in developing these four products and potential products and has not generated any revenues to date. As a result, Duska has incurred significant losses since its inception, and as of March 31, 2004 had a deficit accumulated during the development stage of approximately $2,663,911. Duska expects to continue to incur significant research, development and administrative expenses before any of its products are approved for marketing and generate any revenues.

Plan of Operation
-----------------

Duska's principal activities over the next twelve-month period are expected to be the following research and development projects:

      o Duska plans to initiate a multi-center Phase II clinical trial for ATPace(tm) during the second half of 2004, and anticipates completing the enrollment of patients in this trial within approximately twelve months from its commencement.

      o Duska plans to initiate pre-clinical studies with ATPotent(tm) during the second half of 2004, and anticipates completing these studies within approximately twelve months from their commencement.

      o Duska intends to continue its efforts to identify potential lead candidate compounds that could serve as Vagonixen(tm) and Primastrene(tm). These activities are expected to include carrying out preliminary studies aimed at establishing appropriate models that may enable large scale screening of pharmacologic agents and attempting to identify new small molecules that could potentially serve as drug candidates.

      Based on the current schedules and planned scope of the activities for Duska's research and development programs described above, Duska estimates that its cash expenditures for these activities over the next twelve months will approximate $1,500,000.

      Duska anticipates completing its merger with Shiprock, Inc. during the third quarter of 2004, at which time it will receive the proceeds of its recent private placement in which it anticipates that it will have raised gross offering proceeds of approximately $3,667,000. Duska's securities brokerage commissions, legal and accounting fees and other costs in connection with completing the merger and its private placement are estimated at approximately $400,000.

      Duska's corporate operations in general and drug development in particular during this period will be carried out by a team consisting of several full-time employees, including the President and Chief Operating Officer, Vice President Operations and a clinical research nurse. They will be supported by Duska's Executive Committee of the Board of Directors and several part-time employees, as well as professional consultants.
Duska anticipates paying on-going general and administrative expenses (including those associated with maintaining Shiprock as a public company), together with certain accrued operating expenses, during the next twelve months of approximately $1,300,000. Duska does not anticipate making any substantial capital expenditures over the next twelve-month period.

      Based upon its planned level of expenditures, as described above, Duska anticipates having sufficient cash resources available to it from its recently completed private financing to maintain its contemplated operations over the next twelve months. However, to continue and to complete the drug development activities for its various products and to maintain and expand the scope of its operations beyond the next twelve months, Duska will need to raise substantial additional capital. Duska does not have any commitments from any third parties to provide this capital, and there can be no assurance that any additional funds will be available to Duska.

      The following is a summary of certain financial information of Duska since its inception. It should be read in conjunction with Duska's financial statements included elsewhere in this Information Statement.

      Revenues

      As of the year ended December 31, 2003, the year ended December 31, 2002, and since inception through March 31, 2004, Duska generated no revenues and earned interest income of $2,810, $5,660, and $8,620, respectively.

      Operating Expenses

      Operating expenses for the year ended December 31, 2003, the year ended December 31, 2002, and since inception through March 31, 2004 were $801,324, $877,384 and $2,426,159, respectively. Of these expenses, general and administrative expenses accounted for $471,876 for the year ended December 31, 2003, $443,416 for the year ended December 31, 2002, and $1,294,091 since inception through March 31, 2004, while research and development expenses accounted for $281,045 for the year ended December
31, 2003, $433,968 for the year ended December 31, 2002, and $1,132,068 since inception through March 31, 2004.

      Capital Resources

      As of March 31, 2004, Duska had a working capital deficit of $399,036. Duska will require substantial additional capital to meet its current operating needs and to carry out its business plan.


              SHIPROCK MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                FINANCIAL CONDITION AND RESULTS OF OPERATION

      Copies of our Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2003 and of our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 are included with this Information Statement. Our Annual Report and Quarterly Report contain our "Management's Discussion and Analysis of Financial Condition and Results of Operations," which discussion is incorporated by reference.

                              SHIPROCK MANAGEMENT

Director and Officer of Shiprock, Inc.

      Tommy J. Gropp. Our sole director and executive officer is Tommy J. Gropp, age 43. He has served as our Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Corporate Secretary since November 2, 1999. Mr. Gropp worked as a partner of the Flying Circus, LLC, a private landscaping company doing business in the Phoenix metropolitan area, from October 2003 to present. He also works for Paramount Landscaping in Phoenix, Arizona. For approximately 10 years prior to October 2003, he was a subcontractor in the landscaping field working for other licensed contractors. He earned a Certificate of Completion in Management from Mesa Community College in 1992 and a B.S. in Performing Music from MacMurray College in 1978.

      Since Mr. Gropp was our sole director throughout our most recent fiscal year, there were no meetings, as such, of the board of directors. We also currently have no standing audit, nominating or compensation committees of the board of directors, or any committee performing similar functions. Following the merger with Duska, we anticipate establishing an audit committee and one or more other standing committees of the board of directors as appropriate.

      At present, Mr. Gropp, as our sole director, determines any nominees to our board of directors. We currently have no policy with respect to the consideration of any director candidates recommended by our shareholders, but anticipate establishing such a policy following the merger with Duska. We have agreed in the agreement and plan of reorganization that the current directors of Duska will be appointed to serve as our directors following the merger.

      We also have no process in place for our shareholders to send communications to our board of directors.

Section 16(a) Beneficial Ownership Preparation Compliance

      Based solely on our review of Forms 3, 4 and 5 and amendments furnished to us under Rule 16a-3(e) under the Securities Exchange Act of 1934 during our most fiscal year, we believe that no director or officer failed to file on a timely basis any report required by Section 16(a) under the Act.

Director and Executive Officer Compensation

      We paid no salary, bonus or other compensation, including long-term compensation, to any director or executive officer during any of the last three fiscal years. No director or executive officer was awarded any stock options or other stock-based compensation during any of these fiscal years.

                               DUSKA MANAGEMENT

Directors and Officers of Duska

      Duska's directors and executive officers are set forth below, and these persons will also hold the same positions with Shiprock following the merger (on the same full-time or part-time basis, as described below, as these persons serve for Duska). Dr. Amir Pelleg has accepted full-time employment with Duska in his capacity as President and Chief Operating Officer, commencing with the completion of the merger. Dr. Pelleg, who currently works in these capacities for Duska on a part-time basis, will be responsible for the management of all of Duska's operations on a day-to-day basis. Mark Reynolds has agreed to serve as Duska's Chief Financial Officer on a part-time basis upon completion of the merger. Marie Sciocchetti in her capacity as Vice President of Operations, is a full-time employee of the company. Each of the other officers of Duska works on a part-time basis.

      All of the directors of Duska who become our directors following the merger will serve as directors until our next annual meeting of shareholders and until their successors are duly elected and qualified.

Name                            Age       Position(s)
----                            ---       -----------
Manfred Mosk, Ph.D.              67       Non-Executive Chairman of the Board

Amir Pelleg, Ph.D.               59       President, Chief Operating Officer
                                          and Director

Sanford J. Hillsberg             55       Secretary and Director

Rudolph Nisi, M.D.               72       Director

John N. Kapoor, Ph.D.            60       Director

David Benditt, M.D.              57       Director

Jane Kinsel, Ph.D.               48       Director

Mark Reynolds                    42       Chief Financial Officer

Marie Sciocchetti                47       Vice President of Operations


      Manfred Mosk, Ph.D. Dr. Mosk is the Non-Executive Chairman of the Board of Duska. He has served as the Chairman of Duska since 1999 and as the part-time interim Chief Executive Officer during 2003. Dr. Mosk has been the President of Technomedics Management & Systems, Inc., a privately held healthcare economics consulting firm since 1994. He serves on the Boards of Directors of UCLA's Jonsson Cancer Center Foundation, The University Kidney Disease Research Associates and Spectral Imaging Technologies, Inc. Dr. Mosk also serves on the Executive Committee of the Board of Governors of the Cedars Sinai Medical Center and on the Board of Advisors of GeoVax, Inc. and Spectrum Laboratories, Inc. He served on the Board of Directors of Arbios Technologies, Inc. and of the California State University (Systemwide) Foundation. Dr. Mosk was the co-founder, former President, Chief Executive Officer and director of Medco Research, Inc., or Medco, from approximately 1983 to 1992, when he voluntarily retired from these positions. He also served again as a director of Medco from approximately 1995 to 1996. Medco was subsequently acquired by King Pharmaceuticals, Inc.. Under Dr. Mosk's leadership, Medco acquired licenses, raised funds, became a public company and developed the first-ever approved and marketed adenosine-based drug in the U.S. Dr. Mosk holds B.S., M.S. and Ph.D. degrees in business administration from The California State University and The California Western University.

      Amir Pelleg, Ph.D. Dr. Pelleg has served as the President and a director of Duska since its inception in 1996 and as its Chief Operating Officer since February 2004. Dr. Pelleg has been a Professor of Medicine and Pharmacology at Drexel University College of Medicine, Philadelphia, Pennsylvania since 1992. He is an internationally recognized expert on the physiology and pharmacology of ATP and related compounds in general, and their role in the cardiovascular system in particular. His research work has been supported by numerous grants from the National Institutes of Health, American Heart Association and pharmaceutical companies. Dr. Pelleg has published more than 100 peer-reviewed papers, and edited and co-authored three textbooks in this field. He is a member of the editorial boards of The Journal of Cardiovascular Pharmacology and The American Journal of Therapeutics and acts as an ad-hoc reviewer for numerous other leading scientific journals. His inventions, covered by patents and pending patent applications, constitute a significant part of Duska's proprietary technology platform. Dr. Pelleg holds a B.Sc. degree in Biology from Tel-Aviv University, M.S. in Bioengineering from the Polytechnic Institute of Brooklyn and a Ph.D. in Human Physiology from Louisiana State University Medical Center. He was a NIH post-doctoral fellow at the University of Virginia.

      Sanford J. Hillsberg. Mr. Hillsberg has served as a director and as Secretary of Duska since 1999, and served as a Vice President of Duska from 1999 until 2003. He currently is Chairman of the Audit Committee of its Board of Directors. Mr. Hillsberg has been an attorney with Troy & Gould Professional Corporation, a law firm in Los Angeles specializing in corporate and securities laws, and is a managing partner of that firm. Troy & Gould has served as counsel to Duska since 1999. He is a director of Spectral and of Tempra Technology Inc., a thermal research and development company, and previously served as a director and Vice President of Medco. Mr. Hillsberg served as a Commissioner of the Quality and Productivity Commission of the City of Los Angeles. Mr. Hillsberg holds a B.A. degree from the University of Pennsylvania and a J.D. degree from Harvard Law School.

      Rudolf Nisi, M.D. Dr. Nisi has served as Duska's Vice Chairman since 2000 and is Chairman of the Compensation Committee of the Board of Directors. Dr. Nisi is engaged in the private practice of cardiology since 1964, has been Chief of Cardiology at Westchester Square Medical Center for 20 years and a Clinical Professor of Medicine at Cornell University Medical College for four years. Dr. Nisi is a Director of Tempra Technology Inc., and was the Chairman of the Board of Medco.

      John N. Kapoor, Ph.D. Dr. Kapoor has served as a director of Duska since 2001. Dr. Kapoor is the President of EJ Financial Enterprises, Inc., a venture capital and investment advisory firm headquartered in Lake Forest, Illinois, which he founded in 1990. EJ Financial manages a significant portfolio of securities in the biopharmaceutical and health services industries. Dr. Kapoor has served as Chairman of the Board of Akron, Inc., manufacturer and marketer of diagnostic and therapeutic pharmaceuticals in specialty areas such as ophthalmology, rheumatology, anesthesia and antidotes, among others, since 1995 and that company's Interim Chief Executive Officer from March 2001 to December 2002. He also serves as Chairman of the Board of Option Care, Inc. (an infusion services and supplies company), Introgen Therapeutics, Inc. (a gene therapy company) and NeoPharm, Inc. (a biopharmaceutical company) and is a director of First Horizon Pharmaceutical Corporation (a distributor of pharmaceuticals) and a number of privately held companies, including VasGene Therapeutics, Inc. and ProtoMed, Inc. He holds a Ph.D. in medicinal chemistry from the State University of New York at Buffalo.

      In April 2002, Akron, Inc. announced that the Securities and Exchange Commission had informed it that the Securities and Exchange Commission planned to bring an enforcement action against Akron, Inc. On September 25, 2003, without admitting or denying the Securities and Exchange Commission's findings, Akron, Inc. consented to a cease and desist order to resolve this matter.

      David Benditt, M.D. Dr. Benditt has served as a director of Duska since 2003. Dr. Benditt has been a Professor of Medicine at the Cardiovascular Division, Department of Medicine, since 1991 and Director of Cardiac Electrophysiology Laboratory and Arrhythmia Service for 25 years, both at the University of Minnesota Medical School, Minneapolis, Minnesota. He is a recognized authority on syncope and cardiac pacing, and serves on the editorial board of several medical professional journals and the medical advisory board of several leading American corporations. Dr. Benditt has published more than 200 peer-reviewed papers, editorials and book chapters and edited, co-edited and co-authored three books. He received his B.Sc. and M.D. degrees from the University of Manitoba, Manitoba, Canada and did his post graduate training at the Department of Medicine, Duke University Medical Center, Durham, N.C.

      Jane Kinsel, Ph.D. Dr. Kinsel has served as a director of Duska since 2002. Dr. Kinsel has been Associate Director for Science Policy and Operations at the National Center for Complementary and Alternative Medicine (NCCAM), a component of the National Institutes of Health (NIH), since 2001 and has worked in various capacities with the NIH for the past 25 years. Dr. Kinsel holds a Ph.D. in pharmaceutical chemistry from the University of Kansas and a M.B.A. from the Wharton School of Business of the University of Pennsylvania in Philadelphia.

      Mark Reynolds. Mr. Reynolds served from 1988 through mid-2002 as first Controller and later as Chief Financial Officer, Vice President, Finance and Corporate Secretary for CytRx Corporation, a publicly-held biopharmaceutical company. Since mid-2002, Mr. Reynolds has been a financial consultant to biopharmaceutical and biotechnology companies. He also has served as CFO/Controller for private companies in the vaccine research, pharmaceutical services and animal health industries. Mr. Reynolds began his career as an auditor with a national auditing firm. He is a licensed certified public accountant and member of the American Society of Certified Public Accountants and is a graduate of the University of Georgia (M.A.cc, B.B.A.).

      Marie Sciocchetti.    Since 2001 Ms. Sciocchetti has served first as
Duska's Director of Operations and then as Duska's Vice President of Operations. From 1998 through 2000 she was Director of Services for the Compliance Products Division of McKesson Corporation. Ms. Sciocchetti has extensive experience in operations, fiscal management and new product development in the healthcare field. She has also served as Director of Ambulatory Cardiac Services at Hahnemann University Hospital in Philadelphia. She holds a M.B.A. from St. Joseph's University in Philadelphia.

      Duska also has established a Scientific Advisory Board to assist Duska's management in the areas of expertise of the members of the Scientific Advisory Board. The following are the current members of Duska's Scientific Advisory Board and their respective areas of expertise:

      Geoffrey Burnstock, Ph.D., D.Sc., (Chairman of Duska Scientific Advisory Board), Director, Autonomic Neuroscience Institute, Royal Free and University College Medical School, London, England -- Purinergic receptors

      Peter Barnes, M.A., D.M., D.Sc., FRCP, Professor and Head of Thoracic Medicine, Imperial College School of Medicine, London, England -- Pulmonary diseases

      Francesco DiVirgilio, M.D., Professor, Department of Experimental and Diagnostic Medicine, University of Ferrara, Italy -- P2 receptors in immunology.

      Daniel Flammang, M.D., Head of Cardiology, Centre Hospitalier d'Angouleme, France -- Uses of ATP in patients with syncope.

      Pasquale Patrizio M.D., Professor of Obstetrics and Gynecology, Director, Male Infertility Program, Yale University, New Haven, Connecticut -- Andrology, male infertility.

      Edward Schulman, M.D., Professor, Pulmonary and Critical Care Medicine, Drexel University College of Medicine, Philadelphia, Pennsylvania -- Pulmonary disorders, biology of lung mast cells.

Employment Agreements

      Following the completion of the merger, we may enter into employment agreements with Dr. Amir Pelleg and one or more of our other executive officers. We have not determined, however, whether or on what terms we might do so.

Stock Option Plan

      Duska has adopted a stock incentive plan pursuant to which it is authorized to grant options to purchase up to 6,000,000 shares of common stock to Duska's key employees, officers, directors, consultants and other agents and advisors. Awards under the plan may consist of stock options (both non-qualified options and options intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended) and restricted stock awards.

      The plan is administered by Duska's board of directors, which determines the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, including the vesting thereof, subject to the provisions of the Plan.

      The plan provides that the exercise price of each incentive stock option may not be less than the fair market value of Duska's common stock on the date of grant (or 110% of the fair market value in the case of a grantee holding more than 10% of the outstanding common stock of Duska). The aggregate exercise price of shares for which incentive stock options are exercisable for the first time during any calendar year by a grantee holding more than 10% of the outstanding common stock may not exceed $100,000. Non-qualified stock options may be granted under the plan at an exercise price not to be less than the fair market value of the common stock on the date of grant.

      Duska currently has outstanding options under its stock incentive plan to purchase approximately 4,965,000 shares of its common stock at a weighted-average exercise price of approximately $1.03 per share. In the merger, all of the outstanding Duska options will be exchanged for or converted into options to purchase our common stock at the same exercise price and otherwise on the same terms as the Duska options.

      In the agreement and plan of reorganization, we agreed to adopt prior to the closing of the merger a stock incentive plan substantially identical to Duska's current plan so as to allow us to assume Duska's outstanding options in the merger. We intend to seek shareholder approval of the stock incentive plan within twelve months following its adoption.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth as of June 15, 2004, information with respect to beneficial ownership of our common stock by:

      o Mr. Gropp, who is currently our sole director and executive officer and is the only individual to have served as our Chief Executive Officer during 2003.

      o Each other person known to us to own beneficially more than 5% of our outstanding common stock, either before or immediately after the merger.

      o Each of the current directors of Duska, who will serve as our directors following the merger.

      o All of our directors and executive officers as a group, both before and immediately after the merger.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to any warrants or options that are presently exercisable or exercisable within 60 days of June 15, 2004, are deemed outstanding for the purpose of computing the percentage ownership of the person holding the warrants or options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The numbers reflected in the percentage ownership columns are based on 1,580,000 shares of our common stock and 14,060,292 shares of Duska common stock outstanding as of June 15, 2004, and on the assumption that 19,127,292 shares of our common stock will be outstanding after the merger (which gives effect to our repurchase of 180,000 shares from Mr. Gropp as described in this Information Statement and assumes that Duska sells 4,250,000 units being offered in its private offering). Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. An asterisk denotes beneficial ownership of less than 1%.

                                  Number of Shares              Percent
                              -------------------------  ---------------------
                              Before the  After the      Before the    After
  Name of Beneficial Owner      Merger      Merger         Merger    the Merger
----------------------------  ----------  -------------  ----------  ----------
Tommy J. Gropp(1)...........     500,000     320,000(2)       31.6%        1.7%

Michael Artis(2)............     500,000     500,000          31.6%        2.6%

Manfred Mosk, Ph.D.(3)......           0   4,870,536(4)          0        24.1%

Amir Pelleg, Ph.D.(3).......           0   5,149,536(5)          0        25.4%

Sanford J. Hillsberg(3).....           0   4,347,300(6)          0        22.1%

John N. Kapoor(3)...........           0   5,586,364(7)          0        24.0%

Rudolph Nisi, M.D.(3)........           0     489,336(8)         0         2.5%

David Benditt, M.D.(3)......           0      78,750(9)          0           *

Jane Kinsel, Ph.D.(3).......           0      82,500(9)          0           *
                                  ---------------------------------------------
All directors and executive
  officers as a group (one
  person, Mr. Gropp, before
  the merger and nine
  persons after the
  merger)(10)...............   1,000,000   20,718,073(11)      63.2%      77.6%


(1) The address of each of the persons shown is c/o Shiprock, Inc., 1370 Monterey Drive, Apache Junction, Arizona, 85220.

(2) In connection with the merger, we will repurchase from Mr. Gropp 180,000 shares owned by him as described under "SPECIAL CONSIDERATIONS - The Merger and Merger Considerations; Actions Prior to the Closing." The shares shown include 100,000 shares that will be deposited by Mr. Gropp in escrow at the effective time of the merger. See the discussion under the caption noted above for a description of the escrow arrangement.

(3) The address of each of the persons shown is c/o Duska Scientific Co., Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004.

(4) Includes 85,836 shares, including 27,918 shares subject to warrants, owned of record by Technomedics Management & Systems, Inc., of which Dr. Mosk is the controlling shareholder. Also includes an additional 1,069,500 shares subject to options.

(5)   Includes 1,172,418 shares subject to warrants and options.

(6) Includes 49,200 shares owned of record by the Hillsberg Family Trust, of which Mr. Hillsberg is a co-trustee. Also includes 544,500 shares subject to options. Excludes 301,836 shares, including 267,918 shares subject to options and warrants, owned beneficially by Troy & Gould Professional Corporation, of which Mr. Hillsberg is a managing partner.

(7) All of the shares shown are held by Mr. Kapoor's family trust, of which Mr. Kapoor is trustee. Includes 3,678,315 shares subject to warrants and Options and 500,000 shares and 500,000 warrants included in the 500,000 units subscribed for by Mr. Kapoor's family trust in Duska's private placement.

(8)   Includes 407,418 shares subject to warrants and options.

(9)   All of the shares shown are subject to options.

(10) Mr. Gropp will resign as a director and officer in connection with the merger, and the current directors and executive officers of Duska will be appointed as our directors and executive officers.

(11)  Includes 7,175,070 shares subject to warrants and options.

                          DESCRIPTION OF THE AMENDMENT

      This section describes the amendment to our articles of incorporation that was adopted in order to facilitate the merger with Duska. A copy of the amendment is attached as Appendix C to this Information Statement.

General

      On March 4, 2004, Mr. Gropp, our sole director, approved the amendment to our articles of incorporation to be effected concurrently with the completion of the merger. On March 4, 2004, Mr. Gropp and Michael Artis, who together own approximately 63% of our outstanding common stock, approved the amendment by written consent. No further shareholder approval of the amendment is required under Nevada law.

     The amendment will:

      o Increase the authorized number of shares of our common stock from 20,000,000 to 50,000,000 shares.

      o     Change our corporate name from Shiprock, Inc. to Duska
            Therapeutics, Inc.

      o     Change our resident agent for service of process in Nevada.

Purpose of the Amendment

      We currently have authorized 20,000,000 shares of common stock, of which 1,580,000 shares are outstanding and the remaining 18,420,000 shares are available for issuance. As part of the merger we will issue a maximum of approximately 17,727,292 shares of our common stock to the current stockholders of Duska and reserve a maximum of approximately 13,365,292 additional shares for issuance upon the exercise of warrants and options that we will issue in the merger in exchange for outstanding warrants and options to purchase shares of Duska common stock. At present, therefore, we do not have sufficient available authorized shares to complete the merger. The principal purpose of the amendment to our articles of incorporation is to increase our authorized shares (to 50,000,000 shares) for this purpose. We have no present plan or intention to issue any shares of common stock other than in connection with the merger.

      The amendment to our articles of incorporation also will change our corporate name to "Duska Therapeutics, Inc." to reflect that, as a result of the merger, we will succeed to the business and operations of Duska.

      As an incidental matter, the amendment will change our resident agent for service of process in Nevada following the merger.

Vote Required

      Under Nevada law, approval of the amendment to our articles of incorporation required the affirmative vote of the holders of a majority of our outstanding common stock.

      On March 4, 2004, Mr. Gropp and Michael Artis, our co-founder and a former director, executed a written consent approving the amendment. Since Messrs. Gropp and Artis own a majority (approximately 63%) of our outstanding common stock, their consent was sufficient under Nevada Law to approve the amendment, and no further shareholder approval is required. To avoid expenses, we did not solicit consents of all our shareholders in connection with the approval of the amendment.

Effects of the Name Change

      Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Shiprock, Inc." will continue to be valid and to represent our shares following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

Effect of the Increase of Authorized Shares

      The increase in our authorized common stock will not have any immediate effect on the rights of our existing shareholders. Our board of directors will have the authority to issue the additional authorized shares of common stock in the future without shareholder approval, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders.

      The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by our shareholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

      We are not aware of any attempt to take us over or acquire us. While it may be deemed to have potential anti-takeover effects, the increase in our outstanding shares is intended solely to facilitate the merger and is not prompted by any effort or takeover threat perceived by management.

Effects of Change of Resident Agent

      The change in our resident agent for service of process will have no effect on our corporate status, and will not affect the rights of our shareholders. The resident agent is authorized to accept service of process in Nevada on our behalf and is responsible for knowing where our company records are kept.

Effective Date

      Under applicable federal securities laws, the amendment to our articles of incorporation cannot be effected until at least 20 calendar days after this Information Statement is sent to our shareholders. The amendment will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the amendment will be filed just prior to the effective time of the merger. The amendment will be abandoned if the merger fails to occur for any reason.

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


      The following unaudited pro forma combined balance sheet aggregates the unaudited balance sheet of Shiprock, Inc. (a Nevada corporation and development stage enterprise) (the "Parent") as of March 31, 2004, and the unaudited balance sheet of Duska Scientific Co. (a Delaware corporation and development stage enterprise) (the "Subsidiary") as of March 31, 2004. The following unaudited pro forma combined statements of operations aggregate the statements of operations of the Parent for the three months ended March 31, 2004 (unaudited) and the year ended December 31, 2003 and the statement of operations of the Subsidiary for the three months ended March 31, 2004 (unaudited) and the year ended December 31, 2003.

      The following unaudited pro forma combined balance sheet and statements of operations were prepared giving effect to the merger described in this Information Statement wherein the Parent will acquire the Subsidiary as a wholly-owned subsidiary. This business combination is treated as a reverse acquisition and as a recapitalization of the Subsidiary. The Parent will issue shares of its common stock in exchange for all of the issued and outstanding shares of the Subsidiary. The following unaudited pro forma balance sheet and statements of operations were prepared using the assumptions as described in the notes and the historical financial information available at March 31, 2004. The financial statements of both the Parent and the Subsidiary at December 31, 2003 are unaudited.

      The following unaudited pro forma combined balance sheet and statements of operations should be read in conjunction with the separate financial statements and related notes thereto of the Parent and the Subsidiary. The unaudited pro forma combined balance sheet and statements of operations are not necessarily indicative of the combined balance sheet and statements of operations which might have existed for the periods indicated or the results of operations as they may appear now or in the future.

                          SHIPROCK, INC. AND SUBSIDIARY
                        PRO FORMA COMBINED BALANCE SHEET

                                MARCH 31, 2004
                                  (UNAUDITED)

                          Duska
                      Scientific Co.  Shiprock, Inc.
                      (Subsidiary)      (Parent)     Adjustments     Pro Forma
                      --------------  -------------- -----------    -----------
ASSETS
CURRENT ASSETS:
 Cash                 $     102,465   $           6  $3,267,000 (3) $3,369,471
 Inventory                       --             478         478 (1)          -
 Prepaid expenses             6,100               -                      6,100
                      --------------  -------------- -----------    -----------
  Total current assets      108,565             484                  3,375,571

PROPERTY AND
 EQUIPMENT, net               1,740           4,065      (4,065)         1,740

OTHER ASSETS:
 Patents                     63,963              --                     63,963
 Deposits                     1,500              --                      1,500
                      --------------  -------------- -----------    -----------
  Total other assets         65,463              --                     65,463
                      --------------  -------------- -----------    -----------

                      $     175,768   $       4,549  $3,262,457      $3,442,774
                      ==============  ============== ===========    ===========

  LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
 Accounts payable and
  accrued expenses    $     187,394  $          --                 $  187,394
 Accrued officers'
  salaries and bonuses      387,410              --                    387,410
                      --------------  -------------- -----------    -----------
  Total current
   liabilities              574,804              --                    574,804

STOCKHOLDERS' DEFICIT:
 Preferred stock                 --              --                         --
 Common stock                46,701           1,580         (180)(1)   178,173
                                                          93,402 (2)
                                                          36,670 (3)
 Additional paid in
 capital                  2,318,174          28,420       (4,363)(1)  5,479,159
                                                         (93,402)(2)
                                                       3,230,330 (3)
Stock subscription
  Receivable               (100,000)                                  (100,000)
 Deficit accumulated
 during development
 stage                   (2,663,911)        (25,451)                (2,689,362)
                      --------------  -------------- -----------    -----------
  Total stockholders'
    equity                 (399,036)          4,549                  3,867,970
                      --------------  -------------- -----------    -----------

                      $     175,768   $       4,549  $3,262,457     $3,442,774
                      ==============  ============== ===========    ===========


              See notes to pro forma combined financial statements.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                       THREE MONTHS ENDED MARCH 31, 2004
                                  (UNAUDITED)

                          Duska
                      Scientific Co.  Shiprock, Inc.
                      (Subsidiary)      (Parent)     Adjustments     Pro Forma
                      --------------  -------------- -----------    -----------
REVENUES              $          --   $           0                 $        0

COST OF REVENUES                 --              --                         --
                      --------------  -------------- -----------    -----------

GROSS PROFIT                     --               0                          0

OPERATING EXPENSES:
 Research and development    93,659              --                     93,659
 General and
  administrative            268,201             222                    268,423
                      --------------  -------------- -----------    -----------
                            361,860             222                    362,082
                      --------------  -------------- -----------    -----------




Loss from operations
 Before interest income
 (expense)                 (361,860)           (222)                  (362,082)

Interest Income                 150              --                        150
Interest expense           (197,969)             --                   (197,969)
                      --------------  -------------- -----------    -----------

Net loss              $    (559,679)  $        (222)                $ (559,901)
                      ==============  ============== ===========    ===========

Net loss per share,
 basic and diluted    $       (0.12)  $       (0.00)                $    (0.03)
                      ==============  ============== ===========    ===========

Weighted Average number
 Of shares outstanding,
 basic and diluted        4,495,113       1,580,000  13,002,179 (a)  19,077,292
                      ==============  ============== ===========    ===========


          See notes to pro forma combined financial statements.

                PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    YEAR ENDED DECEMBER 31, 2003
                                (UNAUDITED)

                          Duska
                      Scientific Co.  Shiprock, Inc.
                      (Subsidiary)      (Parent)     Adjustments     Pro Forma
                      --------------  -------------- -----------    -----------
Revenues              $          --   $         100                 $     100

Cost of Revenues                 --              --                        --
                      --------------  -------------- -----------    -----------

Gross Profit                     --             100                       100

Operating expenses:
 Research and development     281,045              --                    93,659
 General and administrative   471,876              889      13,955(4)   486,720
                              752,921              889      _________   767,765

Loss from operations before
  interest income (expense)  (752,921)            (789)                (767,665)

Interest income                 2,810               --                    2,810
Interest expense              (48,403)              --                  (48,403)
                              (45,593)              --                  (45,593)

Net loss                    $(798,514)           $(789)    $(13,955)  $(813,258)
                       =================  ================= ===================

Net loss per share, basic
  and diluted               $   (0.18)           $(0.00)              $   (0.04)
                       =================  ================= ===================

Weighted average number
  of shares outstanding
  basic and diluted         4,419,000         1,580,000 12,325,000(A) 18,324,000
                       =================  ================= ===================

                 See notes to pro forma combined financial statements.

                          SHIPROCK, INC. AND SUBSIDIARY
            NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


(A)  DESCRIPTION:

   In July 2004, Duska Scientific Co. (a Delaware corporation and development stage enterprise) ("Duska") anticipates entering into a reverse triangular merger (the "reorganization") with Shiprock, Inc. (a Nevada corporation and development stage enterprise) ("Shiprock"). In connection with this transaction, Duska will effect a 3-for-1 stock split and, after taking into account this 3-for-1 stock split, is assumed to sell 3,667,000 units at $1.00 per unit, with each unit consisting of one share of Duska's common stock and one warrant to purchase one share of Duska's common stock at $2.50 per share. Since the shareholders of Duska will become the controlling shareholders of Shiprock after this transaction, Duska will be treated as the acquirer for accounting purposes. Outstanding common stock equivalents of Duska, consisting of 4,965,000 options and 8,400,292 warrants will be exchanged for options and warrants to purchase the same number of shares of common stock of Shiprock.


(B)  PRO FORMA ADJUSTMENTS:

   In consideration for all of the issued and outstanding capital stock of Duska, Shiprock will issue 17,727,292 shares of its common stock.

   (1) All of Shiprock's inventory and property and equipment will be sold to a principal shareholder in exchange for 180,000 shares of its common stock. These shares will then be cancelled.

   (2) 3-for-1 stock split by Duska in connection with the Reorganization.

   (3) Sale of 3,667,000 units at $1.00 per unit by Duska, net of offering costs of approximately $400,000.

   (4) Upon closing of the Reorganization, Shiprock will grant options to purchase 25,000 shares of its common stock at $1.00 per share and 25,000 shares of its common stock at $2.00 per share.
         These options will be exercisable upon grant and expire in three years.

(C)  SUBSEQUENT EVENT:

   (1) The outstanding shares of Duska as of March 31, 2004 do not include 50,000 shares (post-stock split) issued after March 31, 2004 but prior to Reorganization.

                                     EXPERTS

      The financial statements and the related financial statement schedule of Shiprock, Inc. incorporated in this Information Statement by reference from our annual report on Form 10-KSB for the year ended December 31, 2003 have been audited by Beckstead and Watts, LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

      The financial statements as of and for the years ended December 31, 2003 and December 31, 2002 of Duska Scientific Co. contained in this Information Statement have been audited by Stonefield Josephson, Inc., independent auditors, as stated in their report thereon, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                       WHERE YOU CAN FIND MORE INFORMATION

      The Securities and Exchange Commission allows us to incorporate by reference information into this Information Statement, which means that we can disclose important information by referring you to another document filed separately by us with the Securities and Exchange Commission. The following document previously filed by us with the Securities and Exchange Commission is incorporated by reference in this Information Statement and is deemed to be a part of this Information Statement:

      o Our Annual Report on Form 10-KSB for the year ended December 31, 2003, as amended.

      o     Our Quarterly Report on Form 10QSB for the quarter ended
            March 31, 2004

      Copies of the foregoing reports accompany this Information Statement. Any statement contained in a document incorporated by reference in this Information Statement shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this Information Statement modifies or replaces the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Information Statement.

      We undertake to send by first class mail, without charge and within one business day after receipt of any written or oral request, to any person to whom a copy of this Information Statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this Information Statement, other than exhibits to the documents unless the exhibits are specifically incorporated by reference herein. Requests for copies should be directed to our Chairman of the Board and Chief Executive Officer by writing to him at 1370 Monterey Drive, Apache Junction, Arizona 85220, or telephoning him at (480) 288-4223.

      We file annual, quarterly and current reports and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You may read and copy any reports and other information that we file at the Security and Exchange Commission's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and you may also obtain copies of those documents from the Security and Exchange Commission upon payment of the prescribed fee. Information about the operation of the public reference room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The reports and other information that we file with the Securities and Exchange Commission are also available through the Securities and Exchange Commission's web site at http://www.sec.gov.

                                 By Order of the Board of Directors

                                 /s/ Tommy J. Gropp
                                 ----------------------------------
                                     Tommy J. Gropp
                                     Chairman of the Board and
                                     Chief Executive Officer

                        INDEX TO FINANCIAL STATEMENTS

                                                                          Page
                                                                          ----

INDEPENDENT AUDITORS' REPORT                                              F-2

DUSKA AUDITED FINANCIAL STATEMENTS
       Balance Sheets                                                     F-3
       Statements of Operations                                           F-4
       Statements of Stockholders' Equity (Deficit)                       F-5
       Statements of Cash Flows                                           F-6

NOTES TO AUDITED FINANCIAL STATEMENTS                                     F-7

DUSKA UNAUDITED FINANCIAL STATEMENTS
       Balance Sheets                                                     F-22
       Statements of Operations                                           F-23
       Statements of Stockholders' Equity (Deficit)                       F-24
       Statements of Cash Flows                                           F-25

NOTES TO UNAUDITED FINANCIAL STATEMENTS                                   F-26

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Duska Scientific Co.
Bala Cynwyd, Pennsylvania


      We have audited the accompanying balance sheets of Duska Scientific Co. (a Delaware corporation in the development stage) as of December 31, 2003 and 2002, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended and for the period from inception on February 9, 1996 to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Duska Scientific Co. (a Delaware corporation in the development stage) as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended and from inception on February 9, 1996 to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ STONEFIELD JOSEPHSON, INC.
------------------------------
CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
April 23, 2004

                               BALANCE SHEETS


                                                  December 31,    December 31,
                                   ASSETS            2003           2002
                                                  ------------    ------------
CURRENT ASSETS:
  Cash                                            $     88,162    $    568,804
  Prepaid expenses                                       4,456           1,000
                                                  ------------    ------------

          Total current assets                          92,618         569,804
                                                  ------------    ------------

PROPERTY AND EQUIPMENT, net of
     accumulated depreciation                            1,924           3,463
                                                  ------------    ------------

OTHER ASSETS:
  Patents                                               63,963          63,963
  Deposits                                               1,500           1,500
                                                  ------------    ------------

          Total other assets                            65,463          65,463
                                                  ------------    ------------

                                                  $    160,005    $    638,730
                                                  ============    ============

               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable and accrued expenses           $     57,170    $     20,595
  Accrued officers' salaries                           234,811              --
  Accrued interest payable                              48,403              --
  Current portion of convertible notes payable         500,000              --
                                                  ------------    ------------

          Total current liabilities                    840,384          20,595
                                                  ------------    ------------

CONVERTIBLE NOTES PAYABLE, LONG-TERM PORTION                --         500,000
                                                  ------------    ------------

STOCKHOLDERS' EQUITY (DEFICIT):
  Preferred stock, $.01 par value, 2,000,000 shares
    authorized, no shares issued and outstanding            --              --
  Common stock, $.01 par value, 10,000,000 shares
    authorized, 4,419,000 shares issued and
    outstanding                                         44,190          44,190
  Additional paid-in capital                         1,379,663       1,379,663
  Deficit accumulated during development stage      (2,104,232)     (1,305,718)
                                                   ------------    ------------

          Total stockholders' equity (deficit)        (680,379)        118,135
                                                   ------------    ------------

                                                   $    160,005    $    638,730
                                                   ============    ============

The accompanying notes are an integral part of these financial statements.

                     DEVELOPMENT STAGE ENTERPRISE)

                       STATEMENTS OF OPERATIONS



                                                             From inception on
                         Year ended          Year ended     February 9, 1996 to
                       December 31, 2003  December 31, 2002  December 31, 2003
                       -----------------  ----------------- -------------------
NET REVENUES           $             --   $             --  $               --

COST OF SALES                        --                 --                  --
                       -----------------  ----------------- -------------------

GROSS PROFIT                         --                 --                  --

RESEARCH AND DEVELOPMENT        281,045            433,968           1,038,409
GENERAL AND ADMINISTRATIVE
 EXPENSES                       471,876            443,416           1,025,890
INTEREST EXPENSE                 48,403                 --              48,403
                       -----------------  ----------------- -------------------
                                801,324            877,384           2,112,702
                       -----------------  ----------------- -------------------

LOSS FROM OPERATIONS BEFORE
  OTHER INCOME                 (801,324)          (877,384)         (2,112,702)

INTEREST INCOME                   2,810              5,660               8,470
                       -----------------  ----------------- -------------------

NET LOSS               $       (798,514)  $       (871,724) $       (2,104,232)
                       =================  ================= ===================

NET LOSS PER SHARE,
 basic and diluted     $          (0.18)  $          (0.20)
                       =================  =================

WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING,
 basic and diluted            4,419,000          4,419,000
                       =================  =================


The accompanying notes are an integral part of these financial statements.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)



                                                        Deficit
                                                      accumulated    Total
                         Common stock      Additional   during    stockholders'
                     ---------------------  paid-in   development    equity
                       Shares     Amount    capital      stage      (deficit)
                     ---------- ---------- ---------- ------------ -----------
For the period from
 February 9, 1996
 (inception) to
 January 1, 1999
 (restated for 1,000:1
 stock split and stock
 split up effected
 in the form of
 a dividend)                --  $      --  $      --  $        --  $       --

Issuance of stock for
 services in
 October 1999        1,263,200     12,632     18,050                   30,682

Issuance of stock for
 cash in private
 placement in
 October 1999        2,500,000     25,000                              25,000

Issuance of common
 stock for patents
 and licenses
 in November 1999       76,800        768                                 768

Issuance of common
 stock for patent
 assignments and
 licenses from
 related parties
in November 1999      160,000      1,600     12,491                   14,091

Net loss for the
 year ended
 December 31, 1999                                        (50,222)    (50,222)
                     ---------- ---------- ---------- ------------ -----------

Balance at
 December 31, 1999   4,000,000     40,000     30,541      (50,222)     20,319

Issuance of stock for
 cash in private placement
 in June 2000           56,000        560    174,440                  175,000

Issuance of stock for
 cash in private placement
 in October 2000        35,000        350    174,650                  175,000

Net loss for the
 year ended
 December 31, 2000                                        (46,505)    (46,505)
                     ---------- ---------- ---------- ------------ -----------

Balance at
 December 31, 2000   4,091,000     40,910    379,631      (96,727)    323,814

Issuance of common stock
 for cash in
 private placement in
 November 2001         328,000      3,280  1,000,032                1,003,312

Net loss for the
 year ended
 December 31, 2001                                       (337,267)   (337,267)
                     ---------- ---------- ---------- ------------ -----------

Balance at
 December 31, 2001   4,419,000     44,190  1,379,663     (433,994)    989,859

Net loss for the
 year ended
 December 31, 2002                                       (871,724)   (871,724)
                     ---------- ---------- ---------- ------------ -----------

Balance at
 December 31, 2002   4,419,000     44,190  1,379,663   (1,305,718)    118,135

Net loss for the
 year ended
 December 31, 2003                                       (798,514)   (798,514)
                     ---------- ---------- ---------- ------------ -----------

Balance at
 December 31, 2003   4,419,000  $  44,190  $1,379,663 $(2,104,232) $ (680,379)
                     ========== ========== ========== ============ ===========

The accompanying notes are an integral part of these financial statements.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                            STATEMENTS OF CASH FLOWS

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS



                                                             From inception on
                         Year ended          Year ended     February 9, 1996 to
                       December 31, 2003  December 31, 2002  December 31, 2003
                       -----------------  ----------------- -------------------
CASH FLOWS PROVIDED BY
(USED FOR) OPERATING ACTIVITIES:
 Net loss              $       (798,514)  $      (871,724)  $       (2,104,232)
                       -----------------  ----------------- -------------------

 ADJUSTMENTS TO RECONCILE
 NET LOSS TO NET CASH
 PROVIDED BY (USED FOR)
 OPERATING ACTIVITIES:
   Depreciation                   1,539             1,909                5,288
   Issuance of common stock
    for services                     --                 --              30,682

 CHANGES IN ASSETS AND LIABILITIES:
  (INCREASE) DECREASE IN ASSETS:
   Prepaid expenses              (3,456)                --              (4,456)
   Deposits                          --                 --              (1,500)

 INCREASE (DECREASE) IN LIABILITIES:
  Accounts payable and
   accrued expenses              36,575              2,148              57,170
  Accrued officers' salaries    234,811                                234,811
  Accrued interest
   payable                       48,403                 --              48,403
                       -----------------  ----------------- -------------------

    Total adjustments           317,872              4,057             370,398
                       -----------------  ----------------- -------------------

    Net cash used for
     operating activities      (480,642)          (867,667)         (1,733,834)
                       -----------------  ----------------- -------------------

CASH FLOWS USED FOR
 INVESTING ACTIVITIES:
  Payments to acquire
    property and equipment           --             (1,368)             (7,212)
  Payments to develop
    patents                          --            (27,440)            (49,104)
                       -----------------  ----------------- -------------------

   Net cash used for
    investing activities             --            (28,808)            (56,316)
                       -----------------  ----------------- -------------------

CASH FLOWS PROVIDED BY
 (USED FOR) FINANCING
 ACTIVITIES:
  Proceeds from sale of
   common stock                      --                 --           1,378,312
  Proceeds from issuance
   of convertible notes              --            500,000             500,000
  Proceeds from notes
   payable, related party            --                 --               6,545
  Payments on notes payable,
   related party                     --                 --              (6,545)
                       -----------------  ----------------- -------------------

   Net cash provided by
    financing activities             --            500,000           1,878,312
                       -----------------  ----------------- -------------------

NET INCREASE (DECREASE)
 IN CASH                       (480,642)          (396,475)             88,162
CASH, beginning of year         568,804            965,279                  --
                       -----------------  ----------------- -------------------

CASH, end of period    $         88,162   $        568,804  $           88,162
                       =================  ================= ===================

SUPPLEMENTAL DISCLOSURE
 OF CASH FLOW INFORMATION -
  Interest paid        $             --   $             --  $               --
                       =================  ================= ==================
  Income taxes paid    $          1,825   $          1,462  $            3,287
                       =================  ================= ==================

SUPPLEMENTAL DISCLOSURE OF
NON-CASH INVESTING
AND FINANCING ACTIVITIES -
   Issuance of common
   stock for services  $            --    $              -- $          30,682
                       ===============    ================= =================
   Issuance of common
   stock for patents
   and licenses        $            --    $              -- $          14,859
                       ===============    ================= =================



The accompanying notes are an integral part of these financial statements.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                          NOTES TO FINANCIAL STATEMENTS

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    GENERAL:

             Duska Scientific Co. (the "Company") was incorporated under the laws of the state of Delaware on February 9, 1996, and is conducting its operations in Pennsylvania.

    BUSINESS ACTIVITY:

             The Company has been in development stage and was inactive until April 1999, at which time it commenced research and development activities for pharmaceutical products for which the Company owns or is the licensee of patents.

    DEVELOPMENT STAGE ENTERPRISE:

             The Company is a development stage enterprise as defined by the Financial Accounting Standards Board's ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company is devoting substantially all of its present efforts to research and development. All losses accumulated since inception have been considered as part of the Company's development stage activities.

    USE OF ESTIMATES:

             The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    FAIR VALUE:

             Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, approximate the carrying values of such amounts.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

    CASH:

             Equivalents

             For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

             Concentration

             The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

    PROPERTY AND EQUIPMENT:

             Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to operations as incurred, while additions, renewals, and betterments are capitalized. Depreciation is being provided by use of the straight-line method over the estimated useful lives of the assets, ranging from three to five years.

    PATENTS:

             The Company's patent costs consist of the expenditures for purchasing the patents and related legal fees. The Company will amortize patents using the straight-line method over the period of estimated benefit. There has been no amortization expense charged, as the patents have not yet produced revenue. It is anticipated that the patents will start producing revenue in 2007 at the earliest, at which time amortization of the patents will begin.

             The Company periodically evaluates whether events or circumstances have occurred that may affect the estimated useful lives or the recoverability of the remaining balance of the patents. Impairment of the assets is triggered when the estimated future undiscounted cash flows do not exceed the carrying amount of the intangible assets. If the events or circumstances indicate that the remaining balance of the assets may be permanently impaired, such potential impairment will be measured based upon the difference between the carrying amount of the assets and the fair value of such assets, determined using the estimated future discounted cash flows generated.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

    COMPREHENSIVE LOSS:

             For the years ended December 31, 2003 and 2002, and for the period from inception on February 9, 1996 to December 31,
             2003, the Company has no items that represent other comprehensive loss and, therefore, has not included a Statement of Comprehensive Loss in the financial statements.

    NET LOSS PER SHARE:

             Basic earnings (loss) per share is determined by dividing the net earnings (loss) by the weighted average shares of common stock outstanding during the period. Diluted earnings (loss) per share is determined by dividing the net earnings (loss) by the weighted average shares of common stock outstanding plus the dilutive effects of stock options, warrants and other convertible securities. Common stock equivalents, consisting of 1,354,000 stock options, 1,220,000 stock warrants, and convertible notes and accrued interest convertible into 176,000 shares at December 31, 2003 and 1,324,000 stock options, 1,220,000 stock warrants, and convertible notes convertible into 160,000 shares at December 31, 2002, have not been included in the computation of net loss per share, as their effect would be anti-dilutive.

    INCOME TAXES:

             Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

    STOCK-BASED COMPENSATION:

             SFAS No. 123, "Accounting for Stock-Based Compensation," establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value of stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered. The statement also permits companies to elect to continue using the current intrinsic value accounting method specified in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," to account for stock-based compensation. The Company has elected to use the intrinsic value based method and has disclosed the pro forma effect of using the fair value based method to account for its stock-based compensation. For non-employee stock based compensation the Company recognizes an expense in accordance with SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant

             If the Company had elected to recognize compensation cost for its stock options based on the fair value at the grant dates for awards under those plans, in accordance with SFAS 123, net earnings and earnings per share for the years ended December 31, 2003 and 2002 would have been as follows:

                                           2003                2002
                                           ----                ----

Net loss:
  As reported                              $  (798,514)       $  (871,724)
  Compensation recognized under APB 25              --                 --
  Compensation recognized under SFAS 123      ( 27,479)          (235,276)
                                           ============       ============
  Pro forma                                $  (825,993)       $(1,107,000)
                                           ============       =============

  Basic and diluted loss per common share:
   As reported                             $      (.18)       $       (.20)
                                           ==============      ============
   Pro forma                               $      (.19)       $       (.25)
                                           ==============     =============

             The fair value of the Company's stock options used to compute pro forma net loss and loss per share disclosures are the estimated present value at grant date using the Black Scholes option-pricing model.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

    STOCK-BASED COMPENSATION:

             The fair value of each option is estimated on the date of grant using the Black Scholes option pricing model. The following weighted-average assumptions were used in the Black Scholes option-pricing model:

                                                        2003        2002
                                                        ----        ----

                    Dividend yield                          -          -
                    Expected volatility                 50.0%      50.0%
                    Risk-free interest rate              5.0%       5.0%
                    Expected life of option           7 years    7 years

             The weighted-average fair value of options granted during the years ended December 31, 2003 and 2002 was $.92.

    NEW ACCOUNTING PRONOUNCEMENTS:

             In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS No.145 rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements," and SFAS No. 44, "Accounting for Intangible Assets of Motor Carriers". This Statement amends SFAS No. 13, "Accounting for Leases," to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The Company has implemented this pronouncement and has concluded that the adoption has no material impact to the financial statements.

             In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan, as previously required under Emerging Issues Task Force ("EITF") Issue 94-3. A fundamental conclusion reached by the FASB in this statement is that an entity's commitment to a plan, by itself, does not create a present obligation to others that meets the definition of a liability. SFAS No. 146 also establishes that fair value is the objective for initial measurement of the liability. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002. The Company has implemented this pronouncement and has concluded that the adoption has no material impact to the financial statements.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

    NEW ACCOUNTING PRONOUNCEMENTS, CONTINUED:

             In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions--an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9", which removes acquisitions of financial institutions from the scope of both SFAS No. 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations", and SFAS No. 142, "Goodwill and Other Intangible Assets". In addition, this Statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. The requirements relating to acquisitions of financial institutions are effective for acquisitions for which the date of acquisition is on or after October 1, 2002. The provisions related to accounting for the impairment or disposal of certain long-term customer-relationship intangible assets are effective on October 1, 2002. The adoption of this Statement did not have a material impact to the Company's financial position or results of operations as the Company has not engaged in either of these activities.

             In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". FIN 45 requires that the guarantor recognize, at the inception of certain guarantees, a liability for the fair value of the obligation undertaken in issuing such guarantee. FIN 45 also requires additional disclosure requirements about the guarantor's obligations under certain guarantees that it has issued. The initial recognition and measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002 and the disclosure requirements are effective for financial statement periods ending after December 15, 2002. The Company adopted FIN No. 45 on January 1, 2003 and it did not have a material impact on the Company's financial position, results of operations or cash flows.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

    NEW ACCOUNTING PRONOUNCEMENTS, CONTINUED:

             In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure", which amends SFAS No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition guidance and annual disclosure provisions of SFAS No. 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The adoption of this statement did not have a material impact on the Company's financial position or results of operations as the Company has not elected to change to the fair value based method of accounting for stock-based employee compensation.

             In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." FIN 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. FIN 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of FIN 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. During October 2003, the FASB deferred the effective date for applying the provisions of FIN 46 until the end of the first interim or annual period ending after December 31, 2003, if the variable interest was created prior to February 1, 2003 and the entity has not issued financial statements reporting such variable interest entities in accordance with FIN 46.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

    NEW ACCOUNTING PRONOUNCEMENTS, CONTINUED:

             On December 24, 2003, the FASB issued Interpretation No. 46 (Revised December 2003), "Consolidation of Variable Interest Entities", ("FIN-46R"), primarily to clarify the required accounting for interests in variable interest entities. FIN-46R replaces FIN 46 that was issued in January 2003. FIN-46R exempts certain entities from its requirements and provides for special effective dates for entities that have fully or partially applied FIN 46 as of December 24, 2003. In certain situations, entities have the option of applying or continuing to apply FIN 46 for a short period of time before applying FIN-46R. While FIN-46R modifies or clarifies various provisions of FIN 46, it also incorporates many FASB Staff Positions previously issued by the FASB. Management is currently assessing the impact, if any, FIN-46R may have on the Company; however, management does not anticipate the adoption to have a material impact to the Company's financial position or results of operations.

             During April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003. In addition, except as stated below, all provisions of this Statement should be applied prospectively. The provisions of this Statement that relate to Statement 133 implementation issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, paragraphs 7(a) and 23(a), which relate to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after June 30, 2003. The adoption of this Statement did not have a material impact to the Company's financial position or results of operations as the Company has not engaged in such transactions.

             During May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, "Elements of Financial Statements". The Company has implemented this pronouncement and has concluded that the adoption has no material impact to the financial statements.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

    NEW ACCOUNTING PRONOUNCEMENTS, CONTINUED:

             In December 2003, the FASB issued a revised SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which replaces the previously issued SFAS No. 132. The revised SFAS No. 132 increases the existing disclosures for defined benefit pension plans and other defined benefit postretirement plans. However, it does not change the measurement or recognition of those plans as required under SFAS No. 87, "Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." Specifically, the revised SFAS No. 132 requires companies to provide additional disclosures about pension plan assets, benefit obligations, cash flows, and benefit costs of defined benefit pension plans and other defined benefit postretirement plans. Also, companies are required to provide a breakdown of plan assets by category, such as debt, equity and real estate, and to provide certain expected rates of return and target allocation percentages for these asset categories. The Company has implemented this pronouncement and has concluded that the adoption has no material impact to the financial statements.


(2)      PROPERTY AND EQUIPMENT:

         A summary is as follows:

                                            December 31,        December 31,
                                                2003                2002
                                                ----                ----

        Computer equipment               $         4,817     $        4,817
        Furniture and equipment                    2,395              2,395
                                         ---------------     --------------

                                                   7,212              7,212
        Less accumulated depreciation              5,288              3,749
                                         ---------------     --------------

                                         $         1,924     $        3,463
                                         ===============     ==============

    Depreciation expense amounted to $1,539 and $1,909 for the years ended December 31, 2003 and 2002, respectively. Depreciation expense for the period from inception on February 9, 1996 to December 31, 2003 amounted to $5,288.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(3) RESEARCH AND DEVELOPMENT:

    Research and development costs related to both future and present products are charged to operations as incurred. The Company recognized research and development costs of $281,045 and $433,968 for the years ended December 31, 2003 and 2002, respectively. The Company recognized research and development costs of $1,038,409 for the period from inception on February 9, 1996 to December 31, 2003.


(4) CONVERTIBLE NOTES PAYABLE:

    In October and November 2002, the Company issued convertible subordinated notes for total offering proceeds of $500,000 in cash. The notes are convertible, at the option of the holders of the notes, into 160,000 shares of the Company's common stock at $3.125 per share (the estimated value of the stock) at any time prior to the maturity date and are payable, including interest at 8% per annum, 18 months after issuance. The notes also include warrants to purchase 320,000 shares of the Company's common stock at $3.125 per share. No value was separately assigned to the warrants, as the amounts calculated per a Black Scholes valuation model were immaterial. None of the notes have been converted as of December 31, 2003. In March, 2004, the notes were converted (see
    Note 8).


(5) STOCKHOLDERS' EQUITY (DEFICIT):

    Common Stock

    The Company has had one stock split and one stock split up effected in the form of a dividend, as described below. Retroactive effect has been given to these splits.

    In October 1999, the Company issued 1,263,200 shares of its $.01 par value common stock for services valued at $30,682.

    In October 1999, the Company issued 2,500,000 shares of its $.01 par value common stock for $25,000 in cash.

    In November 1999, the Company issued 236,800 shares of its $.01 par value common stock for $14,859 in patents and licenses.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(5) STOCKHOLDERS' EQUITY (DEFICIT), CONTINUED:

    In June 2000, the state of Delaware approved the Company's restated Articles of Incorporation, which increased its capitalization from 1,500 common shares with no par value to 10,000,000 common shares with $.01 par value and 2,000,000 preferred shares with $.01 par value.

    In June 2000, the Company had a stock split of 1,000:1, thus increasing the outstanding common stock of the corporation from 1,000 common shares to 1,000,000 common shares.

    In June 2000, the Company issued 56,000 shares of its $.01 par value common stock for $175,000 in cash.

    In October 2000, the Company issued 35,000 shares of its $.01 par value common stock for $175,000 in cash.

    In October 2001, the Company had a 300% stock split up effected in the form of a dividend, thereby increasing the outstanding common stock of the corporation from 1,022,750 common shares to 4,091,000 common shares with $.01 par value.

    In November 2001, the Company issued 328,000 shares of its $.01 par value common stock for $1,003,312 in cash. In November 2001, the Company issued 328,000 shares of its $.01 par value common stock for $1,003,312 in cash. The warrants expire in October 2006. No stock issuance expense was assigned to the warrants, as the amount calculated per a Black Scholes valuation model was immaterial.


    Preferred Stock

    The Company has not issued any of its authorized shares of preferred stock.

    Stock Option Plan

    In 2000, the Board of Directors of the Company adopted the 2000 Stock Option Plan for the grant of qualified incentive stock options (ISO) and non-qualified stock options. The exercise price for any option granted may not be less than fair value (110% of fair value for ISOs granted to certain employees). Under the Stock Option Plan, 1,320,000 shares are reserved for issuance. During the year ended December 31, 2003, 30,000 options to acquire common stock were granted at an exercise price of $3.125 per share, which was equal to or higher than the market value on such date, resulting in no compensation expense being recognized. The foregoing 30,000 options vest within one year from the date of grant, and all expire seven years from the date of grant. During the year ended December 31, 2002, 260,000 options to acquire common stock were granted at an exercise price of $3.125 per share, which was equal to or higher than the market value on such date, resulting in no compensation expense being recognized. Of the foregoing 260,000 options, 145,000 of the options vested upon grant, and 115,000 of the options vest within one year from the date of grant, and all expire seven years from the date of grant.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(5) STOCKHOLDERS' EQUITY (DEFICIT), CONTINUED:

    Stock Option Plan, Continued

    The following table is a summary of the Company's stock options outstanding as of December 31, 2003 and 2002 and the changes that occurred during the years then ended:

                                        2003                      2002
                               ---------------------     ----------------------
                                            Average                     Average
                                           Exercise                    Exercise
                                 Number      Price        Number         Price
                                 ------      -----        ------         -----

Outstanding, beginning of year 1,324,000    $  3.125     1,200,000     $  3.125
Granted                           30,000    $  3.125       260,000     $  3.125
Cancelled                              -    $      -       136,000     $  3.125
Outstanding, end of year       1,354,000    $  3.125     1,324,000     $  3.125
Exercisable, end of year       1,346,500    $  3.125     1,219,000     $  3.125

    The following table further describes the Company's stock options outstanding as of December 31, 2003 and 2002:

                Number of         Weighted         Weighted
                 options           average          average         Number
               outstanding     remaining life   exercise price    exercisable
               -----------     --------------   --------------    -----------

Total as of
 December 31,
 2003            1,354,000               4.74   $        3.125      1,346,500
               ===========     ==============   ==============    ===========
Total as of
 December 31,
 2002            1,324,000               5.71   $        3.125      1,219,000
               ===========     ==============   ==============    ===========

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(6) INCOME TAXES:

    The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at December 31, 2003 and 2002 is presented below:

                                         December 31        December 31,
                                            2003                2002
                                            ----                ----

Deferred tax assets:
   Net operating loss carryforward   $       809,255     $      489,849
                                     ---------------     --------------

Total deferred taxes                         809,255            489,849
Valuation allowance                         (809,255)          (489,849)
                                     ---------------     --------------

Net deferred taxes                   $             -     $            -
                                     ===============     ==============

    The Company's deferred tax asset is fully offset by a valuation allowance. Management will continue to assess the valuation allowance and to the extent it is determined that such allowance is no longer required, the tax benefit of the remaining net deferred tax assets will be recognized in the future.

    The net operating loss carryforwards for federal income tax purposes of approximately $1,811,000 start to expire in the year 2019. State income tax loss carryforwards start to expire in the year 2009.

    The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

             Federal income tax rate                        34.0%
             Current year losses                           (34.0)
                                               -----------------

             Effective income tax rate                       0.0%
                                               =================


(7) COMMITMENTS:

    Leases

    The Company leases the office used for its operations under a lease agreement on a month-to-month basis. As of December 31, 2003, monthly rent expense amounted to $1,100.

    Rent expense amounted to $12,000 for each of the years ended December 31, 2003 and 2002. Rent expense amounted to $25,903 for the period from inception on February 9, 1996 to December 31, 2003.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(7) COMMITMENTS, CONTINUED:

    Master Services Agreement

    In April 2002, the Company entered into a master services agreement with a contract research organization whereby the contract research organization provides evaluation, development and administrative services to the Company with respect to the Company's various clinical studies. The agreement calls for the Company to pay a fee of $110,500, with a payment schedule of 60% due upon execution of the agreement, 5% due in July 2002, 5% due in October 2002, and 30% due upon receipt of a Final Study Report. As of December 31, 2003, all required payments have been made, and the Company has received a Final Study Report.

    Research Agreement

    In August 2002, the Company entered into a research agreement with a third party whereby the third party evaluates certain aspects of one of the Company's proprietary technologies. The agreement calls for the Company to reimburse the third party for costs not to exceed $56,250, with a payment schedule of 33.3% due upon execution of the agreement, 33.3% due upon receipt by the Company of a mid-term progress report, and 33.3% due upon receipt of the final report. As of December 31, 2003, a mid-term progress report has been provided to the Company and the second payment has been made.

    Information Services Agreement

    In September 2002, the Company entered into an information services agreement with a third party whereby the third party would propose an approach for independently quantifying the revenue opportunity associated with one of the Company's proprietary products (the "project"). The agreement calls for the Company to pay a fee of $110,000, with a payment schedule of $40,000 due upon execution of the agreement, $40,000 due upon the completion of Phase II of the project, and $30,000 due upon completion of Phase III of the project. As of December 31, 2003, the project is in Phase III, and the Company has made payments totaling $80,000.

    Drug Synthesis Agreement

    In October 2002, the Company entered into a project agreement with a laboratory whereby the laboratory designs and synthesizes drug candidates based on one of the Company's proprietary technologies. The agreement calls for total payments of $60,000, $12,000 due when the agreement is signed, $12,000 due when the first candidate is delivered, and $36,000 due when the remaining candidates have been delivered. As of December 31, 2003, $24,000 has been paid, the first drug candidate has been delivered and the remaining drug candidates are in development.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FROM
               INCEPTION ON FEBRUARY 9, 1996 TO DECEMBER 31, 2003



(7) COMMITMENTS, CONTINUED:

    Clinical Study Agreements

    In October 2002, the Company entered into clinical study agreements with several medical institutions whereby the medical institutions conduct Phase I clinical studies on one of the Company's proprietary products. As of December 31, 2003, the Phase I clinical studies have been completed, payments totaling $45,000 have been made, and $8,280 has been accrued and is included in accounts payable and accrued expenses.


(8) SUBSEQUENT EVENTS:

    On March 5, 2004, the convertible note payable holders converted $500,000 in convertible notes payable and $55,522 in accrued interest into 177,767 shares of the Company's common stock and warrants to purchase 177,767 shares of the Company's common stock at $3.00 per share.

    In April 2004, the Company completed a financing in which it sold 90,000 units at $3.00 per unit, each unit consisting of one share of common stock and a warrant to purchase an additional two shares of common stock at $7.50 per share.

    The Company anticipates completing a merger with a newly-formed subsidiary of a public company in June 2004. All of the convertible notes payable have been converted into shares of the Company's common stock, thereby extinguishing the Company's obligation to repay those promissory notes. Additionally, the Company will effect a 3-for-1 stock split just prior to the merger. The Company will also raise up to an additional $3,500,000 from the private sale of up to 3,500,000 units, each unit consisting, after taking into account the 3-for-1 stock split, of one share of common stock and a warrant to purchase an additional
    share of common  stock at a price of $2.50 per share.   After the stock
    split and $3,500,000 fund raising, each of the Company's outstanding common shares will be converted into one share of the public company
    Upon   closing  of  the  merger,  the  officers  and  directors  of the public company will resign and all offices will be filled by the officers and directors of the Company.

                            DUSKA SCIENTIFIC CO.
                        (A DELAWARE CORPORATION AND
                       DEVELOPMENT STAGE ENTERPRISE)

                       BALANCE SHEET - MARCH 31, 2004
                               (UNAUDITED)

                                  ASSETS
Current assets:
  Cash                                      $        102,465
  Prepaid Expenses                                     6,100
                                            -----------------
          Total current assets                                  $    108,565

Property and equipment, net of
     accumulated depreciation                                          1,740

Other Assets:
  Patents                                             63,963
  Deposits                                             1,500
                                            ----------------
          Total other assets                                          65,463
                                                                ------------
                                                                $    175,768
                                                                ============
                     LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Accounts payable and accrued expenses     $       187,394
  Accrued officers' salaries and bonuses            387,410
                                            ---------------
          Total current liabilities                             $    574,804

Stockholders' deficit:
  Preferred stock, $.01 par value,
  2,000,000 shares authorized,
  no shares issued and outstanding                        -
  Common stock, $.01 par value,
  10,000,000 shares authorized,
  4,670,098 shares issued and outstanding            46,701
  Additional paid-in capital                       2,318,174
  Stock subscription receivable                     (100,000)
  Deficit accumulated during development state    (2,663,911)
                                              ----------------
          Total stockholders' equity (deficit)                     (399,036)
                                                               -------------
                                                               $    175,768
                                                               ============

                              DUSKA SCIENTIFIC CO.
                          (A DELAWARE CORPORATION AND
                         DEVELOPMENT STAGE ENTERPRISE)

                          STATEMENTS OF OPERATIONS

                                                            From inception on
                                Three months ended          February 9, 1996 to
                       March 31, 2004     March 31, 2004       March 31, 2004
                         (unaudited)         (unaudited)         (unaudited)
                       -----------------  ----------------- -------------------
Net Revenues           $             --   $             --  $               --

Cost of Sales                        --                 --                  --
                       -----------------  ----------------- -------------------

Gross Profit                         --                 --                  --

Research and development         93,659             88,983           1,132,068
General and administrative
  expenses                      268,201            100,410           1,294,091
                       -----------------  ----------------- -------------------
                                361,860            189,393           2,426,139
                       -----------------  ----------------- -------------------

Loss from operations before
  Other income (expense)       (361,860)          (189,393)         (2,426,159)
                       -----------------  ----------------- -------------------

Interest income                     150              1,260               8,620
Interest expense               (197,969)                --            (246,372)
                       -----------------  ----------------- -------------------
                               (197,819)             1,260            (237,752)

Net loss               $       (559,679)  $       (188,133) $       (2,663,911)
                       =================  ================= ===================

Net loss per share,
 basic and diluted     $          (0.12)  $          (0.04)
                       =================  =================

Weighted average number
 of shares outstanding,
 basic and diluted            4,495,113           4,419,000
                       =================  =================


The accompanying notes are an integral part of these financial statements.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)



                                                          Deficit      Total
                                                Stock     accumulated  Stock-
                      Common stock  Additional   sub-     during       holders'
                    ---------------  paid-in   scription  development  equity
                    Shares   Amount   capital  receivable stage       (deficit)
                    --------- ------ --------- ---------- ----------- --------
For the period from
 February 9, 1996
 (inception) to
 January 1, 1999
 (restated for 1,000:1
 stock split and stock
 split up effected
 in the form of
 a dividend)               -- $    -    $      -  $     - $      -  $       -

Issuance of stock for
 services in
 October 1999       1,263,200  12,632     18,050                       30,682

Issuance of stock for
 cash in private
 placement in
 October 1999       2,500,000  25,000                                  25,000

Issuance of common
 stock for patents
 and licenses
 in November 1999      76,800     768                                    768

Issuance of common
 stock for patent
 assignments and
 licenses from
 related parties
in November 1999      160,000   1,600     12,491                      14,091

Net loss for the
 year ended
 December 31, 1999                                           (50,222)  (50,222)
                    ---------  ------  --------- -------- ----------- --------
Balance at
 December 31, 1999  4,000,000  40,000     30,541        -    (50,222)   20,319

Issuance of stock for
 cash in private placement
 in June 2000          56,000     560    174,440                      175,000

Issuance of stock for
 cash in private placement
 in October 2000       35,000     350    174,650                      175,000

Net loss for the
 year ended
 December 31, 2000                                          (46,505)  (46,505)
                    ---------  ------  --------- -------- ----------- --------
Balance at
 December 31, 2000  4,091,000  40,910    379,631            (96,727)  323,814

Issuance of common stock
 for cash in
 private placement in
 November 2001        328,000   3,280  1,000,032                    1,003,312

Net loss for the
 year ended
 December 31, 2001                                      -  (337,267)  (337,267)
                    ---------  ------  --------- -------- ----------- --------

Balance at
 December 31, 2001  4,419,000  44,190  1,379,663           (433,994)   989,859

Net loss for the
 year ended
 December 31, 2002                                         (871,724)  (871,724)
                    ---------  ------  --------- -------- ----------- --------

Balance at
 December 31, 2002  4,419,000  44,190  1,379,663       - (1,305,718)   118,135

Net loss for the
 year ended
 December 31, 2003                                         (798,514)  (798,514)
                    ---------  ------  --------- -------- ----------- --------
Balance at
 December 31, 2003  4,419,000  44,190  1,379,663        - (2,104,232) (680,379)
                    ---------  ------  --------- -------- ----------- --------

Issuance of common
stock for cash and
stock subscription
receivable in private
placement in March 2004,
net of offering
costs of $25,350
(unaudited)            73,331    733    193,917   (100,000)            94,650

Conversion of convertible
notes payable and accrued
interest in March 2004
(unaudited)           177,767  1,778    553,748                       555,526

Warrant issuance costs
associated with the
conversion of the
convertible notes
payable
(unaudited)           190,846                                          190,846

Net loss for the
three months ended
March 31, 2004
(unaudited)                                                 (559,679) (559,679)
                ---------- ------  ---------  --------- ----------- -----------
Balance at
March 31, 2004
(unaudited)     4,670,098 $46,701 $2,318,174 $(100,000) $(2,663,911) $(399,036)
                ========= ======= ========== =========  ============ ==========

The accompanying notes are an integral part of these financial statements.

                              DUSKA SCIENTIFIC CO.
                         (A DELAWARE CORPORATION AND
                         DEVELOPMENT STAGE ENTERPRISE)

                           STATEMENTS OF CASH FLOWS

              INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

                                                            From inception on
                                Three months ended          February 9, 1996 to
                       March 31, 2004     March 31, 2004       March 31, 2004
                         (unaudited)         (unaudited)         (unaudited)
                       -----------------  ----------------- -------------------
Cash flows provided by
(used for) operating activities:

  Net loss             $     (559,679)    $     (188,133)   $     (2,663,911)
  Adjustment to reconcile
  net loss to net cash provided
  by (used for) operating
  activities:
  Depreciation                    184                501               5,472
  Issuance of common stock
    for services                    -                  -              30,682
  Warrant issuance costs
  associated with conversion
  of convertible notes
  payable                     190,846                  -             190,846

  Changes is assets and
  liabilities:
  (Increase) decrease in assets:
    Prepaid expenses           (1,644)            (15,899)            (6,100)
      Deposits                      -                   -             (1,500)

  Increase (decrease) in liabilities:
     Accounts payable and
       accrued expenses       107,875             (11,174)           165,045
     Accrued officers'
      salaries and bonuses    152,599              44,171            387,410
     Accrued interest payable   7,123                   -             55,526

     Total adjustments        456,983              17,599            827,381
                       ---------------    ---------------   -----------------
  Net cash used for
    operating activities      (80,347)           (170,534)        (1,814,181)
                       ---------------    ---------------   -----------------
Cash flows used for investing activities:
  Payments to acquire
   property and equipment          -                    -            (7,212)
  Payment to develop patents       -                    -           (49,104)
                       ---------------    ---------------   -----------------
  Net cash used for
    investing activities           -                    -            (56,316)
                       ---------------    ---------------   -----------------
  Cash flows provided by
  (used for) financing activities:
  Proceeds from sale of
    common stock, net of
    offering costs              94,650                 -           1,472,962
  Proceeds from issuance
    of convertible notes             -                 -             500,000
  Proceeds from notes payable,
    related party                    -                 -               6,545
  Payments on notes payable,
    related party                    -                 -             (6,545)
                       ---------------    ---------------   -----------------
  Net cash provided by
   financing activities         94,650                 -           1,972,962
                       ---------------    ---------------   -----------------
  Net increase (decrease)
    in cash                     14,303           (170,534)           102,465
Cash, beginning of year         88,162            568,804                  -
Cash, end of period    $       102,465    $       398,270    $       102,465
                       ===============    ===============    ===============

Supplemental disclosure of cash flow information:
  Interest paid        $             -    $             -    $             -
                       ===============    ===============    ===============
  Income taxes paid    $           483    $           420    $         3,770
                       ===============    ===============    ===============

Supplemental disclosure of non-cash investing and financing activities:
  Issuance of common
  stock for services   $             -    $             -    $        30,682
                       ===============    ===============    ===============
  Issuance of common
  stock for patents and
  licenses             $             -    $             -    $        14,859
                       ===============    ===============    ===============
  Conversion of convertible
  notes payable and accrued
  interest into common
  stock                $       555,526    $             -    $       555,526
                       ===============    ===============    ===============



The accompanying notes are an integral part of these financial statements.

                        DUSKA SCIENTIFIC CO.
                    (A DELAWARE CORPORATION AND
                   DEVELOPMENT STAGE ENTERPRISE)

              NOTES TO UNAUDITED FINANCIAL STATEMENTS


(1)   Description of Business and Summary of Significant Accounting Policies:

      Organization and Business Activity:

      Duska Scientific Co. (the "Company") was incorporated under the laws of the state of Delaware on February 9, 1996, and is conducting its operations in Pennsylvania.

      The Company has been in development stage and was inactive until April 1999, at which time it commenced research and development activities for pharmaceutical products for which the Company owns or is the licensee of patents.

      Interim Financial Information:

      In the opinion of the management of the Company, the accompanying unaudited financial statements include all adjustments (consisting of only normal recurring accruals), which are considered necessary for a fair presentation of the Company's financial position as of March 31, 2004, and its results of operations and cash flows for the three months ended March 31, 2004 and 2003.

      The accompanying unaudited financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures, normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America, have been omitted pursuant to SEC rules and regulations. The financial statements for the three months ended March 31, 2004 and 2003 should be read in conjunction with the Company's audited financial statements for the year ended December 31, 2003.

      The results of operations for the three months ended March 31, 2004 and 2003 are not necessarily indicative of the results to be expected for any subsequent quarter or for the entire fiscal year.

      Development Stage Enterprise:

      The Company is a development stage enterprise as defined by Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company is devoting substantially all of its present efforts to research and development. All losses accumulated since inception have been considered as part of the Company's development stage activities.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


(2)   Convertible Notes Payable:

      In October and November 2002, the Company issued convertible subordinated notes for total offering proceeds of $500,000 in cash. The notes are convertible, at the option of the holders of the notes, into 160,000 shares of the Company's common stock at $3.125 per share at any time prior to the maturity date and are payable, including interest at 8% per annum, 18 months after issuance. The notes also include warrants to purchase 320,000 shares of the Company's common stock at $3.125 per share. No value was separately assigned to the warrants, as the amounts calculated per a Black Scholes valuation model were immaterial.

      On March 5, 2004, the convertible note payable holders converted $500,000 in convertible notes payable and $55,526 in accrued interest into 177,767 shares of the Company's common stock and warrants to purchase 177,767 shares of the Company's common stock at $3.00 per share (before taking into account the pending 3-for-1 stock split described in Note 5). The warrants expire in March 2009, and can be exercised at any time. In connection with the issuance of the warrants, the Company recognized interest expense amounting to $190,846 for the three months ended March 31, 2004 (unaudited).


(3)   Stockholders' Equity (Deficit):

      In March 2004, the Company sold 73,331 units at $3.00 per unit, with each unit consisting of one share of the Company's $.01 par value common stock and a warrant to purchase an additional two shares of common stock at $7.50 per share (before taking into account the pending 3-for-1 stock split described in Note 5).
      The warrants expire in March 2009. These units were sold for cash of $120,000 and a subscription receivable of $100,000. Management estimates the value of the warrants to be $114,176.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS



(4)   Stock-Based Compensation:

      SFAS No. 123, "Accounting for Stock-Based Compensation," establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value of stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered. The statement also permits companies to elect to continue using the current intrinsic value accounting method specified in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," to account for stock-based compensation. The Company has elected to use the intrinsic value based method and has disclosed the pro forma effect of using the fair value based method to account for its stock-based compensation. For non-employee stock based compensation, the Company recognizes an expense in accordance with SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant.

      If the Company had elected to recognize compensation cost for its stock options based on the fair value at the grant dates, in accordance with SFAS 123, net earnings and earnings per share for the three months ended March 31, 2004 and 2003 would have been as follows:

                                                   2004          2003

      Net loss:
        As reported                            $ (559,679)  $ (188,133)
        Compensation recognized under APB 25            -            -
        Compensation recognized under SFAS 123   (375,046)     (27,479)

        Pro forma                              $ (934,725)  $ (215,612)

      Basic and diluted loss per common share:
        As reported                            $     (.12)  $     (.04)
        Pro forma                              $     (.20)  $     (.05)

      The fair value of each stock option is estimated on the date of grant using the Black Scholes option-pricing model. The following weighted-average assumptions were used in the Black Scholes option-pricing model; dividend yield nil, expected volatility 50.0%, risk free interest rate 2.0%, and expected life of seven years.

                              DUSKA SCIENTIFIC CO.
                           (A DELAWARE CORPORATION AND
                          DEVELOPMENT STAGE ENTERPRISE)

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS



(5)   Subsequent Events:

      In April 2004, the Company sold 16,669 units at $3.00 per unit, with each unit consisting of one share of the Company's $.01 par value common stock and a warrant to purchase an additional two shares of common stock at $7.50 per share (before taking into account the pending 3-for-1 stock split described below). The warrants expire in April 2009. Total cash proceeds amounted to $50,000.

      The Company anticipates completing a merger with a newly-formed subsidiary of a public company in July 2004. The Company will effect a 3-for-1 stock split just prior to the merger. The Company also completed a financing in June 2004 in which it sought to raise up to a maximum of $4,250,000 (before offerings costs and commissions) from the private sale of up to 4,250,000 units at $1.00 per unit
      (after taking into account the pending 3-for-1 stock split), each unit consisting of one share of common stock and a warrant to purchase an additional share of common stock at a price of $2.50 per share. As of June 22, 2004, the Company sold approximately 3,667,000 units for total proceeds of approximately $3,667,000. These proceeds are to be available to the Company only upon the closing of the merger. After the stock split and closing of the merger, each of the Company's outstanding common shares will be converted into one share of the public company, and the officers and directors of the public company will resign and all offices will be filled by the officers and directors of the Company.

                                   APPENDIX A



                      AGREEMENT AND PLAN OF REORGANIZATION

                                      AMONG

                                 SHIPROCK, INC.,

                            SHIPROCK SUBSIDIARY, INC.

                                       AND

                              DUSKA SCIENTIFIC CO.

                                TABLE OF CONTENTS

                                                                Page
                                                                ----
1.       Plan of Reorganization.................................2

2.       Terms of Merger........................................2

3.       Delivery of Shares.....................................4

4.       Representations of Duska...............................4

5.       Representations of Shiprock, Shiprock Sub and Gropp....6

6.       Closing................................................11

7.       Actions Prior to Closing...............................12

8.       Conditions Precedent to the Obligations of Duska.......13

9.       Conditions Precedent to the Obligations of Shiprock
         and Shiprock Sub.......................................16

10.      Survival and Indemnification...........................17

11.      Nature of Representations..............................19

12.      Documents at Closing...................................19

13.      Finder's Fees..........................................21

14.      Post-Closing Covenants.................................21

15.      Miscellaneous..........................................21

Signature Page..................................................23


Exhibit A -     Certificate of Merger
Exhibit B -     Form of Amended and Restated Articles of Incorporation
Exhibit C -     Form of new 2004 Stock Incentive Plan  (intentionally omitted)
Exhibit D -     Investment Letter (intentionally omitted)
Exhibit E -     Escrow Agreement
Exhibit F -     Form of Indemnification Waiver letter

                      AGREEMENT AND PLAN OF REORGANIZATION

      This Agreement and Plan of Reorganization (hereinafter the "Agreement") is entered into effective as of this 2nd day of February, 2004, by and among Shiprock, Inc., a Nevada corporation (hereinafter "Shiprock"); Shiprock Subsidiary, Inc., a Delaware corporation (hereinafter "Shiprock Sub"); Tommy J. Gropp, a principal stockholder and a director of Shiprock and a director of Shiprock Sub (hereinafter "Gropp"); and Duska Scientific Co., a Delaware corporation (hereinafter "Duska").

                                    RECITALS

      WHEREAS, Shiprock desires to acquire Duska as a wholly-owned subsidiary and to issue shares of Shiprock common stock to the stockholders of Duska upon the terms and conditions set forth herein. Shiprock Sub is a wholly-owned subsidiary corporation of Shiprock that shall be merged into Duska, whereupon Duska shall be the surviving corporation of said merger and shall become a wholly-owned subsidiary of Shiprock (Shiprock Sub and Duska are sometimes collectively hereinafter referred to as the "Constituent Corporations");

      WHEREAS, the boards of directors of Shiprock and Duska, respectively, deem it advisable and in the best interests of such corporations and their respective stockholders that Shiprock Sub merge with and into Duska pursuant to this Agreement and the Certificate of Merger (in the form attached hereto as Exhibit "A") and pursuant to applicable provisions of law (such transaction hereafter referred to as the "Merger");

      WHEREAS, Shiprock Sub has an authorized capitalization consisting of 1,000 shares of $0.001 par value common stock, of which 1,000 shares shall be issued and outstanding and owned by Shiprock as of the closing of the Merger; and

      WHEREAS, during the period commencing with the date of this Agreement and ending immediately prior to the closing of the Merger, Duska proposes to raise a minimum of $2,500,000 in gross offering proceeds through the private sale of "Units" to accredited investors (each Unit to consist of shares of Duska's common stock, $.001 par value ("Duska Common Stock"), and a warrant to purchase additional shares of Duska Common Stock). All of the foregoing shares of Duska Common Stock and common stock purchase warrants that comprise the Units will be issued and will be outstanding prior to the Merger, and will be exchanged in the Merger for Shiprock $.001 par value common stock ("Shiprock Common Stock") and Shiprock Common Stock purchase warrants in the same manner as all other currently outstanding shares of Duska Common Stock and warrants are exchanged.

         NOW THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

      1. PLAN OF REORGANIZATION. The parties hereto do hereby agree that Shiprock Sub shall be merged with and into Duska upon the terms and conditions set forth herein and in accordance with the provisions of the Delaware General Corporation Law. It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

      2. TERMS OF MERGER. In accordance with the provisions of this Agreement and the requirements of applicable law, Shiprock Sub shall be merged with and into Duska as of the Effective Date (the terms "Closing" and "Effective Date" are defined in Section 6 hereof). Duska shall be the surviving corporation (hereinafter sometimes the "Surviving Corporation") and the separate existence of Shiprock Sub shall cease when the Merger shall become effective. Consummation of the Merger shall be upon the following terms and subject to the conditions set forth herein:

            (a) Corporate Existence.

                  (1) Commencing with the Effective Date, the Surviving Corporation shall continue its corporate existence as a Delaware corporation and (i) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations; (ii) all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations shall be taken and deemed to be transferred to and shall be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and (iii) all rights of creditors and all liens, if any, upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation.

                  (2) At the Effective Date, (i) the Certificate of Incorporation and the By-laws of the Surviving Corporation, as existing immediately prior to the Effective Date, shall be and remain the Certificate of Incorporation and By-Laws of the Surviving Corporation; (ii) the members of the Board of Directors of the Surviving Corporation holding office immediately prior to the Effective Date shall remain as the members of the Board of Directors of the Surviving Corporation (if on or after the Effective Date a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by applicable law and the By-laws of the Surviving Corporation); and (iii) until the Board of Directors of the Surviving Corporation shall otherwise determine, all persons who hold offices of the Surviving Corporation at the Effective Date shall continue to hold the same offices of the Surviving Corporation.

            (b) Events Occurring Prior to the Closing.

                  (1) Prior to the Merger becoming effective under Delaware law, Duska shall raise a minimum of $2,650,000 in gross offering proceeds from the sale of Units in one or more private placements (collectively, the "Financing") under Regulation D, Rule 506, as promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"). Each "Unit" shall consist of one share of Duska Common Stock and one or more common stock purchase warrants. The price of the Units, and the terms of the warrants included in the Units shall be established by Duska in its sole discretion. All of the shares of Duska Common Stock issued as part of the foregoing Units pursuant to this Section 2(b) shall be included in the shares of Duska that are outstanding at the time of the Merger and will be converted/exchanged in the Merger accordance with Section 2(c)(1) below, and all warrants issued as part of these Units will be exchanged for warrants to purchase Shiprock Common Stock in accordance with Section 2(d)(1) below.

                  (2) Prior to the Merger and the Financing, Duska will effect a three-for-one forward stock split of the outstanding shares of Duska Common Stock (the "Stock Split"). The number of shares of Shiprock Common Stock to be issued pursuant to Section 2(c)(1) below, and the options and warrants to be issued by Shiprock pursuant to Section 2(d)(1), shall be determined after the completion of the Stock Split.

            (c) Conversion of Securities.

      As of the Effective Date and without any action on the part of Shiprock, Shiprock Sub, Duska or the holders of any of the securities of any of these corporations, each of the following shall occur:

                  (1) Each share of Duska Common Stock issued and outstanding immediately prior to the Effective Date shall be converted into one share of Shiprock Common Stock. All such shares of Duska Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3 hereof, certificates evidencing such number of shares of Shiprock Common Stock, respectively, into which such shares of Duska Common Stock were converted. The holders of such certificates previously evidencing shares of Duska Common Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of Duska Common Stock except as otherwise provided herein or by law;

                  (2) Any shares of Duska capital stock held in the treasury of Duska immediately prior to the Effective Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

                  (3) Each share of capital stock of Shiprock Sub issued and outstanding immediately prior to the Effective Date shall remain in existence as one share of common stock of the Surviving Corporation, which shall be owned by Shiprock;

                  (4) The 1,400,000 shares of Shiprock Common Stock issued and outstanding immediately prior to the Merger (the number of outstanding shares reflecting the cancellation of 180,000 shares of Shiprock Common Stock pursuant to Section 7(e) below) will remain outstanding after the Merger.

            (d) Other Matters.

                  (1) Upon the effectiveness of the Merger, each outstanding option or warrant to purchase Duska Common Stock, whether or not then exercisable, shall be converted into an option or warrant to purchase (in substitution for each share of Duska Common Stock subject to an Duska option or warrant) one share of Shiprock Common Stock at a price equal to the exercise price in effect prior to the Merger. All other terms and conditions of each Duska option or warrant shall remain the same.

                  (2) At or prior to the Closing, the number of directors of Shiprock will be increased to eight and the then existing sole director of Shiprock shall then nominate and elect (effective immediately after the Effective Date) to the Board of Directors of Shiprock the eight persons designated by Duska. All of the persons serving as directors and officers of Shiprock immediately prior to the Closing shall resign from all of their positions with Shiprock, effective immediately after the Effective Date.

                  (3) Upon the effectiveness of the Merger, Shiprock shall assume and will be bound by the registration rights agreements previously entered into, or hereafter entered into, between Duska and (i) the subscribers who have agreed to purchase Units in the Financing, and (ii) any of the other stockholders of Duska.

      3. DELIVERY OF SHARES. On or as soon as practicable after the Effective Date, Duska will use reasonable efforts to cause all of the person/entities that own Duska Common Stock on the Effective Date (the "Duska Stockholders") to surrender to Shiprock's transfer agent for cancellation certificates representing their shares of Duska Common Stock, against delivery of certificates representing the shares of Shiprock Common Stock for which the Duska shares are to be converted in the Merger. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Date, represented Duska Common Stock shall be deemed for all corporate purposes to evidence ownership of the same number of shares of Shiprock Common Stock into which the shares of Duska Common Stock represented by such Duska certificate shall have been so converted.

      4. REPRESENTATIONS OF DUSKA. Duska hereby represents and warrants as follows, which warranties and representations shall also be true as of the Effective Date:

            (a) As of the date hereof (assuming that all of the $500,000 principal amount of Duska convertible notes are converted into additional shares of Duska Common Stock (the "Note Conversion") prior to the Effective
Date), the total number of shares of Duska Common Stock issued and outstanding is 4,683,587 shares, which shares shall be increased to 14,050,761 shares prior to the Effective Date as a result of the Stock Split. No shares of Preferred Stock are currently outstanding. As of the date hereof (assuming that the Note Conversion is effected), the number of shares of Duska Common Stock underlying all of the outstanding stock purchase options and warrants issued by Duska, or committed to be issued by Duska, is 3,067,000 shares (which number shall be 9,201,000 after the Stock Split). Prior to the Effective Date, Duska will issue additional shares of Duska Common Stock, and grant additional warrants, in the Financing to be effected in accordance with Section 2(b) above. Other than the foregoing shares of Duska Common Stock and warrants that will be issued in the Financing prior to the Closing, the foregoing shares, options and warrants represent all of the shares of Duska's capital stock, and all options and warrants to purchase Duska Common Stock, that will be issued and outstanding as of the Effective Date.

            (b) The outstanding shares of Duska Common Stock constitute duly authorized, validly issued shares of capital stock of Duska. All outstanding shares of Duska Common Stock are fully paid and nonassessable.

            (c) The Duska audited financial statements as of and for the year ended December 31, 2002 and the unaudited financial statements for the interim period ending September 30, 2003, which have been delivered to Shiprock (hereinafter referred to as the "Duska Financial Statements"), fairly present the financial condition of Duska as of the dates thereof and the results of its operations for the periods covered. Other than as set forth in any schedule or Exhibit attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in the Duska Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations occurring in the ordinary course of business since September 30, 2003; and no such contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of Duska as reflected in the Duska Financial Statements. Duska has or will have at Closing, good title to all assets shown on the Duska Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The Duska Financial Statements have been prepared in accordance with generally accepted accounting principles (except as may be indicated therein or in the notes thereto and except for footnotes).

            (d) Since September 30, 2003 there have not been any material adverse changes in the financial position of Duska except changes arising in the ordinary course of business, which changes will not materially and adversely affect the financial position of Duska.

            (e) Duska is not a party to any material pending litigation or, to the knowledge, after due investigation, of its executive officers (herein, "Knowledge"), any governmental investigation or proceeding, not reflected in the Duska Financial Statements, and to its Knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against Duska.

            (f) Duska is in good standing in its state of incorporation, and is in good standing and duly qualified to do business in each state where required to be so qualified except where the failure to so qualify would have no material negative impact on Duska.

            (g) Duska has, or by the Effective Date will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of business and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Date.

            (h) Duska has not materially breached any material agreement to which it is a party. Duska has previously given Shiprock copies of or access to all material contracts, commitments and/or agreements to which Duska is a party, including all contracts covering relationships or dealings with related parties or affiliates.

            (i) Duska has no subsidiary corporations.

            (j) Duska has made its corporate financial records, minute books, and other corporate documents and records available for review to present management of Shiprock prior to the Effective Date, during reasonable business hours and on reasonable notice.

            (k) Duska has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will prior to the Closing and the Effective Date be duly authorized by the Board of Directors of Duska and by the stockholders of Duska. The execution of this Agreement does not materially violate or breach any material agreement or contract to which Duska is a party, and Duska, to the extent required, has (or will have by the Closing) obtained all necessary approvals or consents required by any agreement to which Duska is a party. The execution and performance of this Agreement will not violate or conflict with any provision of the Certificate of Incorporation or by-laws of Duska.

            (l) Information regarding Duska which has been delivered by Duska to Shiprock for use in connection with the Merger, is true and accurate in all material respects.

      5. REPRESENTATIONS OF SHIPROCK, SHIPROCK SUB AND GROPP. Shiprock, Shiprock Sub and Gropp hereby jointly and severally represent and warrant as follows, each of which representations and warranties shall continue to be true as of the Effective Date:

            (a) As of the Effective Date, the shares of Shiprock Common Stock to be issued and delivered to the Duska Stockholders hereunder and in connection herewith will, when so issued and delivered, constitute duly authorized, validly and legally issued shares of Shiprock capital stock, fully-paid and nonassessable and free of all liens and encumbrances.

            (b) Shiprock has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been or will prior to the Closing and the Effective Date be duly authorized by the respective Boards of Directors of Shiprock and Shiprock Sub and by Shiprock as the sole stockholder of Shiprock Sub and (ii) do not have to be approved or authorized by the stockholders of Shiprock under applicable law, Shiprock's charter documents or any agreement by which Shiprock is bound. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Shiprock or Shiprock Sub is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to Shiprock, Shiprock Sub or their properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Articles or Certificate of Incorporation or by-laws of either Shiprock or Shiprock Sub.

            (c) Shiprock has delivered to Duska a true and complete copy of its audited financial statements for the fiscal years ended December 31, 2000, 2001, 2002 and 2003 (the "Shiprock Financial Statements"). The Shiprock Financial Statements are complete, accurate and fairly present the financial condition of Shiprock as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. The Shiprock Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Shiprock as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. Shiprock Sub has no financial statements because it was formed solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger, and it has no assets, liabilities, contracts or obligations of any kind. Shiprock has no subsidiaries or affiliates, other than Shiprock Sub, and Shiprock Sub has no subsidiaries or affiliates.

            (d) Since December 31, 2003, there have not been any material adverse changes in the financial condition of Shiprock. At Closing, neither Shiprock nor Shiprock Sub shall have any material assets and neither such corporation now has, nor shall it have, any liabilities of any kind other than those reflected in the December 31, 2003 financial statements and any costs or liabilities incurred in connection with the Merger (which costs and liabilities, including those liabilities reflected on the December 31, 2003 financial statements, collectively shall in no event exceed $10,000 in the aggregate) for both companies.

            (e) Neither Shiprock nor Shiprock Sub is a party to, or the subject of, any pending litigation, claims, or governmental investigation or proceeding not reflected in the Shiprock Financial Statements, and to the Knowledge of Gropp, Shiprock and Shiprock Sub, there are no lawsuits, claims, assessments, investigations, or similar matters, threatened or contemplated against or affecting Shiprock Sub, Shiprock, or the management or properties of Shiprock or Shiprock Sub.

            (f) Shiprock and Shiprock Sub are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact. Neither corporation is required to be qualified to do business in any state other than the states of Nevada and Arizona.

            (g) Shiprock and Shiprock Sub have filed all federal, state, county and local income, excise, property and other tax, governmental and/or other returns, forms, filings, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the Shiprock Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received. Neither Shiprock nor Shiprock Sub is delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation.

            (h) As of the date of this Agreement, Shiprock's authorized capital stock consists of 20,000,000 shares of Shiprock Common Stock, $.001 par value, of which 1,580,000 shares are presently issued and outstanding, and 5,000,000 shares of preferred stock, of which no shares have been issued or are outstanding. At the Closing, (i) the authorized number of shares of Shiprock Common Stock shall be increased to 50,000,000 shares of $.001 par value common stock, and (ii) Shiprock shall have outstanding 1,400,000 shares of Shiprock Common Stock and no other shares of its capital stock. Shiprock Sub's capitalization consists solely of 1,000 authorized shares of $0.001 par value common stock ("Shiprock Sub's Common Stock"), of which 1,000 shares are outstanding, all of which are owned by Shiprock, free and clear of all liens, claims and encumbrances. All outstanding shares of capital stock of Shiprock and Shiprock Sub are, and shall be at Closing, validly issued, fully paid and nonassessable. There are no existing options, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of either Shiprock or Shiprock Sub.

            (i) Shiprock and Shiprock Sub have (and at the Closing they will have) disclosed in writing to Duska all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of either Shiprock or Shiprock Sub.

            (j) The financial records, minute books, and other documents and records of Shiprock and Shiprock Sub, which fully and correctly disclose all material corporate transaction and all actions taken by the directors and the stockholders of those corporations, have been made available to Duska prior to the Closing. The records and documents of Shiprock and Shiprock Sub that have been delivered to Duska constitute all of the records and documents of Shiprock and Shiprock Sub that Gropp is aware of or that are in his possession or in the possession of Shiprock or Shiprock Sub.

            (k) Neither Shiprock nor Shiprock Sub has breached, nor is there any pending, or to the Knowledge of Gropp, any existing or threatened claim that Shiprock or Shiprock Sub has breached, any of the terms or conditions of any agreements, contracts, commitments or other documents to which it is a party or by which it or its properties is bound. The execution and performance of this Agreement will not violate any provisions of applicable law or any agreement to which Shiprock or Shiprock Sub is subject. Each of Shiprock and Shiprock Sub hereby represent and warrant that it is not a party to any material contract or commitment other than appointment documents with Shiprock's transfer agent, and that it has disclosed to Duska in writing all previous or existing relationships or dealings with related or controlling parties or affiliates. There are no currently existing agreements with any affiliates, related or controlling persons or entities.

            (l) Shiprock has complied with the provisions for registration under the Securities Act, any other applicable securities laws, and all applicable blue sky laws in connection with (i) the sale of 1,000,000 shares to its two founders, and (ii) its initial stock offering of 580,000 shares of Shiprock Common Stock under Rule 504. There are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws. All issued and outstanding shares of Shiprock Common Stock were offered and sold in compliance with federal and state securities laws, and no other shares of any class were offered or sold.

            (m) Shiprock was organized for the purposes of, and with a specific plan for engaging in the business of installing landscaping in new homes and renovating sprinkler systems of existing homes. Shiprock has conducted its landscaping business since its incorporation and has not engaged in any other activities since its incorporation. Because of its lack of success in the landscaping business, Shiprock has considered changing its operations or acquiring other businesses. However, Shiprock was not formed for the purposes of engaging in a merger or acquisition with an unidentified company and is not, nor has it ever been, a "blank-check company."

            (n) All information regarding Shiprock which has been (i) provided to Duska by Shiprock or (ii) set forth in any document or other communication, disseminated to any former, existing or potential stockholders of Shiprock or to the public or filed with the NASD or the SEC or any state securities regulators or authorities, is true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all securities laws and regulations.

            (o) Shiprock is and has been in compliance with, and Shiprock has conducted the business previously owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. Shiprock has not received notice of any noncompliance with the foregoing, nor is it or Gropp aware of any claims or threatened claims in connection therewith. Shiprock has never conducted any operations or engaged in any business transactions whatsoever other than as set forth in the reports Shiprock has previously filed with the SEC.

            (p) Without limiting the foregoing, Shiprock and any other person or entity for whose conduct Shiprock is legally held responsible are and have been in material compliance with all applicable federal, state, regional, local laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or control (collectively, "Environmental Laws"). Neither Shiprock nor any other person or entity for whose conduct Shiprock is legally responsible, has (i) received any notice, demand, request for information, or administrative or other inquiry relating to any alleged violation of an Environmental Law or the institution of any suit, action, claim or proceeding alleging such violation or investigation by any governmental authority or any third party of any such alleged violation, (ii) manufactured, generated, treated, stored, handled, processed, released, transported or disposed of any hazardous substance on, under, from or at any of Shiprock's properties or any other properties, (iii) become aware or received notice of the release or disposal of any hazardous substances in violation of any applicable Environmental Law, on, under or at any of Shiprock's properties or any other properties, (iv) become aware or received notice of any actual or potential material liability on the part of Shiprock for the response to or remediation of any hazardous substance at or arising from any of Shiprock's properties or any other properties owned or operated by Shiprock or any other person for whose conduct Shiprock is legally responsible, or (v) become aware of or received notice of any actual or potential liability on the part of Shiprock for the costs of response to or remediation of hazardous substances at or arising from any properties owned or operated by Shiprock or any other person for whose conduct Shiprock is or may be held responsible. For purposes of this Agreement, the term "hazardous substance" shall mean any toxic or hazardous materials or substances, including asbestos, buried contaminants, chemicals, flammable explosives, radioactive materials or petroleum and petroleum products and any substances defined as, or included in the definition of, "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any Environmental Law. No Environmental Law imposes any obligation upon Shiprock arising out of or as a condition to any transaction contemplated hereby, including, without limitation, any requirement to modify or to transfer any permit or license, any requirement to file any notice or other submission with any governmental authority, the placement of any notice, acknowledgment, or covenant in any land records, or the modification of or provision of notice under any agreement, consent order, or consent decree.

            (q) Shiprock has filed on a timely basis all required documents, reports and schedules with the SEC, the NASD and any applicable state or regional securities regulators or authorities (collectively, the "Shiprock SEC Documents"). As of their respective dates, the Shiprock SEC Documents complied in all material respects with the requirements of the Securities Act, the NASD rules and regulations and state and regional securities laws and regulations, as the case may be, and, at the respective times they were filed, none of the Shiprock SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (including, in each case, any notes thereto) of Shiprock included in the Shiprock SEC Documents complied as to form and substance in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles (except as may be indicated therein or in the notes thereto) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the financial position of Shiprock as of the respective dates thereof and the results of its operations and its cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein).

            (r) There is no basis for any assertion against Shiprock of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes and interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from Shiprock to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of Shiprock, (b) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of Shiprock, or (c) result in the acceleration of the time of payment or vesting of any such benefits.

            (s) No aspect of Shiprock's past or present business, operations or assets is of such a character as would restrict or otherwise hinder or impair Shiprock from carrying on the business of Duska as it is presently being conducted by Duska.

            (t) Shiprock currently has no employees, consultants or independent contractors other than Gropp. Gropp is the sole director and sole executive officer of Shiprock, and Gropp is also the sole director and sole officer of Shiprock Sub. Neither Gropp nor any other affiliate of Shiprock is or has been subject to any of the disqualification provisions set forth in Section 230.262 of Regulation A.

            (u) Shiprock has no material contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects or otherwise. For purposes of this Section 5, "material" means payment or performance of a contract, commitment, arrangement or understanding which is expected to involve payments in excess of $500.

            (v) Other than this Agreement and the transactions contemplated hereby, there are no outstanding contracts, commitments or bids, or services, development, sales or other proposals of either Shiprock or Shiprock Sub.

            (w) There are no outstanding lease or purchase commitments of Shiprock or Shiprock Sub.

            (x) No representation or warranty by Shiprock or Shiprock Sub contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof contains or shall contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. There is no current or prior event or condition of any kind or character pertaining to Shiprock that may reasonably be expected to have a material adverse effect on Shiprock or, after the Closing, on Duska. Except as specifically indicated elsewhere in this Agreement, all documents delivered by Shiprock in connection herewith have been and will be complete originals, or exact copies thereof.

            (y) Assuming all corporate consents and approvals have been obtained and assuming the appropriate filings and mailings are made by Shiprock under the Securities Act and with the NASD and the Secretary of State of Delaware and Nevada, the execution and delivery by Shiprock of this Agreement and the closing documents and the consummation by Shiprock of the transactions contemplated hereby do not and will not (i) require the consent, approval or action of, or any filing or notice to, any corporation, firm, person or other entity or any public, governmental or judicial authority (except for such consents, approvals, actions, filing or notices the failure of which to make or obtain will not in the aggregate have a material adverse effect); or (ii) violate any order, writ, injunction, decree, judgment, ruling, law, rule or regulation of any federal, state, county, municipal, or foreign court or governmental authority applicable to Shiprock, or its business or assets. Shiprock is not subject to, or a party to, any mortgage, lien, lease, agreement, contract, instrument, order, judgment or decree or any other material restriction of any kind or character which would prevent, hinder or impair the continued operation of the business of Shiprock and Duska after the Closing.

      6. CLOSING. The Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing is expected to be on or before March 31, 2004. The "Effective Date" of the Merger shall be that date on which executed copies of the attached Certificate of Merger becomes effective under the laws of Delaware.

      7. ACTIONS PRIOR TO CLOSING.

            (a) Prior to the Closing, Duska on the one hand, and Shiprock and Shiprock Sub on the other hand, shall be entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the parties hereto shall cooperate fully therein. Until the Closing, and if the Closing shall not occur, thereafter, each party shall keep confidential and shall not use in any manner inconsistent with the transactions contemplated by this Agreement, and shall not disclose, nor use for their own benefit, any information or documents obtained from the other party concerning the assets, properties, business and operations of such party, unless such information (i) is readily ascertainable from public or published information, (ii) is received from a third party not under any obligation to keep such information confidential, or (iii) is required to be disclosed by any law or order (in which case the disclosing party shall promptly provide notice thereof to the other party in order to enable the other party to seek a protective order or to otherwise prevent such disclosure). If this transaction is not consummated for any reason, each party shall return to the other all such confidential information, including notes and compilations thereof, promptly after the date of such termination. The representations and warranties contained in this Agreement shall not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect.

            (b) Prior to the Closing, Duska shall effect the Stock Split. After the foregoing Stock Split, the total number of shares of Duska Common Stock outstanding shall be 14,050,761 (plus any shares sold in the Financing).

            (c) Prior to the Closing, Shiprock shall amend and restate its Articles of Incorporation by adopting, and filing with the office of the Secretary of State of Nevada, the Amended and Restated Articles of Incorporation, the form of which is attached hereto as Exhibit "B" (the "Amended and Restated Articles of Incorporation"). The Amended and Restated Articles of Incorporation shall, among things, (i) increase the authorized number of shares of Shiprock Common Stock to 50,000,000, and (ii) change the name of Shiprock to "Duska Therapeutics, Inc." Shiprock shall (x) obtain the required approval of the stockholders of Shiprock for the filing of the Amended and Restated Articles of Incorporation, (y) prepare and file with the SEC, and timely disseminate to the Shiprock stockholders a proxy statement or information statement required in connection with obtaining the foregoing approval of the stockholders, and (z) prepare and file with the SEC, and timely disseminate to the Shiprock stockholders an information statement on Schedule 14F-1 announcing the change in directors of Shiprock following the completion of the Merger. The form and content of any such proxy statement or information statement shall comply with the rules and regulations of the SEC and shall be subject to the prior review and reasonable consent of Duska's counsel.

            (d) Prior to the Closing, Duska shall complete the Financing. At the sole discretion of Duska, the aggregate minimum amount of gross proceeds raised in the Financing may be reduced from $2,650,000 to $2,000,000. Should Duska elect to reduce the minimum amount of gross proceeds to be raised in the Financing to $2,000,000, the Financing shall be deemed to have been completed if Duska raises $2,000,000 or more. Duska agrees that all investors in the Financing shall be "accredited investors," as that term is defined under Rule 501(a) of Regulation D, and the Financing shall comply with Regulation D and be exempt from registration under all applicable state securities laws. Duska may utilize placement agents and registered broker dealers to assist with the Financing and may agree to pay such agents or broker dealers a commission of up to 10% and an expense allowance of up to 3% of the sales price of the Units, and may issue warrants to purchase hares of Duska Common Stock as additional compensation. The number of Units to be sold, the price of the Units, the terms of the warrants to be included in the Units, and the amount of commissions and allowances that may be paid in the Financing shall be established in the sole discretion of Duska.

            (e) Prior to the Closing, Duska, Shiprock, Shiprock Sub, and Gropp agree not to issue any statement or communications to the public or the press regarding the transactions contemplated by this Agreement without the prior written consent of the other parties. In the event that Shiprock is required under federal securities law to either (i) file any document with the SEC that discloses this Agreement or the transactions contemplated hereby, or (ii) to make a public announcement regarding this Agreement or the transactions contemplated hereby, Shiprock shall provide Duska with a copy of the proposed disclosure no less than 48 hours before such disclosure is made and shall incorporate into such disclosure any reasonable comments or changes that Duska may request.

            (f) Prior to the Closing, Tommy J. Gropp, the registered and beneficial owner of 500,000 shares of Shiprock Common stock, will sell to Shiprock 180,000 of his 500,000 shares of Shiprock Common Stock, and Shiprock shall cancel all of such shares. The purchase price to be paid by Shiprock for Mr. Gropp's 180,000 shares shall be (i) $18.00 and (ii) the transfer to Mr. Gropp of all of the tangible equipment used by Shiprock in its landscaping and irrigation business, including Shiprock's automobile, and Mr. Gropp shall agree to assume all of the accrued liabilities associated with Shiprock's landscaping and irrigation business (excluding up to $10,000 in costs incurred in connection with the Merger).

            (g) Except as contemplated by this Agreement, there shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of Shiprock's Common Stock after the date hereof and there shall be no dividends or other distributions paid on Shiprock's Common Stock after the date hereof, in each case through and including the Effective Date. Shiprock and Shiprock Sub shall conduct no business, prior to the Closing, other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated hereby.

            (h) Prior to the Closing, Shiprock shall adopt a stock option/incentive plan, the form of which is attached hereto as Exhibit "C," and shall make provision for all of the outstanding options under Duska's 2000 Stock Option Plan to be assumed under this stock option/incentive plan.

      8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF DUSKA. All obligations of Duska under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Effective Date, as indicated below, of each of the following conditions:

            (a) The representations and warranties by or on behalf of Shiprock, Shiprock Sub and Gropp contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith shall be true at and as of the Closing and Effective Date as though such representations and warranties were made at and as of such time.

            (b) Shiprock and Shiprock Sub shall have performed and complied with all covenants, agreements, and conditions set forth or otherwise contemplated in, and shall have executed and delivered all documents required by, this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

            (c) On or before the Closing, the directors of Shiprock and Shiprock Sub, and Shiprock as sole stockholder of Shiprock Sub, shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

            (d) On or before the Closing Date, Shiprock and Shiprock Sub shall have delivered certified copies of resolutions of the sole stockholder and director of Shiprock Sub and of the directors of Shiprock approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable Shiprock and Shiprock Sub to comply with the terms of this Agreement, including the election of Duska's nominees to the Board of Directors of Shiprock, and all matters outlined or contemplated herein.

            (e) The Merger shall be permitted by applicable state law and otherwise and Shiprock shall have sufficient shares of its capital stock authorized to complete the Merger and the transactions contemplated hereby.

            (f) At Closing, all of the directors and officers of Shiprock shall have resigned in writing from their positions as directors and officers of Shiprock effective upon the election and appointment of the Duska nominees, and the directors of Shiprock shall take such action as may be necessary or desirable regarding such election and appointment of Duska nominees.

            (g) At the Closing, all instruments and documents delivered by Shiprock or Shiprock Sub, pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Duska.

            (h) The capitalization of Shiprock and Shiprock Sub shall be the same as described in Section 5(h), except that the number of outstanding shares of Shiprock Common Stock shall have been decreased to 1,400,000 shares and the authorized number of shares of Shiprock Common Stock shall be as set forth in the Amended and Restated Articles of Incorporation.

            (i) The shares of restricted Shiprock Common Stock to be issued to Duska Stockholders at Closing will be validly issued, nonassessable and fully-paid under Nevada corporation law and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

            (j) Duska shall have received the advice of its tax advisor, to the extent it deems necessary, that this transaction is a tax free reorganization as to Duska and all of the Duska Stockholders.

            (k) Duska shall have received all necessary and required approvals and consents from required parties and from the Duska Stockholders.

            (l) At the Closing, Shiprock and Shiprock Sub shall have delivered to Duska an opinion of Shiprock's legal counsel dated as of the Closing to the effect that:

                  (1) Each of Shiprock and Shiprock Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (2) This Agreement has been duly authorized, executed and delivered by Shiprock and Shiprock Sub and is a valid and binding obligation of Shiprock and Shiprock Sub enforceable in accordance with its terms;

                  (3) Shiprock and Shiprock Sub each through its Board of Directors, and Shiprock Sub through its stockholder, have taken all corporate action necessary for performance under this Agreement, including the completion of the Merger and the adoption of the Amended and Restated Articles of Incorporation;

                  (4) The documents executed and delivered to Duska and Duska Stockholders hereunder are valid and binding in accordance with their terms and vest in Duska Stockholders all right, title and interest in and to the shares of Shiprock's Common Stock to be issued pursuant to Section 2 hereof, and the shares of Shiprock Common Stock when issued will be duly and validly issued, fully-paid and nonassessable;

                  (5) Shiprock and Shiprock Sub each has the corporate power to execute, deliver and perform under this Agreement;

                  (6) Shiprock has filed on a timely basis all information statements and other reports required to be filed with the SEC in connection with the Merger, the execution of this Agreement, the change in directors of Shiprock in connection with the Merger, and the adoption of the Amended and Restated Articles of Incorporation.

                  (7) Legal counsel for Shiprock and Shiprock Sub is not aware of any liabilities, claims or lawsuits involving Gropp, Shiprock or Shiprock Sub.

            (m) Gropp and Thomas C. Cook and Associates, Ltd. shall have signed and delivered to Duska at the Closing an escrow agreement (the "Escrow Agreement") in the form set forth in Exhibit "E", pursuant to which Gropp shall at the Closing deposit 100,000 shares of his Shiprock Common Stock with Thomas
C. Cook and Associates, Ltd., as escrow agent, as security for any and all indemnification claims made by Duska pursuant to this Agreement.

            (n) Shiprock shall have taken all corporate action necessary to approve the Amended and Restated Articles of Incorporation, and the Amended and Restated Articles of Incorporation shall have been filed with the Secretary of State of the State of Nevada.

            (o) Duska shall have completed the Financing.

            (p) Each officer and director of Shiprock and Shiprock Sub shall have signed an Indemnification Waiver letter, the form of which is attached hereto as Exhibit "F".

      9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SHIPROCK AND SHIPROCK SUB. All obligations of Shiprock and Shiprock Sub under this Agreement are subject to the fulfillment, prior to or at the Closing and/or the Effective Date, of each of the following conditions:

            (a) The representations and warranties by Duska contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true at and as of the Closing and the Effective Date as though such representations and warranties were made at and as of such times.

            (b) Duska shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

            (c) Duska shall cause each of stockholders who, on the date of this Agreement owned 5% or more of the then outstanding shares of Duska Common Stock, to deliver to Shiprock, a letter commonly known as an "Investment Letter," in substantially the form attached hereto as Exhibit "D", acknowledging that the shares of Shiprock Common Stock are being acquired by said stockholders for investment purposes.

            (d) Duska shall have completed the Financing.

            (e) Duska shall deliver an opinion of its legal counsel to the effect that:

                  (1) Duska is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

                  (2) This Agreement has been duly authorized, executed and delivered by Duska;

                  (3) The Board of Directors and stockholders of Duska have taken all corporate action necessary for performance under this Agreement;

                  (4) Duska has the corporate power to execute, deliver and perform under this Agreement; and

                  (5) Legal counsel for Duska is not aware of any liabilities, claims or lawsuits involving Duska.

      10. SURVIVAL AND INDEMNIFICATION. All representations, warranties, covenants and agreements contained in this Agreement, or in any schedule, certificate, document or statement delivered pursuant hereto, shall survive (and not be affected in any respect by) the Closing, any investigation conducted by any party hereto and any information which any party may receive. Notwithstanding the foregoing, the survival of the representations and warranties contained in or made pursuant to this Agreement shall terminate on, and no claim or action with respect thereto may be brought after, the third anniversary of the Effective Date, except that the representations and warranties contained in Sections 5(g) and 5(p) of this Agreement shall survive indefinitely. The representations and warranties for which survival terminates on the third anniversary of the Effective Date, and the liability of any party with respect thereto pursuant to this Section 10, shall not terminate with respect to any claim, whether or not fixed as to liability or liquidated as to amount, with respect to which the appropriate party has been given written notice setting forth the facts upon which the claim for indemnification is based prior to the third anniversary of the Effective Date, as the case may be.

            (a) The parties shall indemnify each other as set forth below:

                  (1) Subject to the provisions of this Section 10, each of Gropp, Shiprock and Shiprock Sub (individually and collectively, the "Shiprock Group") shall jointly and severally indemnify and hold harmless Duska and Duska's past, present and future officers, directors, stockholders, employees, attorneys, and agents (and after the Closing, Gropp shall also indemnify Shiprock) (collectively, the "Duska Indemnified Parties") from and against any Losses (as defined below) including, without limitation, any reasonable legal expenses to the extent arising from, relating to or otherwise in respect of (i) any inaccuracy or breach of any representation or warranty of the Shiprock Group contained in Sections 5 or 13 of this Agreement (as of the date hereof, or as of the Closing Date and Effective Date) or of any representation, warranty or statement made in any schedule, certificate document or instrument delivered by the Shiprock Group or any officer or any of them at or in connection with the Closing, in each case without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects), or (ii) the breach by the Shiprock Group, of or failure by the Shiprock Group to perform any of its covenants or agreements contained in this Agreement; provided, however, that (A) no member of the Shiprock Group shall be responsible for any Losses with respect to the matters referred to in clauses (i) or (ii) of this Section 10(a) until the cumulative aggregate amount of all such Losses exceeds $10,000, in which event the Shiprock Group shall then be liable for all such cumulative aggregate Losses, including the first $10,000. Each member of the Shiprock Group specifically acknowledges and agrees that any Duska Indemnified Party may proceed against any member of the Shiprock Group under this Section 10 without contemporaneously, or at any time, proceeding against any other member of the Shiprock Group. As used herein, "Losses" shall mean any and all demands, claims, complaints, actions or causes of action, suits, proceedings, investigations, arbitrations, assessments, losses, damages, liabilities or obligations (including those arising out of any action, such as any settlement or compromise thereof or judgment or award therein) and any fees, costs and expenses related thereto, and the term "legal expenses" shall mean the fees, costs and expenses of any kind incurred by any party indemnified herein and its counsel in investigating, preparing for, defending against or providing evidence, producing documents or taking other action with respect to any threatened or asserted claim.

                  (2) Subject to the provisions of this Section 10, Duska shall indemnify and hold harmless each member of the Shiprock Group (collectively, the "Shiprock Group Indemnified Parties") from and against any Losses (including, without limitation, any reasonable legal expenses) to the extent arising from, relating to or otherwise in respect of (i) the inaccuracy or breach of any representation or warranty of Duska contained in Sections 4 or 13 of this Agreement (as of the date hereof, or as of the Closing Date and Effective Date) or of any representation, warranty or statement made in any schedule, certificate document or instrument delivered by Duska or an officer of Duska at or in connection with the Closing, in each case without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects), or (ii) the breach by Duska of or failure by Duska to perform any of its covenants or agreements contained in this Agreement, provided, however, that Duska shall not be responsible for any Losses with respect to the matters until the cumulative aggregate amount of such Losses exceeds $10,000, in which event Duska shall then be liable for all such cumulative aggregate Losses, including the first $10,000.

                  (3) In order for a Duska Indemnified Party or Shiprock Group Indemnified Party (an "Indemnified Party") to be entitled to any indemnification provided for under this Agreement, the Indemnified Party shall deliver notice of its claim for indemnification with reasonable promptness after determining to make such claim, to the Shiprock Group or any member thereof (in the case of any indemnification claim under Section 10(a)(1)) or Duska (in the case of any indemnification claim under Section 10(a)(2)). The failure by any Indemnified Party so to notify the Shiprock Group (or any member thereof) or Duska, as the case may be, shall not relieve any relevant indemnifying party (each relevant member of the Shiprock Group, or Duska, as the case may be, being referred to herein as an "Indemnifying Party") from any liability which he or it may have to such Indemnified Party under this Agreement, except to the extent that such claim for indemnification involves the claim of a third party against the Indemnified Party and the Indemnifying Party shall have been actually prejudiced by such failure. If an Indemnifying Party does not notify the Indemnified Party within 30 calendar days following receipt by it of such notice that such Indemnifying Party disputes its liability to the Indemnified Party under this Agreement, such claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability of such Indemnifying Party under this Agreement and such Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined. If an Indemnifying Party has timely disputed its liability with respect to such claim, as provided above, such Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be resolved by litigation in accordance with the terms of this Agreement.

                  (4) (i) If the claim involves a third party claim (a "Third Party Claim"), then the Indemnifying Party shall have the right, at its sole cost, expense and ultimate liability regardless of the outcome, and through counsel of its choice (which counsel shall be reasonably satisfactory to the Indemnified Party), to litigate, defend, settle or otherwise attempt to resolve such Third Party Claim; provided, however, that if in the Indemnified Party's reasonable judgment a conflict of interest may exist between the Indemnified Party and the Indemnifying Party with respect to such Third Party Claim, then the Indemnified Party shall be entitled to select counsel of its own choosing, reasonably satisfactory to the Indemnifying Party, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

                  (ii) Notwithstanding the preceding paragraph, if in the Indemnified Party's reasonable judgment no such conflict exists, the Indemnified Party may, but will not be obligated to, participate at its own expense in a defense of such Third Party Claim by counsel of its own choosing, but the Indemnifying Party shall be entitled to control the defense unless (i) in the case where only money damages are sought, the Indemnified Party has relieved the Indemnifying Party from liability with respect to the particular matter or (ii) in the case where equitable relief is sought, the Indemnified Party elects to participate in and jointly control the defense thereof.

                  (iii) Whenever the Indemnifying Party controls the defense of a Third Party Claim, the Indemnifying Party may only settle or compromise the matter subject to indemnification without the consent of the Indemnified Party if such settlement includes a complete release of all Indemnified Parties as to the matters in dispute and relates solely to money damages. The Indemnified Party will not unreasonably withhold consent to any settlement or compromise that requires its consent.

                  (iv) In the event the Indemnifying Party fails to timely defend, contest, or otherwise protect the Indemnified Party against any such claim or suit, the Indemnified Party may, but will not be obligated to, defend, contest, or otherwise protect against the same, and make any compromise or settlement thereof, and in such event, or in the case where the Indemnified Party jointly controls such claim or suit, the Indemnified Party shall be entitled to recover its costs thereof from the Indemnifying Party, including attorneys' fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof;

                  (v) The Indemnified Party shall cooperate and provide such assistance as the Indemnifying Party may reasonably request in connection with the defense of the matter subject to indemnification and in connection with recovering from any third parties amounts that the Indemnifying Party may pay or be required to pay by way of indemnification hereunder.

            (b) The amount of Losses for which indemnification is provided hereunder shall be computed without regard to any insurance recovery related to such losses.

      11. NATURE OF REPRESENTATIONS. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and the other documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

      12. DOCUMENTS AT CLOSING. At the Closing, the following documents shall be delivered:

            (a) Duska will deliver, or will cause to be delivered, to Shiprock the following:

                  (1) a certificate executed by the Chief Executive Officer or President of Duska to the effect that all representations and warranties made by Duska under this Agreement are true and correct as of the Closing and as of the Effective Date, the same as though originally given to Shiprock or Shiprock Sub on said date;

                  (2) a certificate from the state of Duska's incorporation dated within five business days of the Closing to the effect that Duska is in good standing under the laws of said state;

                  (3) Investment Letters in the form attached hereto as Exhibit "D" executed by each of the Duska stockholders referred to in Section 9(c);

                  (4) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

                  (5) executed copy of the Certificate of Merger for filing in Delaware; and certified copies of resolutions adopted by the stockholders and directors of Duska authorizing the Merger;

                  (6) all other items, the delivery of which is a condition precedent to the obligations of Shiprock and Shiprock Sub, as set forth herein, including the asset transfer and assumption agreements contemplated by Section 7(f); and (7) the legal opinion required by Section 9(e) hereof.

            (b) Shiprock and Shiprock Sub will deliver or cause to be delivered to Duska:

                  (1) stock certificates representing those securities of Shiprock to be issued as a part of the Merger as described in Section 2 hereof;

                  (2) a certificate of the President of Shiprock and Shiprock Sub, respectively, to the effect that all representations and warranties of Shiprock and Shiprock Sub made under this Agreement are true and correct as of the Closing, the same as though originally given to Duska on said date;

                  (3) certified copies of resolutions adopted by Shiprock's and Shiprock Sub's Board of Directors and Shiprock Sub's stockholder authorizing the Merger and all related matters;

                  (4) certificates from the jurisdiction of incorporation of Shiprock and Shiprock Sub dated within five business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

                  (5) opinion of Shiprock's counsel as described in Section 8(l) above;

                  (6) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

                  (7) written resignation of all of the officers and directors of Shiprock and Shiprock Sub;

                  (8) Escrow Agreement, signed by Gropp and Thomas C. Cook and Associates, Ltd.;

                  (9) Certified copy of the filed Amended and Restated Articles of Incorporation;

                  (10) Indemnification Waiver letter signed by Gropp; and

                  (11) all other items, the delivery of which is a condition precedent to the obligations of Duska, as set forth in Section 8 hereof, including the asset transfer and assumption agreements contemplated by Section 7(f).

      13. FINDER'S FEES. Gropp, Shiprock and Shiprock Sub, jointly and severally, represent and warrant to Duska, and Duska represents and warrants to each of Gropp, Shiprock and Shiprock Sub, that none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" or "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby.

      14. POST-CLOSING COVENANTS.

            (a) Financial Statements. After the Closing, Shiprock shall timely file a current report on Form 8-K to report the Merger. In addition, for a period of 12 months following the Closing, Shiprock shall use its commercially reasonable efforts to timely file all reports and other documents required to be filed by Shiprock under the Securities Exchange Act of 1934.

            (b) Standard and Poors. If required, Shiprock shall use its commercially reasonable efforts to apply for listing in the Corporate Records published by Standard & Poor's or the Mergent Manuals and News Reports published by Mergent, Inc.

            (c) OTC Bulletin Board. For a period of 12 months following the Closing, Shiprock shall use its commercially reasonable efforts to cause its Common Stock to be traded on either the OTC Bulletin Board, on The Nasdaq Stock Market, or any exchange. Notwithstanding the foregoing, Shiprock shall not be deemed to be in breach of the foregoing covenant if it is removed from any trading system due to its failure to meet any balance sheet or other financial requirement established by the trading system.

            (d) Confidentiality. Gropp hereby agrees that, after the Closing, he shall not publicly disclose any confidential information of either Shiprock, Shiprock Sub or Duska, and that he shall not make any public statement or announcement regarding the Merger or the business, financial condition, prospects or operations of Shiprock or Duska, without the prior written consent of Duska.

      15. MISCELLANEOUS.

      (a) Further Assurances. At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

      (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

      (c) Termination. All obligations hereunder (other than those under Section 15(l)) may be terminated at the discretion of (i) any party if the closing conditions specified in Sections 8 and 9 for the benefit of that party are not met or waived by April 15, 2004, unless such termination date is extended by all of the parties to this Agreement, or (ii) the non-breaching party if any of the representations and warranties made herein by the other party have been materially breached. In addition, Duska may terminate this Agreement in the event that any of the documents or reports Shiprock has filed with the SEC is found to have contained a misstatement of a material fact or to have omitted to state a material fact. Shiprock, Shiprock Sub and Gropp hereby acknowledge and agree that there can be no assurance that Duska will be able to complete the Financing and that Duska shall have no liability to any of them based solely on Duska's failure to complete the Financing.

      (d) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

      (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

      (f) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (h) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

      (i) Entire Agreement. This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

      (j) Time. Time is of the essence.

      (k) Severability. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

      (l) Responsibility and Costs. Whether the Merger is consummated or not, all fees, expenses and out-of-pocket costs, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger constitutes a breach of the terms hereof, in which event the breaching party shall be responsible for all costs of all parties hereto. The indemnification provisions of Section 10, including the $10,000 limit set forth in those provisions, shall not apply in the event of the termination of this Agreement prior to the Closing as a result of a breach hereof by either party, and the parties shall be entitled to pursue any legal remedy available to them under law or equity.

      (m) Applicable Law. This Agreement shall be construed and governed by the internal laws of the State of Delaware.

      (n) Jurisdiction and Venue. Each party hereto irrevocably consents to the jurisdiction and venue of the state or federal courts located in Los Angeles County, State of California, in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


SHIPROCK SUBSIDIARY, INC.                 SHIPROCK, INC.



By:                                       By:
   ------------------------------            ----------------------------------
     Tommy J. Gropp                           Tommy J. Gropp
     President                                President



                                          DUSKA SCIENTIFIC CO.


By:                                       By:
   ------------------------------            ----------------------------------
     Tommy J. Gropp                           Amir Pelleg, Ph.D., President

                                     APPENDIX B

                  AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

      This Agreement (hereinafter the "Agreement") is entered into effective as of this 30th day of June, 2004, by and among Shiprock, Inc., a Nevada corporation (hereinafter "Shiprock"); Shiprock Subsidiary, Inc., a Delaware corporation (hereinafter "Shiprock Sub"); Tommy J. Gropp, a principal stockholder and a director of Shiprock and a director of Shiprock Sub (hereinafter "Gropp"); Michael Artis, a principal shareholder of Shiprock ("Artis"); and Duska Scientific Co., a Delaware corporation (hereinafter "Duska").

                                   RECITALS

      A. Shiprock, Shiprock Sub, Gropp and Duska previously entered into an Agreement and Plan of Reorganization dated as of February 2, 2004 (the "Merger Agreement"). Any capitalized terms used in this Agreement that are not defined in this Agreement shall have the same meaning ascribed to those terms in the Merger Agreement.

      B. The parties desire to amend the Merger Agreement in the manner set forth in this Agreement.

      C. The parties desire to provide certain registration rights for, and to provide certain restrictions on the sale of shares of Shiprock common stock owned by, Gropp and Artis.

      NOW, THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Closing Date for Merger. The parties hereby amend Section 15(c) of the Merger Agreement to extend the date by which the closing conditions set forth in Sections 8 and 9 of the Merger Agreement must be met or waived from April 15, 2004 to August 31, 2004.

      2. Duska Capitalization. The parties hereby agree, that prior to the Closing and after the Stock Split (but before taking into account the Financing), Duska shall have 14,060,292 shares of common stock outstanding, together with options to purchase 4,965,000 shares of Duska common stock and warrants to purchase 4,733,292 shares of Duska common stock. The parties hereby further agree that, pursuant to the Financing, Duska may issue up to an additional 4,250,000 shares of its common stock and warrants to purchase up to an additional 4,250,000 shares of its common stock and may issue additional warrants to purchase shares of Duska common stock to placement agents who participate in the Financing.

      3. Stock Option Grant to Triax. The parties hereby agree that Shiprock shall be permitted to grant Triax Capital Management, Inc. a three-year stock option to purchase 25,000 shares of Shiprock common stock at $1.00 per share and a three-year stock option to purchase 25,000 shares of Shiprock common stock at $2.00 per share, with both options to vest upon the Closing.

      4. Registration Rights. Gropp and Artis hereby acknowledge and any of their transferees will acknowledge that they may be deemed to be "underwriters" (within the meaning of federal securities laws) with respect to any sale or transfer of shares of Shiprock common stock following the Closing, and, therefore, their shares of Shiprock common stock can only be sold pursuant to an effective registration statement under the Securities Act. The parties agree that Shiprock shall file a registration statement (the "Registration Statement") covering all of the common stock of Shiprock owned by Gropp (320,000 shares) and Artis (500,000 shares) after the Closing but on or before October 30, 2004 and shall use its commercially reasonable efforts to cause the Registration Statement to become effective and to remain effective for at least a one-year period following the date of its effectiveness. The parties hereby further agree that the Registration Statement may also include the shares issuable upon exercise of the warrants issued by Duska in the bridge and private placement financings effected by Duska prior to or concurrent with the Closing, irrespective of whether the trading price of Shiprock's common stock has reached the level set forth as a requirement for Shiprock to register those shares under the terms of those warrants and may also include additional shares of Shiprock's common stock issued to Duska's EXISTING shareholders in the Merger, in such amounts as Shiprock's Board of Directors after the Closing shall determine in its sole discretion. Gropp and Artis and or their transferees shall enter into a registration rights agreement that contains customary provisions covering such matters as black-out periods and indemnification that shall be acceptable to Duska but shall be no more restrictive of Gropp's and Artis' ability to sell their shares under the Registration Statement than the restrictions imposed on the other Duska shareholders referred to in the preceding sentence.

      5. Terms of Merger Agreement. Except as otherwise specifically modified by the terms of this Agreement, all of the terms (including the covenants, representations and warranties) of the Merger Agreement shall continue in full force and effect.

      6.    Miscellaneous.

            6.1 Further Assurances. At any time, and from time to time, after the date of this Agreement, each party will execute such additional instruments and take such action as may be reasonably requested by any other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

            6.2 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

            6.3 Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

            6.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

            6.5 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            6.6 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            6.7 Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

            6.8 Entire Agreement. This Agreement constitutes the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

            6.9 Severability. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

            6.10 Applicable Law. This Agreement shall be construed and governed by the internal laws of the State of Delaware.

            6.11 Jurisdiction and Venue. Each party hereto irrevocably consents to the jurisdiction and venue of the state or federal courts located in Los Angeles County, State of California, in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

SHIPROCK SUBSIDIARY, INC.             SHIPROCK, INC.

By:  /s/ Tommy J. Gropp               By: /s/ Tommy J. Gropp
-----------------------               ------------------------
         Tommy J. Gropp                       Tommy J. Gropp
         President                            President


   /s/ Tommy J. Gropp
       ----------------                  DUSKA SCIENTIFIC CO.
       Tommy J. Gropp
                                         By:  /s/ A. Pelleg
                                         ------------------------
   /s/ Michael Arits                          Amir Pelleg, Ph.D.,
   -------------------                        President
       Michael Artis

                                   EXHIBIT A


                              CERTIFICATE OF MERGER
                            OF DOMESTIC CORPORATIONS

                            CERTIFICATE OF MERGER OF
                         SHIPROCK SUBSIDIARY, INC. INTO
                              DUSKA SCIENTIFIC CO.

      The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

      DOES HEREBY CERTIFY:

      FIRST: That the name of the state of incorporation of each of the constituent corporations of the merger is as follows:

            NAME                                    STATE OF INCORPORATION

            Shiprock Subsidiary, Inc.                       Delaware

            Duska Scientific Co.                            Delaware

      SECOND: That a plan and agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of
Section 251 of the General Corporation Law of the State of Delaware.

      THIRD: That the name of the surviving corporation of the merger is Duska Scientific Co.

      FOURTH: That the certificate of incorporation of Duska Scientific Co., a Delaware corporation, the surviving corporation, shall be the certificate of incorporation of the surviving corporation.

      FIFTH: That the executed agreement and plan of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania 19004.

      SIXTH: That a copy of the agreement and plan and of merger will be furnished by the surviving corporation, on request and without cost to any stockholder of any constituent corporation.

                                          DUSKA SCIENTIFIC CO.


ATTEST:                                   By:
                                              ------------------------
                                              President

-----------------------
Secretary

                                   EXHIBIT B

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)


A.    Name of corporation: Shiprock, Inc.

B. Amendment: The articles have been amended as follows (provide article numbers, if available):

      1.    Name of Corporation: Duska Therepeutics, Inc.

      2.    Agent: The resident agent of the Corporation is:

                  Paracorp Incorporated
                  318 North Carston Street, Suite 208
                  Carson City, Nevada  89701
                  Telephone: (888) 972-7273

      3. Authorized Shares: The aggregate number of shares which the corporation shall have authority to issue shall consist of 50,000,000 shares of common stock having a $0.001 par value per share, and 5,000,000 shares of preferred stock having a $0.001 par value per share. The common stock and preferred stock may be issued from time to time without prior approval by the stockholders. The common stock and preferred stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of preferred stock in one or more series with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

C. Vote Required: The articles of incorporation of the corporation require the approval of the foregoing amendment by stockholders holding at least a majority of the voting power of the corporation. The amendment was approved by stockholders holding 1,000,000 of 1,580,000 shares of common stock outstanding, or approximately 63%.

      4.    Officer Signature:

           ------------------------
           Tommy J. Gropp
           President and Secretary

                                   EXHIBIT E


                                ESCROW AGREEMENT
                                ----------------

      THIS ESCROW AGREEMENT (this "AGREEMENT") is made and entered into as of this __th day of________, 2004 by and among Duska Scientific Co., a Delaware corporation ("DUSKA"), Thomas C. Cook and Associates, Ltd., as the escrow agent (the "ESCROW AGENT"), and Tommy J. Gropp ("GROPP"), a principal stockholder, the President and a director of Shiprock, Inc., a Nevada corporation ("SHIPROCK"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement (hereinafter defined).

                                    RECITALS

      Duska, Shiprock Subsidiary, Inc., a Delaware corporation ("SHIPROCK Sub"), Shiprock and Gropp are parties to an Agreement and Plan of Reorganization, dated as of February 2, 2004 (as may be amended from time to time, the "MERGER AGREEMENT"), a copy of which is attached hereto. In accordance with Section 8(m) of the Merger Agreement, Gropp agreed to deposit one hundred thousand (100,000) shares of Shiprock Common Stock that he currently owns (the "Escrowed Shares") into escrow with the Escrow Agent in order to provide some security for his obligations under Section 10 of the Merger Agreement to indemnify Duska (and after the closing of the merger, Shiprock) (when referring to an indemnified party, Duska and, after the closing, Shiprock are herein collectively referred to as the "INDEMNITEE") against and for any Losses asserted against, imposed upon or incurred by Indemnitee by reason of or resulting from a breach of any representation, warranty, covenant or agreement of Gropp, Shiprock or Shiprock
Sub contained in the Merger Agreement or any certificate delivered pursuant thereto.

      In accordance with the Merger Agreement, 100,000 of the shares of Shiprock Common Stock owned by Gropp will be deposited with and held by the Escrow Agent pursuant to the terms of this Agreement until termination of this Agreement as provided herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1. ESTABLISHMENT OF ESCROW

      Concurrently with the execution of this Agreement, Gropp is delivering to the Escrow Agent as holder for the benefit of Duska a stock certificate representing the Escrowed Shares, together with signed but undated stock powers. The stock certificate evidencing the Escrow Shares bears a legend indicating that the shares are subject to this Agreement, are not transferable while held in escrow, and are not transferable without the prior written consent of Duska (which consent may be withheld at its sole discretion). From and after the Effective Date, the Escrowed Shares shall be available to compensate and indemnify the Indemnitee against and for any Losses asserted against, imposed upon or incurred by the Indemnitee by reason of or resulting from a breach of any representation, warranty, covenant or agreement of either Shiprock, Shiprock Sub or Gropp set forth in the Merger Agreement or in any certificate or document delivered by Shiprock, Shiprock Sub or Gropp pursuant to the Merger. The Indemnitee may not receive any of the Escrowed Shares unless an amount is due to Duska under the Merger Agreement and written notice of such fact is delivered by the Indemnitee to the Escrow Agent pursuant to the terms hereof. This Agreement shall not limit in any manner Indemnitee's right to be indemnified in cash (at its sole election) rather than in Escrowed Shares nor shall the amount of indemnification under the Merger Agreement be limited to the value of the Escrowed Shares (whether or not Indemnitee elects to take a portion of the total indemnification amount in the form of the Escrow Shares).

ARTICLE 2. NOTICE OF CLAIMS; NOTICE OF DISPUTES

      If, in accordance with the Merger Agreement, Indemnitee is entitled to be indemnified by Gropp under Section 10 of the Merger Agreement, Indemnitee shall promptly provide notice (the "CLAIM NOTICE") to the Escrow Agent and to Gropp setting forth such fact and stating the dollar amount of damages claimed by Indemnitee. If Gropp disputes either Indemnitee's claim for indemnification, Gropp shall provide the Indemnitee and the Escrow Agent with notice (the "PROTEST NOTICE") within ten (10) days of the date the Claim Notice is received by Gropp. If no Protest Notice is received by the Indemnitee and the Escrow Agent within ten (10) days from the date on which the Claim Notice was received by Gropp, or if a Protest Notice is received and the dispute is resolved in favor of the Indemnitee and an amount is determined to be due to Indemnitee (the amount that is due to Indemnitee is referred to as the "Recoverable Amount"), then the Escrow Agent shall cause to be delivered to Duska a number of Escrowed Shares equal the number of shares (rounded up to the nearest whole number) that, when multiplied by the Average Closing Price, equals the Recoverable Amount. For the purposes of this Agreement, the term "Average Closing Price" means the average of the daily last sale prices for the shares of Shiprock on the trading system on which Shiprock's shares are traded (such as the Pink Sheets trading system, the OTC Bulletin Board, The Nasdaq Stock Market, or any exchange) for the 20 consecutive trading days prior to the date on which the Claim Notice was received by the Escrow Agent. Any such returned Escrowed Shares shall promptly be cancelled and retired by Shiprock's transfer agent. If the Indemnitee receives a Protest Notice within such 10-day period, the Escrow Agent shall not release any of the Escrowed Shares until receipt by the Escrow Agent of written instructions signed by both Gropp and Duska. If less than all of the Escrowed Shares are delivered to the Indemnitee in accordance with this paragraph, Shiprock's transfer agent shall deliver the stock certificate(s) representing the remaining shares of the Escrowed Shares to the Escrow Agent to be held in accordance with the terms of this Agreement.

ARTICLE 3. DUTIES; TERM; EXPIRATION; LIMITS

      3.1 Rights and Obligations of the Parties. The Escrow Agent shall be entitled to such rights and shall perform such duties of the escrow agent as set forth herein (collectively, the "DUTIES"). Duska and Gropp shall be entitled to their respective rights and shall perform their respective duties and obligations as set forth herein and in the Merger Agreement, in accordance with the terms hereof and thereof. Except as to the Duties of the Escrow Agent, in the event that the terms of this Agreement conflict in any way with the provisions of the Merger Agreement, the Merger Agreement shall control.

      3.2 Term - General. The term of escrow for the Escrowed Shares shall commence on the Effective Date of the Merger and shall terminate upon the later of (i) thirty (30) days after the first anniversary of this Agreement or (ii) the date that any pending disputes involving a Claim Notice filed under Article 2 have been resolved.

      3.3 Expiration of Term - No Claim Pending. If, at the expiration of the escrow term provided in Section 3.2 above, either (i) no Claim Notice has been received by Escrow Agent; or (ii) any and all Claims Notices that have been received have been resolved in accordance with this Agreement, the Escrow Agent shall deliver to Shiprock's transfer agent the stock certificate(s) representing the remaining shares of the Escrowed Shares, if any, with instructions to deliver certificates representing such remaining shares to Gropp. Any such delivery of Shiprock Common Stock shall be of full shares and any fractional portions shall be rounded to the nearest whole number by the Escrow Agent so that the remaining shares held in escrow are fully delivered to Gropp.

      3.4 Effect of Final Delivery. Notwithstanding the expiration of the term of the escrow, this Agreement shall continue in full force and effect until the Escrow Agent has delivered all of the Escrowed Shares pursuant to the terms hereof. After all of such shares have been so delivered, all rights, duties and obligations of the respective parties hereunder shall terminate.

      3.5 Non-Exclusivity. The rights of Duska to make claims against the Escrowed Shares pursuant to this Agreement shall not be the sole and exclusive remedy of Duska with respect to any breach of a representation, warranty, covenant or agreement made by Shiprock, Shiprock Sub, or Gropp under the Merger Agreement or in any certificate delivered by Shiprock, Shiprock Sub, or Gropp pursuant to the Merger Agreement. Nothing in this Agreement is intended to limit, or shall restrict, the right of the Indemnitee to (i) make a claim against Gropp for monetary damages or any other remedies, including equitable remedies (such as temporary restraining orders, injunctive relief and specific performance), (ii) to seek indemnification in cash rather than through the cancellation of the Escrowed Shares, nor (iii) seek indemnification under the Merger Agreement for an amount greater than the value of the Escrowed Shares. Any such claim may be in addition to, or in lieu of, filing a Claim Notice hereunder.

      3.6 Dispute Resolution. Except for claims relating to actual fraud or requesting an equitable remedy, including, without limitation, injunctive relief or specific performance, if the parties are unable to resolve any disputes hereunder, such dispute shall be submitted to final and binding arbitration before JAMS in Los Angeles, California, or its successor, pursuant to the United States Arbitration Act, 9 U.S.C. Sec. 1 et seq. Either party may commence the arbitration process called for in this Agreement by filing a written demand for arbitration with JAMS, with a copy to the other parties. The arbitration will be conducted in accordance with the provisions of JAMS' Streamlined Arbitration Rules and Procedures in effect at the time of filing of the demand for arbitration. The parties will cooperate with JAMS and with one another in selecting an arbitrator from JAMS' panel of neutrals, and in scheduling the arbitration proceedings. The parties covenant that they will participate in the arbitration in good faith, and that they will share equally in its costs. The provisions of this Section 3.6 may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all Losses to be paid by the party against whom enforcement is ordered.

ARTICLE 4. DIVIDENDS; VOTING RIGHTS

      4.1 Cash Dividends; Voting Rights. The Escrow Agent shall not distribute any cash dividends or other cash income with respect to the Escrowed Shares, but shall rather hold such dividends/income until the Escrowed Shares are released from escrow. Any such dividends/income received with respect to any share of the Escrowed Shares shall be distributed by the Escrow Agent to the recipient of such share. By written notice signed by Gropp, he shall have the right to direct the Escrow Agent as to the exercise of any voting rights with respect to Escrowed Shares then held by the Escrow Agent, and the Escrow Agent shall comply with such directions if received from Gropp at least five (5) days prior to the date of the meeting at which such vote is to be taken, which meeting date shall be set forth in such directions from Gropp.

      4.2 Stock Splits; Stock Dividends. In the event of any stock split, stock dividend or other similar transaction with respect to Shiprock Common Stock that becomes effective during the term of this Agreement, the additional shares issued with respect to the Escrowed Shares shall be added to the Escrowed Shares held in escrow and any other references herein to a specific number of shares of Shiprock Common Stock shall be proportionately adjusted.

      4.3 Other Property. If pursuant to a transaction (such as a merger or other acquisition of Shiprock), shares of Shiprock Common Stock are converted (in whole or in part) into, or are converted into the right to receive, cash or property other than shares of capital stock issued by Shiprock, then such cash or other property issued or issuable with respect to the Escrowed Shares shall remain subject to the terms of this Agreement.

ARTICLE 5. THE ESCROW AGENT

      5.1 Liability. In performing any of its Duties under this Agreement, or upon the claimed failure to perform its Duties hereunder, the Escrow Agent shall not be liable to anyone for any damages, losses or expenses which they may incur as a result of the Escrow Agent so acting or failing to act; provided, however, that Escrow Agent shall be liable for damages arising out of its willful misconduct or gross negligence under this Agreement. Accordingly, the Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted to be taken in good faith; or (ii) any action taken or omitted to be taken in reliance upon any document, including any written notice or instructions provided for in this Agreement, not only as to its due execution and to the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the purported proper person or persons and to conform with the provisions of this Agreement. The limitation of liability provisions of this
Section 5.1 shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

      5.2 Resignation. The Escrow Agent may resign at any time from its obligations under this Agreement by providing written notice to the parties hereto. Such resignation shall be effective at such time as a successor escrow agent is appointed, but in no event later than sixty (60) days after such written notice has been given. The Escrow Agent shall have no responsibility for the appointment of a successor escrow agent. If a successor escrow agent is not selected within sixty (60) days of the resignation of Escrow Agent by Duska and Gropp, the Escrow Agent shall have the right to institute a bill of interpleader or other appropriate judicial proceeding in any court of competent jurisdiction, and shall be entitled to tender into the registry or custody of any court of competent jurisdiction all money or property in its possession under the terms of this Agreement, whereupon the parties hereto agree Escrow Agent shall be discharged from all further duties under this Agreement. The Escrow Agent may be removed for cause by Duska or Gropp.

      5.3 Expenses of Escrow Agent. Duska shall be liable for the fees and expenses of the Escrow Agent.

      5.4 Indemnification and Hold Harmless. Gropp and Duska hereby, jointly and severally, agree to indemnify and hold the Escrow Agent and its directors, employees, officers, agents, successors and assigns harmless from and against any and all losses, claims, damages, liabilities and expenses, including without limitation, reasonable costs of investigation and counsel fees and disbursements (both at the trial and appellate levels) which may be imposed on the Escrow Agent or incurred by it in connection with its acceptance of this appointment as the Escrow Agent hereunder or the performance of its duties (except in connection with its willful misconduct or gross negligence), including, without limitation, all losses, damages, liabilities and expenses (including counsel fees and expenses) incurred in connection with any litigation arising from this Agreement, the Merger Agreement or the subject matter thereof. The indemnification provisions contained in this Section 5.4 shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

ARTICLE 6. MISCELLANEOUS

      6.1 Transferability. The contingent right to receive shares of the Escrowed Shares shall not be transferable by Duska.

      6.2 Notices. Any notices or other communications required or permitted under this Agreement shall be in writing and shall be sufficiently given if sent by (i) registered or certified mail, postage prepaid, addressed as follows, (ii) facsimile to the facsimile numbers identified below or (iii) overnight courier (such as UPS or FedEx), addressed as follows:


If to Duska:

       Duska Scientific Co.
       Two Bala Plaza, Suite 300
       Bala Cynwyd, Pennsylvania 19004
       Telephone: (610) 660-6690
       Facsimile: (610) 660-0966
       Attention: Amir Pelleg, Ph.D., President

If to Shiprock, Inc.:
       Shiprock, Inc.
       1370 Monterey Drive
       Apache Junction, Arizona, 85220
       Attention:  Tommy Gropp, President
       Telephone:   (480) 288-4223

If to Escrow Agent:

       The Law Offices of Thomas C. Cook, LTD.
       2921 N. Tanaya Way, Suite 234
       Las Vegas, Nevada 89128
       Telephone: (702) 952-8519
       Facsimile: (702) 952-8521
       Attention: Thomas C. Cook, Esq.


or such other person or address as shall be furnished in writing by any of the parties and any such notice or communication shall be deemed to have been given as of the date so mailed.

      6.3 Construction. The validity, enforcement and construction of this Agreement shall be governed by the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

      6.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, assigns and transferees, as the case may be. Escrow Agent shall not be charged with notice or knowledge of any such ancillary document, fact or information not specifically set forth herein. Escrow Agent shall undertake to perform only such duties as are expressly set forth herein and no additional or implied duties or obligations shall be read into this Agreement against the Escrow Agent.

      6.5 Severability. If any provision or section of this Agreement is determined to be void or otherwise unenforceable, it shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain enforceable in accordance with their terms.

      6.6 Interpretation. The headings and subheadings contained in this Agreement are for reference only and for the benefit of the parties and shall not be considered in the interpretation or construction of this Agreement. This Agreement shall be construed and interpreted without regard to any rule or presumption requiring that it be construed or interpreted against the party causing it to be drafted.

      6.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      6.8 Amendments. This Agreement may be amended from time to time but only by written agreement signed by all of the parties hereto.

      6.9 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes any and all prior understandings, agreements, negotiations and discussions, both written and oral, between the parties hereto with respect to the subject matter hereof.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         Duska Scientific Co.,



                                         By:
                                            ---------------------------------
                                         Name: Amir Pelleg, Ph.D.
                                         Title: President


                                         Thomas C. Cook, Esq.
                                         as Escrow Agent



                                         By:
                                            ---------------------------------
                                         Name: Thomas C. Cook



                                         By:
                                         ------------------------------------
                                               Tommy J. Gropp

                                   EXHIBIT F



                               ____________, 2004


Amir Pelleg, Ph.D.
President
Duska Scientific Co.
Two Bala Plaza, Suite 300
Bala Cynwyd, Pennsylvania 19004



      Re: Indemnification Waiver

Dear Dr. Pelleg:

      This letter agreement is being delivered to you in connection with the reorganization transaction effected pursuant to that certain Agreement and Plan of Reorganization, dated as of February 2, 2004 (the "Plan of Reorganization"), among Shiprock, Inc., a Nevada corporation (hereinafter "Shiprock"), Shiprock Subsidiary, Inc., a Delaware corporation (hereinafter "Shiprock Sub"), Duska Scientific Co., a Delaware corporation ("Duska"), and the undersigned, Tommy J. Gropp.

      I hereby represent and warrant to Duska and to Shiprock that I am a stockholder of Shiprock, and that I currently am, or have previously been, an employee, officer and/or a director of Shiprock and/or Shiprock Sub. The Articles of Incorporation of Shiprock, the Certificate of Incorporation of Shiprock Sub, and the Bylaws of both Shiprock and Shiprock Sub, contain provisions under which those corporations shall, to the extent permitted by law, indemnify each of their directors and officers against expenses, judgments, fines, settlements, and other amounts incurred in connection with any proceeding arising by reason of the fact that a person is or was an employee or an agent of the corporation, including an officer or director of the corporation (the foregoing indemnification provisions of the Articles of Incorporation, Certificate of Incorporation, and the Bylaws are herein referred to as the "Indemnification Provisions"). In order to induce Duska and Shiprock to consummate the merger and other transactions contemplated by the Plan of Reorganization, I hereby agree to be bound by the terms of this letter agreement.

      1. Waiver of Rights Under the Indemnification Provisions. I hereby waive and relinquish any rights I may have to be indemnified by either Shiprock or Shiprock Sub (or Duska, after the closing of the merger contemplated by the Plan of Reorganization) under any of the Indemnification Provisions for all periods during which I was an employee, officer or director of either Shiprock or Shiprock Sub. The foregoing waiver and relinquishment shall apply to any right I may have to require either Shiprock or Shiprock Sub (or Duska, after the closing of the merger contemplated by the Plan of Reorganization) to defend me, or to advance any payment to cover my expenses, in connection with any proceeding arising out of, or related to my employment or relationship with either Shiprock or Shiprock Sub.

      2. Insurance Claims. I acknowledge that Duska currently has, and may hereafter additionally acquire, insurance against claims made against the officers and directors of Duska and its predecessors. In addition, I acknowledge that Shiprock plans to obtain liability insurance for its officers and directors, which insurance may cover prior acts of the officers and directors of Shiprock, is subsidiaries, and their respective predecessors. I hereby waive and relinquish any rights I may have to be covered by any such currently existing or hereafter obtained insurance policies, and agree not to assert any right to be covered or insured by any such insurance policy.

      3. Indemnification Agreements. I hereby agree that I am not a party to any written or oral indemnification agreements with Shiprock or Shiprock Sub and that, other than possibly under the Indemnification Provisions, neither Shiprock nor Shiprock Sub is currently obligated to indemnify my under any other oral or written agreement or understanding. In the event that it is determined that Shiprock or Shiprock Sub have, either explicitly or implicitly, agreed to indemnify me in any manner, I hereby waive and relinquish any such rights and agreements.

      4. Unpaid Salary/Reimbursements/Loans. I hereby agree that I am not owed any amounts by Shiprock or Shiprock Sub under any employment agreement or otherwise for my service as an employee, officer, director or consultant of either Shiprock or Shiprock Sub through the date of this Agreement and the closing of the merger contemplated by the Plan of Reorganization, whether in the form of salary, bonus, vacation pay, sick pay or any other compensation or benefits, and that neither Shiprock nor Shiprock Sub have any obligation to provide or maintain any compensation or benefits for me after the date of this Agreement and the date of the merger. I further agree and acknowledge that any and all loans or advances made by me to either Shiprock or Shiprock Sub have been repaid in full and that I am not owned any amounts by either Shiprock or Shiprock Sub as a result of any such advances or loans.

      I understand that the Duska will proceed with the closing under the Plan of Reorganization in reliance on this Agreement.


                              Sincerely,



                              -------------------------
                              Tommy J. Gropp


AGREED AND ACCEPTED

Duska Scientific Co.



By:
   ---------------------------
   Amir Pelleg, Ph.D., President


Thomas C. Cook, Esq.
as Escrow Agent

By:
----------------------------
Name: Thomas C. Cook


By:
   -------------------------
        Tommy J. Gropp

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